                                                                   Exhibit 10(p)


                              AMENDED AND RESTATED
                          CREDIT AND GUARANTY AGREEMENT

                            dated as of July 20, 2000

                                      among

                        LINCOLN ELECTRIC HOLDINGS, INC.,
                              an Ohio corporation,

                          THE LINCOLN ELECTRIC COMPANY,
                               an Ohio corporation

                                       and

            CERTAIN SUBSIDIARIES OF LINCOLN ELECTRIC HOLDINGS, INC.,

                                all as Borrowers,

                        LINCOLN ELECTRIC GLOBAL LIMITED,
         a company incorporated under the laws of the England and Wales,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                           CREDIT SUISSE FIRST BOSTON,
                  as Joint Lead Arranger, Administrative Agent,
                        Collateral Agent and Bookrunner,


                          J.P. MORGAN SECURITIES INC.,
                             as Joint Lead Arranger

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              as Syndication Agent

                               TABLE OF CONTENTS
                               -----------------


                                               SECTION 1

                                              DEFINITIONS

                                                                                                  PAGE
                                                                                                  ----
1.1      Certain Defined Terms..................................................................... 3
1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement;
         Fiscal Periods for Determining Compliance and Pricing.....................................46
1.3      Exchange Rates............................................................................47
1.4      Other Definitional Provisions and Rules of Construction...................................47
1.5      Schedules.................................................................................47

                                               SECTION 2

                              AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      Commitments; Making of Loans; the Register; Notes                                         48
2.2      Interest on the Loans.....................................................................55
2.3      Fees......................................................................................60
2.4      Repayments, Prepayments and Reductions in Revolving Loan Commitments; General
         Provisions Regarding Payments ............................................................61
2.5      Use of Proceeds ..........................................................................73
2.6      Special Provisions Governing Eurocurrency Rate Loans......................................74
2.7      Increased Costs; Taxes; Capital Adequacy..................................................77
2.8      Obligation of Lenders and Issuing Lenders to Mitigate; Replacement........................83
2.9      Borrowing Subsidiaries....................................................................85

                                               SECTION 3

                                           LETTERS OF CREDIT

3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations Therein ............86
3.2      Letter of Credit Fees.....................................................................89
3.3      Drawings and Reimbursement of Amounts Paid Under Letters of Credit........................90
3.4      Obligations Absolute......................................................................93
3.5      Indemnification; Nature of Issuing Lenders' Duties........................................95
3.6      Increased Costs and Taxes Relating to Letters of Credit...................................96

                                              SECTION 4

                                              CONDITIONS

4.1      Announcement Date and Effectiveness of Commitments .......................................98
4.2      Conditions to Closing....................................................................101
4.3      Conditions to Offer Borrowings...........................................................102
4.4      Conditions to Other Borrowings...........................................................103

                                               SECTION 5

                                    REPRESENTATIONS AND WARRANTIES

5.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries ...........104
5.2      Authorization of Borrowing, Etc..........................................................105
5.3      Financial Condition......................................................................106
5.4      No Material Adverse Change; No Restricted Junior Payments................................107
5.5      Title to Properties; Liens...............................................................107
5.6      Litigation; Adverse Facts................................................................107
5.7      Payment of Taxes.........................................................................108
5.8      Performance of Agreements; Materially Adverse Agreements; Material Contracts ............108
5.9      Governmental Regulation; Accreditation ..................................................109
5.10     Securities Activities....................................................................109
5.11     Employee Benefit Plans...................................................................109
5.12     Certain Fees.............................................................................110
5.13     Environmental Protection.................................................................110
5.14     Employee Matters.........................................................................112
5.15     Solvency.................................................................................112
5.16     Matters Relating to Collateral...........................................................112
5.17     Disclosure...............................................................................113
5.18     Insurance................................................................................114
5.19     Patents, Trademarks, etc.................................................................114
5.20     Licenses, etc............................................................................115
5.21     Compliance With Law......................................................................115
5.22     Absence of Undisclosed Liabilities.......................................................115
5.23     Purpose of Loans.........................................................................115

                                               SECTION 6



                                    COMPANY'S AFFIRMATIVE COVENANTS

6.1      Financial Statements and Other Reports ..................................................116
6.2      Corporate Existence, Etc.................................................................123
6.3      Payment of Taxes and Claims; Tax Consolidation...........................................123
6.4      Maintenance of Properties; Insurance.....................................................124
6.5      Inspection Rights; Lender Meeting........................................................124
6.6      Compliance With Laws, Etc................................................................125
6.7      Environmental Claims and Violations of Environmental Laws................................126
6.8      Execution of Loan Documents by Certain Subsidiaries and Future Subsidiaries..............126
6.9      Certain Matters Regarding Collateral.....................................................127
6.10     Books, Records and Inspections...........................................................129
6.11     Performance of Obligations...............................................................129
6.12     Further Assurances.......................................................................130
6.13     Use of Proceeds..........................................................................130
6.14     Maintenance of Corporate Separateness....................................................131
6.15     Compliance With Material Contracts.......................................................131
6.16     Syndication Process......................................................................131
6.17     Offer....................................................................................132
6.18     Refinancing..............................................................................133
6.19     Ratings Process..........................................................................134
6.20     Financial Assistance.....................................................................134
6.21     Intercompany Loans.......................................................................134

                                               SECTION 7

                                     COMPANY'S NEGATIVE COVENANTS

7.1      Indebtedness ............................................................................135
7.2      Prohibition on Liens.....................................................................137
7.3      Investments; Joint Ventures..............................................................138
7.4      Contingent Obligations...................................................................139
7.5      Restricted Junior Payments...............................................................140
7.6      Financial Covenants......................................................................141
7.7      Restriction on Fundamental Changes; Asset Sales and Acquisitions.........................142
7.8      Consolidated Capital Expenditures........................................................144
7.9      Fiscal Year..............................................................................144
7.10     Sales and Lease-Backs....................................................................144
7.11     Sale or Discount of Receivables..........................................................144
7.12     Transactions With Shareholders and Affiliates............................................145
7.13     Disposal of Subsidiary Stock.............................................................145


7.14     Conduct of Business......................................................................145
7.15     Certain Restrictions.....................................................................146
7.16     Material Subsidiaries....................................................................146

                                               SECTION 8

                                           EVENTS OF DEFAULT

8.1      Failure to Make Payments When Due .......................................................146
8.2      Default in Other Agreements..............................................................147
8.3      Breach of Certain Covenants..............................................................147
8.4      Breach of Warranty.......................................................................147
8.5      Other Defaults Under Loan Documents......................................................148
8.6      Involuntary Bankruptcy; Appointment of Receiver, Etc.....................................148
8.7      Voluntary Bankruptcy; Appointment of Receiver, Etc.......................................149
8.8      Judgments and Attachments................................................................149
8.9      Dissolution..............................................................................149
8.10     Employee Benefit Plans...................................................................149
8.11     Change in Control........................................................................150
8.12     Invalidity of Loan Documents.............................................................150

                                               SECTION 9

                                                AGENTS

9.1      Appointment .............................................................................152
9.2      Powers and Duties; General Immunity......................................................154
9.3      Representations and Warranties; No Responsibility for Appraisal of Creditworthiness......156
9.4      Right to Indemnity.......................................................................156
9.5      Successor Agent..........................................................................157
9.6      Collateral Documents and Guaranties......................................................157

                                              SECTION 10

                                           COMPANY GUARANTY

10.1     The Company Guaranty ....................................................................158
10.2     Bankruptcy...............................................................................159
10.3     Nature of Liability......................................................................159
10.4     Independent Obligation...................................................................160
10.5     Authorization............................................................................160


10.6     Reliance.................................................................................161
10.7     Subordination............................................................................162
10.8     Waiver...................................................................................162

                                              SECTION 11

                                             MISCELLANEOUS

11.1     Assignments and Participations in Loans and Letters of Credit ...........................163
11.2     Expenses.................................................................................168
11.3     Indemnity................................................................................169
11.4     Set-Off..................................................................................170
11.5     Ratable Sharing..........................................................................171
11.6     Amendments and Waivers...................................................................171
11.7     Independence of Covenants................................................................174
11.8     Notices..................................................................................174
11.9     Survival of Representations, Warranties and Agreements...................................175
11.10    Failure or Indulgence Not Waiver; Remedies Cumulative....................................175
11.11    Marshalling; Payments Set Aside..........................................................175
11.12    Severability.............................................................................176
11.13    Obligations Several; Independent Nature of Lenders' Rights...............................176
11.14    Headings.................................................................................176
11.15    Applicable Law...........................................................................176
11.16    Successors and Assigns...................................................................177
11.17    Consent to Jurisdiction and Service of Process...........................................177
11.18    Waiver of Jury Trial.....................................................................178
11.19    Confidentiality..........................................................................179
11.20    Counterparts; Effectiveness..............................................................179

                                    SCHEDULES
                                    ---------

2.1               Lender Commitments
2.1(A)(i)         Alternative Currency Sublimit
2.1(A)(iv)        Foreign Borrower Exposure Sublimit
2.5               Scheduled Indebtedness
3.24(a)           Press Release
5.1               Corporate Organization
5.2C              Certain Governmental Consents
5.6               Certain Material Litigation
5.8               Material Contracts
5.13              Certain Environmental Matters
5.14              Certain Employee Matters
7.1               Certain Existing Indebtedness
7.2               Certain Existing Liens
7.3               Certain Existing Investments
7.4               Certain Existing Contingent Obligations
7.5               Certain Restricted Payments
7.7               Certain Target Acquisitions
7.10              Certain Existing Sale and Lease-Back Transactions

                                    EXHIBITS
                                    --------

I                 Form of Notice of Borrowing
II                Form of Notice of Conversion/Continuation
III               Form of Notice of Request to Issue Letter of Credit
IV                Form of Tranche A Term Loan
V                 Form of Tranche B Term Note
VI                Form of Swing Line Note
VII               Form of Revolving Note
VIII              Form of Compliance Certificate
IX-A              Form of Loan Party U.S. Counsel Opinion
IX-B              Form of Company General Counsel Opinion
IX-C              Form of Loan Party U.K. Counsel Opinion
X                 Form of Assignment Agreement
XI                Form of Certificate Re Non-Bank Status
XII               Form of Pledge Agreement
XIII              Form of Subsidiary Guaranty
XIV               Form of Assumption Agreement
XV                Form of Solvency Certificate
XVI               Form of UK Share Charge
XVII              Form of UK Debenture
XVIII             Form of Financial Plan

                        LINCOLN ELECTRIC HOLDINGS, INC.

                              AMENDED AND RESTATED
                          CREDIT AND GUARANTY AGREEMENT

                  This AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT is dated as of July 20, 2000 and entered into by and among LINCOLN ELECTRIC HOLDINGS, INC., an Ohio corporation ("COMPANY"), LINCOLN ELECTRIC GLOBAL LIMITED, a company incorporated under the laws of England and Wales ("NEWCO"), THE LINCOLN ELECTRIC COMPANY, an Ohio corporation ("LINCOLN") the domestic subsidiaries of the Company signatories hereto (the "DOMESTIC BORROWERS"), the foreign subsidiaries of the Company signatories hereto (the "FOREIGN BORROWERS" and, together with the Company, Lincoln and the Domestic Borrowers, the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as a joint lead arranger (in such capacity, a "JOINT LEAD ARRANGER"), administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), collateral agent (in such capacity, "COLLATERAL AGENT"), and bookrunner, J.P. MORGAN SECURITIES INC. ("JP MORGAN"), as a joint lead arranger (in such capacity, a "JOINT LEAD ARRANGER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent (in such capacity, "SYNDICATION AGENT"). Capitalized terms shall have the meanings assigned thereto in Section 1 of this Agreement.

                                 R E C I T A L S

                  WHEREAS, Company, Lincoln, Newco, the Lenders, CSFB as Joint Lead Arranger, Administrative Agent, Collateral Agent and bookrunner, JP Morgan as Joint Lead Arranger and Morgan Guaranty Trust Company of New York, as Syndication Agent, entered into that certain Credit Agreement dated as of April 25, 2000 (the"EXISTING CREDIT AGREEMENT");

                  WHEREAS, Company intends to (i) acquire through Newco (the "ACQUISITION") all the issued and outstanding shares of capital stock of Charter plc, a public limited company incorporated under the laws of England and Wales with company number 2794949 ("TARGET"), whether pursuant to the Offer (as hereinafter defined), through open market purchases made in accordance with applicable law or pursuant to the provisions of Section 428 et. seq. of the U.K. Companies Act of 1985, together with any options therefor; and (ii) refinance, in connection with the Acquisition, certain of Company's and Target's existing indebtedness;

                  WHEREAS, Company desires that Lenders extend credit in the form of (a) Term Loans and (b) Revolving Loans, with all Loans in an aggregate principal amount not to exceed $1,300,000,000;

                  WHEREAS, the proceeds of the Term Loans and Revolving Loans made on or after the Closing Date are to be used (i) to finance the Acquisition,
(ii) to consummate the Refinancing, (iii) to pay fees and expenses related to the Acquisition and Refinancing and (iv) for working capital needs and general corporate purposes;

                  WHEREAS, Company desires to secure (directly or indirectly)
(i) all of the Company Obligations and the Domestic Obligations by granting to Administrative Agent, on behalf of Lenders, a pledge of all of the capital stock and Intercompany Notes of each of its Material Domestic Subsidiaries, Newco and Target and a pledge of 65% of the capital stock of each of the other Material Foreign Subsidiaries which are directly owned by Company or a Domestic Subsidiary (other than any Subsidiaries of Target); and (ii) all of the Foreign Obligations by granting to Administrative Agent, on behalf of Lenders, a pledge of all of the capital stock and Intercompany Notes of each of its Material Foreign Subsidiaries (subject to applicable law);

                  WHEREAS, Company desires to secure (directly or indirectly) all of the Obligations by granting to Administrative Agent, on behalf of Lenders, a valid, perfected first priority security interest in substantially all of the tangible and intangible assets of Company, the Domestic Subsidiaries and, in the case of the Foreign Obligations (only), the Foreign Subsidiaries (other than Target and its Subsidiaries); and

                  WHEREAS, (i) Company and all of the Domestic Subsidiaries and Newco have agreed to guarantee the Company Obligations and the Domestic Obligations; and (ii) Company, the Domestic Subsidiaries, under certain circumstances, and certain Foreign Subsidiaries (other than Target and its Subsidiaries) have agreed to guarantee the Foreign Obligations.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Newco, Lenders and Administrative Agent agree as follows:

1                                    SECTION

                                   DEFINITIONS
2
2.1               CERTAIN DEFINED TERMS
                  The following terms used in this Agreement shall have the following meanings:

                  "ACCEPTANCE CONDITION" means the condition of the Offer relating to the minimum level of acceptances of the Offer as set forth in the Announcement.

                  "ACQUISITION" has the meaning assigned to such term in the recitals to this Agreement.

                  "ADJUSTED EURIBOR" means, with respect to any EURIBOR Loans for any Interest Period, an interest rate per annum equal to the product of (a) EURIBOR in effect for such Interest Period and (b) Statutory Reserves.

                  "ADJUSTED EUROCURRENCY RATE" means Adjusted LIBOR or Adjusted EURIBOR.

                  "ADJUSTED LIBOR" means, with respect to any LIBOR Loans for any Interest Period, an interest rate per annum equal to the product of (a) LIBOR in effect for such Interest Period and (b) Statutory Reserves.

                  "ADMINISTRATIVE AGENT" has the meaning assigned to such term in the preamble to this Agreement.

                  "AFFECTED LENDER" has the meaning assigned to such term in subsection 2.6C.

                  "AFFECTED LOAN" has the meaning assigned to such term in subsection 2.6C.

                  "AFFILIATE," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AGENTS" means, collectively, Administrative Agent, Syndication Agent, Collateral Agent, the Joint Lead Arrangers, and any Co-Documentation Agents which may be appointed and also any successor Agents appointed pursuant to subsection 9.5.

                  "AGGREGATE AMOUNTS DUE" has the meaning assigned to such term in subsection 11.5.

                  "AGREEMENT" means this Amended and Restated Credit and Guaranty Agreement dated as of July 20, 2000, as it may be amended, supplemented or otherwise modified from time to time and which supercedes the Existing Credit Agreement.

                  "ALTERNATE BASE RATE" means, at any time, the higher of (i) the Prime Rate or (ii) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "ALTERNATE BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Alternate Base Rate as provided in subsection 2.2A.

                  "ALTERNATE FINANCING" means the Bridge Loans and the Takeout Debt.

                  "ALTERNATIVE CURRENCY" means Euros, Pounds and any other foreign currency which is agreed to by the Borrowers and the Lenders.

                  "ALTERNATIVE CURRENCY BORROWING" means a Borrowing comprised of Alternative Currency Loans.

                  "ALTERNATIVE CURRENCY EQUIVALENT" means, on any date of determination, with respect to any amount denominated in dollars, the equivalent in any Alternative Currency of such amount, determined by Administrative Agent pursuant to subsection 1.3 using the applicable Exchange Rate with respect to such currency at the time in effect.

                  "ALTERNATIVE CURRENCY LOAN" means any Revolving Loan denominated in an Alternative Currency. Each Alternative Currency Loan must be a Eurocurrency Loan.

                  "ALTERNATIVE CURRENCY EXPOSURE" means, at any time with respect to any Alternative Currency, the sum of the Dollar Equivalent of the aggregate principal amount of all outstanding Loans that are denominated in such Alternative Currency at such time.

                  "ANNOUNCEMENT" means the public announcement of the Offer by the issuance of the Press Release.

                  "ANNOUNCEMENT DATE" means April 26, 2000, the date upon which the Announcement occurred.

                  "APPLIED AMOUNT" has the meaning assigned to such term in subsection 2.4B(iv)(b).

                  "APPROVED FUND" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "ASSET SALE" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its Wholly Owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) all, or substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory or obsolete or worn out property sold in the ordinary course of business and (b) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $500,000 or less); provided that any sales that would otherwise be deemed an Asset Sale pursuant to the foregoing shall not be deemed to be an Asset Sale except to the extent that the aggregate value of all such sales exceeds $10,000,000 in any Fiscal Year.

                  "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of EXHIBIT X annexed hereto.

                  "AVAILABILITY PERIOD" means the period from and including the Payment Obligation Date through the later of the Refinancing Date and Compulsory Acquisition Date.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

                  "BASE RATE MARGIN" has the meaning assigned to such term in subsection 2.2A(i).

                  "BORROWERS" has the meaning assigned to such term in the preamble to this Agreement.

                  "BORROWING" means a group of Loans of a single Class made by the Lenders on a single date and as to which a single Interest Period is in effect. Borrowings having different Interest Periods or denominated in different currencies, regardless of whether they commence on the same date, shall be considered separate Borrowings.

                  "BRIDGE FACILITY" means the facility constituting the commitments for the Bridge Loans.

                  "BRIDGE LOAN DOCUMENTS" means the agreements under which the Bridge Loans may be made or issued and all other instruments, agreements and other documents evidencing or governing the Bridge Loans or providing for any guarantee, warrants or other right in respect thereof.

                  "BRIDGE LOANS" means the senior subordinated loans to be made by certain lenders to Company on the Closing Date in an aggregate principal amount equal to $200,000,000 pursuant to the Bridge Loan Documents.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York, or is a day on which banking institutions located in such jurisdiction are authorized or required by law or other governmental action to close; provided, however, that (i) when used in connection with a Eurocurrency Rate Loan, the interest rate for which is determined by reference to LIBOR, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the relevant currency in the London interbank market, (ii) when used in connection with a Eurocurrency Rate Loan, the interest rate for which is determined by reference to EURIBOR, the term "Business Day" shall also exclude any day which is not a TARGET Settlement Day and (iii) when used in connection with any Calculation Date or determining any date on which any amount is to be paid or made available in an Alternative Currency, the term "Business Day" shall also exclude any day on which commercial banks and foreign exchange markets are not open for business in the principal financial center in the country of such Alternative Currency.

                  "CALCULATION DATE" means, in respect of a Eurocurrency Rate Loan denominated in an Alternative Currency, (a) the date falling two Business Days (or such other period as is customary in the relevant foreign exchange market for delivery on the date of the relevant Borrowing) prior to the date of each Borrowing, (b) the date falling two Business Days (or such other period as is customary in the relevant foreign exchange market for delivery on the date of the relevant conversion or continuation) prior to the date of conversion or continuation of any Borrowing pursuant to subsection 2.2D or (c) such additional dates as Administrative Agent or the Requisite Lenders shall reasonably specify.

                  "CALCULATION PERIOD" means, for (i) the determination of Interest Coverage Ratio for purposes of subsection 7.6A and the determination of Consolidated Fixed Charge Coverage Ratio for purposes of subsection 7.6B, for the first three Calculation Periods, the periods from October 1, 2000 to the last day of each of the Fiscal Quarters ending on December 31, 2000, March 31, 2001 and June 30, 2001 (in each case taken as one accounting period) and (ii) any other determination, the four consecutive Fiscal Quarters of Company then last ended (taken as one accounting period).

                  "CAPITAL LEASE," as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

                  "CASH" means money, currency or a credit balance in a demand, time, savings, passbook or like account, other than an account evidenced by a negotiable certificate of deposit.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

                  "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit XI annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                  "CITY CODE" means The City Code on Takeovers and Mergers applicable to the Offer as of the date the Offer is made.

                  "CLASS," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans or Swing Line Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Term Commitment, Tranche B Term Commitment or Swing Line Loan Commitment.
                  "CLEANUP" means all actions required to: (a) clean up, remove, treat or remediate Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform pre-remedial studies and investigations and post-remedial monitoring and care, or (d) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the indoor or outdoor environment.

                  "CLEAN-UP PERIOD" means the period commencing on the Announcement Date and ending on the date that is 180 days after the Closing Date.

                  "CLOSING DATE" means the date on which the initial Loans are made.

                  "CO-DOCUMENTATION AGENTS" means up to two Lenders, as agreed between Company and Joint Lead Arrangers, to serve as co-documentation agents.

                  "COLLATERAL" means, collectively, all of the property (including Capital Stock) on which Liens are granted pursuant to, and in accordance with, this Agreement and the applicable Collateral Documents as security for the Credit Obligations.

                  "COLLATERAL AGENT" has the meaning assigned to such term in the preamble of this Agreement.

                  "COLLATERAL DOCUMENTS" means (i) the Pledge Agreement, (ii) the Security Agreements and the Mortgages, (iii) the UK Share Charge, (iv) the UK Debenture, and (iv) any collateral documents to be entered into by Foreign Subsidiaries, in each case together with all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to the Collateral Agent, on behalf of Lenders, a Lien on property of that Loan Party as security for the Credit Obligations.

                  "COMMITMENT TERMINATION DATE" means November 26, 2000.

                  "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

                  "COMPANY" has the meaning assigned to such term in the preamble to this Agreement.

                  "COMPANIES ACT" means the Companies Act 1985, as in force in the United Kingdom, as amended from time to time.

                  "COMPANY GUARANTY" means the guaranty of Company pursuant to subsection 10.1.

                  "COMPANY OBLIGATIONS" means all Obligations of Company.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT VIII annexed hereto delivered to Agent and Lenders by Company pursuant to subsection 6.1(iv).

                  "COMPULSORY ACQUISITION" means the compulsory acquisition procedure under Part XIIIA of the Companies Act .

                  "COMPULSORY ACQUISITION DATE" means the date the Compulsory Acquisition in respect of the Shares is completed.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries.

                  "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, plus, in each case to the extent deducted in the calculation of Consolidated Net Income for such period, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) non-cash charges related to the Transactions resulting from purchase price allocations in an aggregate amount not to exceed $150,000,000, (vii) cash charges for Transaction fees, costs and expenses paid or accrued on or prior to the Closing Date not to exceed $125,000,000, (viii) cash merger, intergration and restructuring charges related to the Transactions in an aggregate amount not to exceed $35,000,000 (or such higher amount, which together with other merger, integration and restructuring reserves initially accounted for in the opening balance sheet as a restructuring reserve, shall not exceed $125 million), and (ix) other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP; provided, however, that for purposes of determining compliance with subsection 7.6C and the determination of Consolidated Leverage Ratio for purposes of subsections 2.2A and 2.3A, Consolidated EBITDA shall be Consolidated EBITDA as calculated for Company and its Subsidiaries, except that for the first three Fiscal Quarters of Fiscal Year 2000, when it shall be calculated as the sum of Consolidated EBITDA for Company and its Subsidiaries (which shall not include Target and its Subsidiaries for purposes of such three Fiscal Quarters) plus (x) $34,150,000 for the Fiscal Quarter ending on March 31, 2000, (y) $34,150,000 for the Fiscal Quarter ending on June 30, 2000 and (z) $34,150,000 for the Fiscal Quarter ending on September 30, 2000.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of (a) Consolidated EBITDA for such period less Consolidated Capital Expenditures during such period to (b) the sum, without duplication, of
(i) Consolidated Interest Expense for such period, (ii) the aggregate amount of cash taxes paid by Company and its Subsidiaries during such period, (iii) scheduled principal payments during such period in respect of any Indebtedness of Company and its Subsidiaries and (iv) cash dividends on capital stock declared by Company or any of its Subsidiaries during such period (excluding dividends payable to Company or any of its Wholly Owned Subsidiaries), (Consolidated Capital Expenditures and the items referred to in the foregoing clauses (b)(i) through (iv) being collectively called "CONSOLIDATED FIXED CHARGES").

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing but excluding, however, any amounts referred to in subsection 2.3 payable to Agent and Lenders on or before the Closing Date.

                  "CONSOLIDATED LEVERAGE RATIO" means the ratio of (i) Consolidated Total Debt as of the last day of any Fiscal Quarter to (ii) Consolidated EBITDA for the Calculation Period ending as of such day.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions, or the making of loans or advances to the owners of the Capital Stock of such Subsidiary, by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary and (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan; provided, however, that with respect to clauses (ii) through (iv), no such items relating to any Subsidiary whose income is not included in this calculation of Consolidated Net Income for any period shall be included in the calculation of Consolidated EBITDA for such period.

                  "CONSOLIDATED NET WORTH" means, as at any date of determination, the sum of the Capital Stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

                  "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONTINGENT OBLIGATION," as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses
(X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "CSFB" has the meaning assigned to such term in the preamble to this Agreement.

                  "DOLLAR BORROWING" means a Borrowing comprised of Dollar
Loans.

                  "DOLLAR EQUIVALENT" means, on any Calculation Date, with respect to any amount denominated in any currency other than dollars, the equivalent in dollars of such amount, determined by Administrative Agent pursuant to subsection 1.3 using the applicable Exchange Rate with respect to such currency at the time in effect.

                  "DOLLAR LOAN" means any Loan denominated in dollars.

                  "DOLLAR REVOLVING LOAN" means a Revolving Loan denominated in dollars and made pursuant to subsection 2.1(a)(iii).

                  "DOLLARS" or "dollars" and the sign "$" mean the lawful money of the United States.

                  "DOMESTIC BORROWER" has the meaning assigned to such term in the preamble to this Agreement. "DOMESTIC OBLIGATIONS" means all Obligations of the Domestic Subsidiaries.

                  "DOMESTIC SUBSIDIARIES" means all Subsidiaries of the Company incorporated or organized under the laws of the United States of America or any state thereof.

                  "EC TREATY" means the Treaty establishing the European Community (signed in Rome on March 25, 1957), as amended by the Treaty on European Union (signed in Masstricht on February 7, 1992).

                  "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender or an SPV; provided that no Affiliate of Company shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ENVIRONMENTAL AFFILIATE" means, with respect to any Person, any other Person whose liability for any Environmental Claim such Person has or may have retained, assumed or otherwise become liable for (contingently or otherwise), either contractually or by operation of law.

                  "ENVIRONMENTAL APPROVALS" means any permit, license, approval, ruling, variance, exemption or other authorization required under applicable Environmental Laws.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, request for information, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), in each case in writing, by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual, alleged or potential violation of any Environmental Law, (ii) in connection with any Hazardous Materials, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health or safety, as relating to the environment, natural resources or the environment.

                  "ENVIRONMENTAL LAWS" means any and all current or future foreign, federal, state, provincial or local statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other binding requirements of governmental authorities relating to (i) environmental matters,
(ii) any activity, event or occurrence involving Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or, as relating to the environment, the protection of human, plant or animal health or welfare, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Occupational Safety and Health Act (29 U.S.C.
Section 651 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of
Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of
Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                  "ERISA EVENT" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to
Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which would constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan that results in liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under

Section 4041A or 4042 of ERISA; (viii) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (ix) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan, provided that such imposition is not otherwise a "reportable event."

                  "EURIBOR" means, with respect to any EURIBOR Borrowing for any Interest Period (i) the rate per annum as determined by Administrative Agent at approximately 11:00 a.m. Brussels time on the date which is two Business Days prior to the beginning of such Interest Period by reference to the Reuters Page EURIBOR-01 for deposits in Euros for a period equal to such Interest Period or
(ii) to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, "EURIBOR" shall be the interest rate per annum determined by Administrative Agent equal to the rate per annum at which deposits in Euros are offered for such Interest Period by Administrative Agent in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the date which is two Business Days prior to the beginning of such Interest Period.

                  "EURIBOR BORROWING" means any Borrowing consisting of EURIBOR Loans.

                  "EURIBOR LOAN" means a Loan bearing interest at rates determined by reference to Adjusted EURIBOR as provided in subsection 2.2A.

                  "EUROCURRENCY RATE" means EURIBOR or LIBOR.

                  "EUROCURRENCY RATE LOANS" means Loans bearing interest at rates determined by reference to an Adjusted Eurocurrency Rate as provided in subsection 2.2A.

                  "EUROCURRENCY RATE MARGIN" has the meaning specified in subsection 2.2A(ii).

                  "EURO" and "?" mean the lawful currency of the member states (as such term is used in Council Regulation (EC) No. 974/98) of the European Union that adopt the single currency in accordance with the EC Treaty.

                  "EURO-ZONE" means the region comprised of member states of the European Union that adopt the single currency in accordance with the EC Treaty.

                  "EVENT OF DEFAULT" means each of the events set forth in
Section 8.

                  "EXCESS CASH FLOW" means, for any Fiscal Year, the sum (without duplication) of:

                  (a) Consolidated Net Income, adjusted to exclude any income, gains or losses attributable to any Asset Sale the proceeds of which are required to be applied to prepay Loans under subsection 2.4(B)(iii)(b); plus

                  (b) depreciation, amortization and other non-cash charges or losses deducted in determining Consolidated Net Income for such period; plus

                  (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period, plus (ii) the aggregate principal amount of Indebtedness (other than obligations with respect to Capital Leases) incurred by Company and its Subsidiaries during such period to finance Capital Expenditures; plus

                  (d) amounts received during such period on account of gains subtracted from Excess Cash Flow for an earlier period pursuant to clause (h)(i) below as "non-cash gains" in such earlier period; plus

                  (e) the net proceeds of Indebtedness incurred by Company and its Subsidiaries during such period to the extent such proceeds were applied to make payments or prepayments of Indebtedness referred to in clause (j) below; minus

                  (f) amounts spent during such period for any Permitted Acquisitions to the extent such amounts spent were not financed through the issuance of any Indebtedness or Capital Stock of Company or its Subsidiaries, and without duplication of any other amounts subtracted from Excess Cash Flow hereunder; minus

                  (g) payments during such period on account of charges added to determine Excess Cash Flow for an earlier period pursuant to clause (b) above as "non-cash charges or losses" in such earlier period; minus

                  (h) the sum of (i) any non-cash gains included in determining such Consolidated Net Income (or loss) for such period, plus (ii) the amount, if any, by which Net Working Capital increased during such period; minus

                  (i) Consolidated Capital Expenditures for such period; minus

                  (j) the sum of (i) scheduled amortization payments made in respect of the Term Loans during such period, (ii) scheduled amortization or similar payments made during such period in respect of other Indebtedness of Company and its Subsidiaries, (iii) voluntary prepayments of Term Loans made during such period, (iv) mandatory prepayments of Term Loans made during such period pursuant to subsection 2.4(B)(iii)(e) to the extent that the Net Insurance Proceeds giving rise thereto are taken into account in determining Consolidated Net Income in clause (a) above and (v) mandatory prepayments made during such period in respect of any other Indebtedness of Company and its Subsidiaries.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXCHANGE RATE" means, on any day, with respect to any currency other than dollars (for purposes of determining the Dollar Equivalent) or any Alternative Currency (for purposes of determining the Alternative Currency Equivalent with respect to dollars), the rate at which such currency may be exchanged into dollars or the applicable Alternative Currency, as the case may be, as set forth at approximately 11:00 a.m., New York City time, on such date (for spot delivery) on the applicable Bloomberg Key Cross Currency Rates Page. In the event that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates selected by Administrative Agent for such purpose, or, at the discretion of Administrative Agent, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of dollars or the applicable Alternative Currency, as the case may be, for delivery two Business Days (or such other period as is customary in the relevant market) later; provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

                  "EXISTING CREDIT AGREEMENT" has the meaning assigned to that term in the recitals to this Agreement.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "FEE LETTER" means that certain Fee Letter, dated April 25, 2000, among the Company, CSFB and JP Morgan, as amended.

                  "FINANCIAL PLAN" has the meaning assigned to that term in subsection 6.1(xii).

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that, other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2, (i) such Lien has priority over any other Lien on such Collateral or (ii) such Lien is the only Lien to which such Collateral is subject.

                  "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

                  "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

                  "FOREIGN BORROWER" has the meaning assigned to that term in the preamble to this Agreement.

                  "FOREIGN BORROWER EXPOSURE" means, at any time, with respect to any Foreign Borrower, the Dollar Equivalent of the aggregate principal amount of all Borrowings made by such Foreign Borrower.

                  "FOREIGN OBLIGATIONS" means all Obligations of Foreign Borrowers and any guaranties thereof by the Company or any of its Subsidiaries.

                  "FOREIGN SUBSIDIARIES" means all Subsidiaries of the Company other than Domestic Subsidiaries.

                  "FOREIGN SUBSIDIARY FINANCINGS" means Indebtedness of Foreign Subsidiaries that are not, and do not own any of the stock of, Foreign Borrowers.

                  "FORMER OWNERSHIP COST SAVINGS" shall mean cost savings attributable to operating efficiencies resulting solely from a change of ownership that would have been realized during the relevant period in question if the Permitted Acquisition had occurred on the first day of such relevant period as estimated in good faith by Company, to be calculated on a basis to be reasonably acceptable to the Requisite Lenders.

                  "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent located at Eleven Madison Avenue, New York, New York 10010 or (ii) such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

                  "FUNDING DATE" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2A, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination, provided that, if Company notifies Administrative Agent that Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until the earliest of (i) the withdrawal of such notice, (ii) the amendment of such provision in accordance herewith, or (iii) 180 days after such notice has been given.

                  "GOVERNMENTAL ACT" has the meaning assigned to that term in subsection 3.5A.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or any political subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any foreign, federal, state or local governmental authority, agency or court.

                  "GRANTING LENDER" has the meaning given such term in subsection 11.1E.

                  "GUARANTEED OBLIGATIONS" means (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on each Note issued by any Domestic Borrower or any Foreign Borrower (other than Target or any of its Subsidiaries) to each Lender, and Loans made, under this Agreement and all reimbursement obligations with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code or any similar provision, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of any Domestic Borrower or any Foreign Borrower to such Lender now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document and the due performance and compliance with all the terms, conditions and agreements contained in the Loan Documents by any Domestic Borrower or any Foreign Borrower (other than Target or any of its Subsidiaries) and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of each Subsidiary Guarantor owing under the Subsidiary Guaranty.

                  "GUARANTORS" mean Company and the Subsidiary Guarantors.

                  "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "acutely hazardous waste," "radioactive waste," "biohazardous waste," "pollutant," "toxic pollutant," "contaminant," "restricted hazardous waste," "infectious waste," "toxic substances," or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;
(iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any friable asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to Environmental Laws.

                  "HEDGING AGREEMENT" means any agreement entered into by any of the Borrowers and a counterparty acceptable to the Joint Lead Arrangers providing for arrangements to hedge interest rate exposure.

                  "INDEBTEDNESS," as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (but excluding trade credit incurred in the ordinary course of business), (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, (v) all obligations evidenced by notes, bonds (other than performance bonds), debentures or other similar instruments, (vi) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to any property or assets acquired by such Person (even though the rights and remedies of the seller or the lender under such agreement in the event of default are limited to repossession or sale of such property or assets), (vii) all obligations, contingent or otherwise, as an account party under any Letter of Credit or under acceptance, letter of credit or similar facilities to the extent not reflected as trade liabilities on the balance sheet of such Person in accordance with GAAP, (viii) all obligations, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of Company or any of its Subsidiaries, (ix) all Contingent Obligations in respect of obligations of the kind referred to in clauses (i) through (viii) above, and (x) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

                  "INDEMNITY" has the meaning assigned to that term in subsection 11.3.

                  "INITIAL PERIOD" means the period commencing on and including the Closing Date and ending on the earlier of (i) the date on which the Joint Lead Arrangers notify Company they have concluded the primary syndication of the Loans and the Commitments, and (ii) ninety (90) days after the Closing Date.

                  "INSURANCE OR CONDEMNATION EVENT" means the receipt by Company or any of its Subsidiaries of (i) any Cash payments under any insurance policy as a result of any damage to or loss of all or any portion of its tangible assets, including any payments made in respect of insurance described in the certificate delivered pursuant to subsection 4.1L hereof or (ii) any Cash proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise; provided that with respect to any such event that would be otherwise deemed an Insurance or Condemnation Event pursuant to the foregoing, and if cash proceeds are less than $15,000,000, if Company shall deliver an Officers' Certificate to Administrative Agent at or prior to receipt of the Cash payment or proceeds of such event setting forth Company's intent to use such Cash payment or proceeds to replace assets that would be included in Plant Assets that are the subject of such event with other Plant Assets necessary or desirable for the conduct of its business within 360 days of such receipt and no Event of Default or Potential Event of Default shall have occurred and shall be continuing at such time, such receipt shall not be deemed to constitute an Insurance or Condemnation Event, except to the extent such Cash payment or proceeds are not so used within such 360-day period, after which time such event, to such extent, shall be deemed an Insurance or Condemnation Event; provided, further that no event which would otherwise be deemed an Insurance or Condemnation Event pursuant to the foregoing, shall be so deemed to the extent the cash proceeds therefrom do not exceed $500,000.

                  "INTERCOMPANY LOANS" means any loans or advances made between or among any Loan Party on the one hand and any Subsidiary of a Loan Party on the other hand; provided, that any Intercompany Loan made in connection with, or for the purpose of, the consummation of the Transactions shall be on terms and conditions satisfactory to the Joint Lead Arrangers.
                  "INTERCOMPANY NOTE" means any promissory note evidencing Intercompany Loans.

                  "INTEREST PAYMENT DATE" means (i) with respect to any Alternate Base Rate Loan, the fourth Business Day of each January, April, July and October of each year, commencing on the first such date after the Closing Date, and (ii) with respect to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan; provided that, in the case of each Interest Period of longer than three months, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

                  "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second (or in the case of Pounds, the first) Business Day prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (other than a Person that immediately prior to such purchase or acquisition was a Subsidiary of Company and so long as such Person remains a Subsidiary of Company) or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "INVESTMENT GRADE" means, with respect to any Rating, both (i) with respect to S&P, any of the rating categories from and including AAA to and including BBB- and (ii) with respect to Moody's, any of the rating categories from and including Aaa to and including Baa3.

                  "ISSUING LENDER" means, with respect to any Letter of Credit, CSFB or such other Lender acceptable to Administrative Agent which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                  "JP MORGAN" has the meaning assigned to such term in the preamble to this Agreement.

                  "JOINT LEAD ARRANGERS" has the meaning assigned to such term in the preamble to this Agreement.

                  "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party

                  "LENDER" and "LENDERS" mean the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 11.1 and the term "Lenders" shall include the Swing Line Lender unless the context otherwise requires; provided that the term "Lenders," when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company or any

Domestic Borrower for the benefit of Company or any of its Subsidiaries pursuant to subsection 3.1.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including, without duplication, any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                  "LIBOR" means, with respect to any LIBOR Borrowing for any Interest Period, the rate per annum determined by Administrative Agent at approximately 11:00 a.m., London time, on the date which is two Business Days prior to the beginning of such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars or the relevant Alternative Currency as applicable (as set forth by any service selected by Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying rates) for a period equal to such Interest Period, provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, "LIBOR" shall be the interest rate per annum determined by Administrative Agent equal to the rate per annum at which deposits in Dollars or the relevant Alternative Currency, as applicable, are offered for such Interest Period by Administrative Agent to leading banks in the London interbank market in London, England at approximately 11:00 a.m., London time, on the date which is two Business Days prior to, or with respect to LIBOR Borrowings denominated in Pounds, at approximately 11:00 a.m., London time, on the same day as, the beginning of such Interest Period.

                  "LIBOR BORROWING" means any Borrowing consisting of LIBOR
Loans.

                  "LIBOR LOANS" means Loans bearing interest at rates determined by reference to Adjusted LIBOR as provided in subsection 2.2A.

                  "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "LOAN" or "LOANS" means one or more of the Term Loans, Swing Line Loans or Revolving Loans or any combination thereof.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty, the Collateral Documents and the Hedging Agreements.

                  "LOAN PARTY" means each of the Borrowers and any of Company's Subsidiaries from time to time executing a Loan Document, and "LOAN PARTIES" means all such Persons, collectively.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, assets, financial position, operations, or results of operations of Company and its Subsidiaries taken as a whole or (ii) the material impairment of the ability of Administrative Agent or Lenders to enforce the Credit Obligations.

                  "MATERIAL CONTRACT" as applied to any Person, means any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject and so that for such purposes, "material" shall be construed to mean that (i) the relevant contract accounts for more than five percent (5%) of the consolidated net revenues of Company and its Subsidiaries (based on the most recent period of four successive Fiscal Quarters) or (ii) a Material Adverse Effect would occur if such contract ceased to be enforceable by such Person.

                  "MATERIAL DOMESTIC SUBSIDIARY" means a Domestic Subsidiary which is a Material Subsidiary.

                  "MATERIAL FOREIGN SUBSIDIARY" means a Foreign Subsidiary which is a Material Subsidiary.

                  "MATERIAL SUBSIDIARY" means, at any date, each Borrower, other than Company, and each other Subsidiary of Company which, individually or together with its Subsidiaries, either (i) in the case of Domestic Subsidiaries,
(x) owned at least five percent (5%) of the consolidated assets of Company and its Domestic Subsidiaries (including any of Target's Subsidiaries from the Closing Date) as of the end of the immediately prior Fiscal Quarter or (y) as of the last day of any Fiscal Quarter, generated at least five percent (5%) of the consolidated net sales of Company and its Domestic Subsidiaries (including any of Target's Subsidiaries from the Closing Date) for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date or (ii) in the case of Foreign Subsidiaries, (x) owned at least five percent (5%) of the consolidated assets of Company's Foreign Subsidiaries (including the Target and its Subsidiaries from the Closing Date) as of the end of the immediately prior Fiscal Quarter or (y) as of the last day of any Fiscal Quarter, generated at least five percent (5%) of the consolidated net sales of Company's Foreign Subsidiaries (including the Target and its Subsidiaries from the Closing Date) for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MORTGAGE" means a security instrument in respect of the Mortgaged Properties (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, in such form as is customary for transactions of this type and as may be approved by Administrative Agent.

                  "MORTGAGED PROPERTIES" means all the owned and leased (to the extent such leased properties are assignable) real properties of Company and its Domestic Subsidiaries, unless otherwise agreed by the Joint Lead Arrangers.

                  "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable as a result of any gain recognized in connection with such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (iii) payment of fees and reasonable out-of-pocket expenses in connection with such sale.

                  "NET DEBT SECURITIES PROCEEDS" has the meaning assigned to such term in subsection 2.4(B)(iii)(c).

                  "NET EQUITY SECURITIES PROCEEDS" has the meaning assigned to such term in subsection 2.4(B)(iii)(d).

                  "NET INSURANCE PROCEEDS" means, with respect to any Insurance or Condemnation Event, Cash received (including any Cash received by way of deferred payment, but only as and when so received) by Company or any of its Subsidiaries as a result of such Insurance or Condemnation Event, net of any bona fide direct costs incurred in connection with such Insurance or Condemnation Event, including payment of fees and reasonable out-of-pocket expenses in connection with adjustment and settlement thereof.

                  "NET PROCEEDS AMOUNT" has the meaning assigned to such term in subsection 2.4B(iii)(f).

                  "NET WORKING CAPITAL" means, at any date, (a) the consolidated current assets of Company and its Subsidiaries as of such date (excluding Cash and Cash Equivalents) minus (b) the consolidated current liabilities of Company and its Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive number or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "NEWCO" has the meaning assigned to such term in the Preamble to this Agreement.

                  "NON-US LENDER" has the meaning assigned to such term in subsection 2.7B(iii)(a).

                  "NOTES" means one or more of the Term Notes, Swing Line Notes or Revolving Notes or any combination thereof.

                  "NOTICE OF BORROWING" means a notice substantially in the form of EXHIBIT I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "NOTICE OF REQUEST TO ISSUE LETTER OF CREDIT" means a notice substantially in the form of EXHIBIT III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to the Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

                  "OFFER" means the recommended cash offer for the Shares detailed in the Offer Documents.

                  "OFFER BORROWINGS" means each Borrowing used by any Borrower to purchase Shares pursuant to acceptances of the Offer or under Part XIIIA of the Companies Act .

                  "OFFER DOCUMENT" means the document to be delivered to the stockholders of Target containing the formal Offer.

                  "OFFER TERMINATION DATE" means the earliest date (as notified by the Company to Administrative Agent in writing) on which all of the following have occurred: (a) all payments in respect of Shares acquired pursuant to acceptances of the Offer or of any proposals to holders of options over Shares in accordance with Rule 15 of the City Code have been made in full; (b) no further such acceptances are possible; and (c) the earliest of (i) if implemented, the date on which all procedures pursuant to Section 428 et seq. of the Companies Act 1985 have been completed and all payments pursuant thereto to or for the benefit of the shareholders of Target have been made in full, (ii) the date which is six months after the date on which the Offer is made, and (iii) the date which is two months after the date on which Newco becomes entitled to give notice in respect of Shares pursuant to Section 429 of the Companies Act.

                  "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer or by any person expressly authorized by the foregoing for the purposes of this definition.

                  "OPERATING LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "OTHER BORROWINGS" means all Borrowings other than Offer Borrowings.

                  "PANEL" means the U.K. Panel on Takeovers and Mergers.

                  "PAYMENT OBLIGATION DATE" means the date which is two Business Days prior to the date on which Newco is first obligated to pay for any of the Shares acquired pursuant to acceptance of the Offer.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "PERMITTED ACQUISITIONS" means (i) the Acquisition, (ii) the Planned Acquisitions, (iii) the acquisitions by Target and its Subsidiaries set forth on SCHEDULE 7.7, all of which are transactions arising pursuant to binding contracts entered into before the Announcement Date and (iv) any other acquisition of stock or other assets for consideration that results in acquired assets being owned by

Company or a Wholly Owned Subsidiary and, if such assets are equity interests in a Person, such Person being a Wholly Owned Subsidiary, provided, however, that, with respect to the acquisitions made pursuant to clause (iv), on a pro forma basis (based on the most recent period of four successive Fiscal Quarters and assuming that the relevant acquisition took place on the first day of such period and any debt incurred to finance the consideration therefor was incurred on the first day of such period, and adjusted to take account of any Former Ownership Cost Savings), after giving effect to any such acquisition or acquisitions for aggregate consideration exceeding $5,000,000 in any Fiscal Year, the Consolidated Senior Leverage Ratio is less than 2.75 to 1.0; provided, further, that notwithstanding anything to the contrary set forth herein, no acquisition will be considered a Permitted Acquisition if, as a result of such acquisition, the financial covenants set forth in subsection 7.6 hereof are not met after giving effect to such acquisition on a pro forma basis. "PERMITTED BRIDGE EQUITY FINANCINGS" means the issuance by Company of Capital Stock pursuant to private placement transactions during the period that the Bridge Loans are outstanding.

                  "PERMITTED BRIDGE PERIOD EQUITY" means proceeds from a Permitted Bridge Equity Financing.

                  "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

                  (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

                  (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any material portion of the Collateral on account of such Lien;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any material portion of the Collateral on account thereof;

                  (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8; (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                  (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                  (vii) any (a) interest or title of a lessor's or sublessor under any lease permitted by this Agreement, (b) restriction or encumbrance that the interest or title of such lessor's or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

                  (viii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

                  (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                  (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

                  (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PLANNED ACQUISITIONS" means the intended acquisition by the Company or its Subsidiaries of interests in (i) Genesis Systems, Ltd. (the consideration for such acquisition to consist only of Capital Stock of Company or any of its Subsidiaries), (ii) Indalco Alloys Inc. (75% of which is currently owned by Lincoln Electric Company of Canada Limited) and (iii) World Wire Srl.

                  "PLANT ASSETS" means assets that would be included in "property, plant and equipment" reflected in the consolidated balance sheet of Company and its Subsidiaries.

                  "PLEDGE AGREEMENT" means (i) the Pledge Agreement to be executed and delivered by Company and the Collateral Agent on the Closing Date, substantially in the form of EXHIBIT XII annexed hereto, as such Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time, (ii) a Pledge Agreement to be executed from time to time by any Subsidiary of the Company pursuant to this Agreement, in respect of the Capital Stock of any Material

Domestic Subsidiary in favor of the Collateral Agent, substantially in the form of Exhibit XII annexed hereto, as such Pledge Agreement may thereafter be amended, supplemented or otherwise modified from time to time and (iii) one or more Pledge Agreements (or effective equivalents) in respect of Capital Stock of any Material Foreign Subsidiary required to be executed under the terms of this Agreement in a form acceptable to the Administrative Agent and customary for transactions of the type contemplated thereby (and no more onerous than the form in Exhibit XII hereto) reflecting the relevant foreign legal requirements.

                  "PLEDGED COLLATERAL" means, collectively, the "Pledged Collateral" as defined in the Pledge Agreement.

                  "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "POUNDS" means pounds sterling in lawful currency of the United Kingdom.

                  "PRESS RELEASE" means the United Kingdom press release of Newco, dated as of April 26, 2000, in the agreed form attached hereto as
SCHEDULE 3.24(A) by which the Offer is announced.

                  "PRIME RATE" means the rate that CSFB announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CSFB or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to any Tranche A Term Loan Commitment or any Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to any Tranche B Term Loan Commitment or any Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or in any Swing Line Loans, the percentage obtained by DIVIDING (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 11.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii) and
(iv) of the preceding sentence is set forth opposite the name of that Lender in
SCHEDULE 2.1 annexed hereto.

                  "RATING" means a senior unsecured corporate credit rating by S&P or Moody's.

                  "REFINANCING" means (x) the initial transactions providing for the downstreaming of money to Target and its Subsidiaries with respect to the repayment of Scheduled Indebtedness of Target and its Subsidiaries and (y) the refinancing of Scheduled Indebtedness, each of which shall be in form and substance reasonably satisfactory to the Requisite Lenders.

                  "REFINANCING DATE" means the date on which the Refinancing with respect to Target and its Subsidiaries has been completed.

                  "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in subsection 2.1A(iii).

                  "REGISTER" has the meaning assigned to that term in subsection 2.1E.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

                  "RELEASE" means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

                  "RELEVANT EVENT" has the meaning assigned to such term in subsection 6.17.

                  "REPLACED LENDER" and "REPLACEMENT LENDER" have the meanings assigned to those terms in subsection 2.8B.

                  "REQUISITE LENDERS" means Lenders having or holding in the aggregate 51% of the sum of (i) the aggregate Term Loan Exposure of all Lenders plus (ii) the aggregate Revolving Loan Exposure of all Lenders; provided that if at any time there are only two Lenders then Requisite Lenders shall mean both of such Lenders.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend, return of capital or other distribution (or authorization therefor), direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, exchange, acquisition for value (including, without limitation, by way of depositing with a trustee with respect thereto money or securities before due for the purpose of paying when due), defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

                  "RESTRUCTURING" means the proposed group reorganization of the Target and its Subsidiaries, if any, to be undertaken after completion of the Acquisition, in form and substance reasonably satisfactory to the Requisite Lenders.

                  "REVOLVING LENDER" means a Lender having a Revolving Loan Commitment.

                  "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iv) as set forth on SCHEDULE 2.1, and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means six years from the Closing Date.

                  "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Dollar Revolving Loans of that Lender plus
(b) the Dollar Equivalent of the aggregate principal amount of all outstanding Revolving Loans of such Lender that are Alternative Currency Loans, plus in the event that Lender is an Issuing Lender and without duplication from amounts counted under (a) above, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of any Lender other than the Swing Line Lender, the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans plus
(e) in the case of the Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders).

                  "REVOLVING LOANS" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iv).

                  "REVOLVING NOTES" means (i) the promissory notes of the Borrowers issued pursuant to subsection 2.1F(iv) on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 11.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of EXHIBIT VII annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "SCHEDULED INDEBTEDNESS" has the meaning assigned to such term in subsection 5.23.

                  "SEC" means the Securities Exchange Commission.

                  "SECURED OBLIGATIONS" has the meaning assigned to such term in subsection 2.4D(i).

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SECURITY AGREEMENT" means (i) the Security Agreement in such form as is customary for transactions of this type and as may be approved by the Administrative Agent to be entered into by Administrative Agent, Collateral Agent, Company and Material Domestic Subsidiaries and (ii) such other Security Agreements in respect of Material Foreign Subsidiaries in such form as is customary for transactions of this type as may be approved by Administrative Agent as are required to be executed pursuant to Section 6.9A of this Agreement.

                  "SHARES" means the outstanding share capital of Target.

                  "SOLVENCY CERTIFICATE" means a Solvency Certificate in substantially the form of EXHIBIT XV annexed hereto.

                  "SOLVENT" means, with respect to any Person, that as of the date of determination (i) the then fair saleable value of the property of such Person, including without limitation any rights of subrogation and contribution, is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPV" has the meaning given such term in subsection 11.1E.

                  "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and
(v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                  "STATUTORY RESERVES" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Rate Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "SUBORDINATED INDEBTEDNESS" means Indebtedness of Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Administrative Agent and Requisite Lenders.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, company, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "SUBSIDIARY GUARANTOR" means any Subsidiary of Company that executes and delivers a counterpart of the Subsidiary Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 6.8.

                  "SUBSIDIARY GUARANTY" means (i) the Subsidiary Guaranty to be executed and delivered by the Domestic Subsidiaries on the Closing Date and to be executed and delivered by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8, substantially in the form of
EXHIBIT XIII annexed hereto, and (ii) any Subsidiary Guaranty executed by any Foreign Subsidiaries after the Closing Date in substantially the form on Exhibit XIII but so that the Guaranteed Obligations thereunder shall not include the Obligations of Company and the Domestic Subsidiaries or of Target and its Subsidiaries, as such Subsidiary Guaranty may hereafter be amended, supplemented or otherwise modified from time to time.

                  "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to such term in subsection 9.1B.

                  "SWING LINE LENDER" means CSFB, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

                  "SWING LINE LOAN COMMITMENT" means the commitment of the Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iii).

                  "SWING LINE LOANS" means the Loans made by the Swing Line Lender pursuant to subsection 2.1A(iii).

                  "SWING LINE NOTE" means (i) the promissory notes of Company issued pursuant to subsection 2.1F(iii) on the Closing Date with respect to the Swing Line Loans and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 11.1B(i) in connection with assignments of the Swing Line Loan Commitments or Swing Line Loans of the Swing Line Lender, in each case substantially in the form of EXHIBIT VI annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "SYNDICATION AGENT" has the meaning assigned to such term in the preamble to this Agreement.

                  "TAKEOUT DEBT" means the senior unsecured notes to be issued by Company to refinance or replace (whether before or after the Closing Date) the Bridge Loans Facility (and pay fees or expenses in connection therewith) and the Indebtedness represented thereby.

                  "TAKEOUT DEBT DOCUMENTS" means any indenture or other agreement under which any Takeout Debt is issued and all other instruments, agreements and other documents evidencing or governing any Takeout Debt or providing for any guarantee or other right in respect thereof.

                  "TARGET" has the meaning assigned to that term in the recitals to this Agreement.

                  "TARGET SETTLEMENT DAY" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by one of: the jurisdiction in which that

Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains of that Person (and/or, in the case of a Lender, its lending office).

                  "TERM LENDER" means a Tranche A Term Lender or a Tranche B Term Lender.

                  "TERM LOAN BORROWING" means a Tranche A Term Borrowing or a Tranche B Term Borrowing.

                  "TERM LOAN COMMITMENT" means the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment.

                  "TERM LOAN EXPOSURE" means the Tranche A Term Loan Exposure and the Tranche B Term Loan Exposure.

                  "TERM LOAN MATURITY DATE" means, as applicable, the Tranche A Term Loan Maturity Date or the Tranche B Term Loan Maturity Date.

                  "TERM LOAN PREPAYMENT AMOUNT" means the Tranche A Term Loan Prepayment Amount and an additional $100,000,000 of outstanding Term Loans to be prepaid as required pursuant to subsection 2.4B.

                  "TERM LOANS" means the Tranche A Term Loans and the Tranche B Term Loans.

                  "TERM NOTES" means the Tranche A Term Notes and the Tranche B Term Notes.

                  "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Bank for any amount drawn under any Letter of Credit, in each case to the extent not yet so applied) PLUS (ii) the aggregate principal amount of all outstanding Swing Line Loans PLUS (iii) the Letter of Credit Usage.

                  "TRANCHE A TERM LENDER" means a Lender having a Tranche A Term Loan Commitment, or who has made a Tranche A Term Loan, and any assignee of such Lender pursuant to subsection 11.1.

                  "TRANCHE A TERM LOAN BORROWING" means a Borrowing comprised of Tranche A Term Loans.

                  "TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche A Term Loan as set forth on SCHEDULE 2.1, as the same may be (a) reduced from time to time pursuant to subsection 2.4 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to subsection 11.1.

                  "TRANCHE A TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of all of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and (ii) after all of the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

                  "TRANCHE A TERM LOAN MATURITY DATE" means the date six years following the Closing Date.

                  "TRANCHE A TERM LOAN PREPAYMENT AMOUNT" means $100,000,000 of the outstanding Tranche A Term Loans to be prepaid as required pursuant to subsection 2.4B, which prepayments shall be credited pro rata to the final eight scheduled quarterly installments of the Tranche A Term Loan.

                  "TRANCHE A TERM LOANS" means the term loans made by Lenders to Company pursuant to subsection 2.1(A)(i).

                  "TRANCHE A TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1F(i) on the Closing Date with respect to the Tranche A Term Loans and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 11.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of EXHIBIT IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TRANCHE B TERM LENDER" means a Lender having a Tranche B Term Loan Commitment, or who has made a Tranche B Term Loan, and any assignee of such Lender pursuant to subsection 11.1.

                  "TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to make a Tranche B Term Loan as set forth on SCHEDULE 2.1, as the same may be (a) reduced from time to time pursuant to subsection 2.4 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to subsection 11.1.

                  "TRANCHE B TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche B Term Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

                  "TRANCHE B TERM LOAN MATURITY DATE" means the date eight years following the Closing Date.

                  "TRANCHE B TERM LOANS" means the term loans made by Lenders to Company pursuant to subsection 2.1(A)(ii).

                  "TRANCHE B TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1F(ii) on the Closing Date with respect to the Tranche B Term Loans and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 11.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TRANSACTIONS" means the Offer, the Acquisition, the financing pursuant to the Bridge Loan Documents, the Takeout Debt, the Refinancing and the transactions contemplated by the Loan Documents.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "UK DEBENTURE" means the Guarantee and Debenture to be executed and delivered by Newco on the Closing Date in the form of Exhibit XVII hereto.

                  "UK SHARE CHARGE" means the Share Charge to be executed and delivered on the Closing Date by Lincoln Electric International Holding Company in respect of its shareholding in Newco in the form of Exhibit XVI hereto.

                  "WHITEWASH PROCEDURE" means the procedure required to be undertaken pursuant to the Companies Act in order to make use of the private company exemption to prohibitions against financial assistance thereunder.

                  "WHOLLY OWNED SUBSIDIARY" means a Subsidiary of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, directly or indirectly, by Company or one or more Wholly Owned Subsidiaries.

                  "WHOLLY OWNED SUBSIDIARY GUARANTOR" means a Wholly Owned Subsidiary which is a Subsidiary Guarantor.

                  2.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT; FISCAL PERIODS FOR DETERMINING COMPLIANCE AND PRICING.

                  A. Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses
(i), (ii) and (iii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(iv)).

                  B. For purposes of determining Consolidated EBITDA for purposes determining compliance with the financial covenants of subsections 7.6A, 7.6B and 7.6C for any period, pro forma effect shall be given to any Permitted Acquisition and any Asset Sale after the Closing Date as if such Permitted Acquisition or Asset Sale occurred on the first day of the applicable period.

                  2.3 EXCHANGE RATES. On each Calculation Date, Administrative Agent shall determine the Exchange Rate as of such Calculation Date to be used for calculating relevant Dollar Equivalent and Alternative Currency Equivalent amounts.

The Exchange Rates so determined shall become effective on such Calculation 4Date, shall remain effective until the next succeeding Calculation Date and shall for all purposes of this Agreement (other than any provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between the applicable currencies.

                  2.4 OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

                  A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                  B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

                  C. The use in any of the Loan Documents of the word "include" or "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                  2.5 SCHEDULES. The Schedules hereto may be amended during the Clean-up Period with the consent of Administrative Agent (which consent shall not be unreasonably withheld) to take into account information with respect to Target and its Subsidiaries.


                                   3 SECTION

                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                  4.1 COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.


                  A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Tranche A Term Lender hereby severally agrees to make the Tranche A Term Loans described in subsection 2.1A(i), each Tranche B Term Lender hereby severally agrees to make the Tranche B Term Loans described in subsection 2.1A(ii), the Swing Line Lender hereby severally agrees to make the

Swing Line Loans described in subsection 2.1A(iii) and each Revolving Lender hereby severally agrees to make the Revolving Loans described in subsection 2.1A(iv).

                  (i) TRANCHE A TERM LOANS. Each Tranche A Term Lender severally agrees to lend to any Borrower during the Availability Period in Dollars an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments, to be used for the purposes identified in subsection 2.5A. The amount of each Tranche A Term Lender's Tranche A Term Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $600,000,000; provided that the Tranche A Term Loan Commitments of Tranche A Term Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 11.1B. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                  (ii) TRANCHE B TERM LOANS. Each Tranche B Term Lender severally agrees to lend to the Company or other Domestic Borrower on the Closing Date in Dollars an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Tranche B Term Lender's Tranche B Term Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments is $500,000,000; provided that the Tranche B Term Loan Commitments of Tranche B Term Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 11.1B. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

                  (iii) SWING LINE LOANS. The Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum aggregate amount of all Swing Line Loans outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Alternate Base Rate Loans as Swing Line Loans to Company in an aggregate amount not to exceed the amount of the Swing Line Loan Commitment, to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with the sum of the Swing Line Lender's outstanding Revolving Loans and the Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed the Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $15,000,000; PROVIDED that the amounts of the Swing Line Loan Commitment are subject to reduction as provided in clause (b) of the next paragraph. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Notwithstanding anything contained herein to the contrary, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the following limitations:

                           (a) in no event shall the Total Utilization of
                  Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect; and

                           (b) any reduction of the Revolving Loan Commitments
                  made pursuant to subsection 2.4A(iii) or 2.4B which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment such that the amount thereof equals the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Administrative Agent or the Swing Line Lender.

                  With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), the Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 11:00 a.m. (New York time) at least one (1) Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting the Lenders to make Revolving Loans that are

         Alternate Base Rate Loans to Company on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which the Swing Line Lender requests the Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by the Lenders other than the Swing Line Lender shall be immediately delivered by Administrative Agent to the Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, the Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swing Line Lender to the Borrowers, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of the Swing Line Lender but shall instead constitute part of the Swing Line Lender's outstanding Revolving Loans to Company and shall be due under the Revolving Note issued by Company to the Swing Line Lender. If any portion of any such amount paid (or deemed to be paid) to the Swing Line Lender should be recovered by or on behalf of any Borrower from the Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 11.5.

                  If for any reason Revolving Loans are not made pursuant to this subsection 2.1A(iii) in an amount sufficient to repay any amounts owed to the Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third (3rd) Business Day after demand for payment thereof by the Swing Line Lender, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one (1) Business Day's notice from the Swing Line Lender, each Lender shall deliver to the Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the office of the Swing Line Lender located at the Funding and Payment Office. In order to evidence such participation each Lender agrees to enter into a participation agreement at the request of the Swing Line Lender in form and substance satisfactory to the Swing Line Lender. In the event any Lender fails to make available to the Swing Line Lender the amount of such Lender's participation as provided in this paragraph, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by the Swing Line Lender for the correction of errors among banks for three (3) Business Days and thereafter at the Alternate Base Rate, as applicable.

                  Notwithstanding anything contained herein to the contrary, (i) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever; (b) the occurrence or continuation of a Potential Event of Default or Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that such obligations of each Lender are subject to the condition that the Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (ii) the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected not to do so after the occurrence and during the continuation of a Potential Event of Default or Event of Default.

                  (iv) REVOLVING LOANS. Each Revolving Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to any Borrower from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments; provided, however, that the Dollar

         Equivalent of the Alternative Currency Loans in any Alternative Currency made by all Revolving Lenders shall not exceed the sublimit for such Alternative Currency set forth on SCHEDULE 2.1A(i); provided, further, that the Foreign Borrower Exposure shall not exceed the sublimits for each such Foreign Borrower as set forth on SCHEDULE 2.1A(iv). Revolving Loans are to be used for the purposes identified in subsection 2.5B. The original amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on SCHEDULE
         2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $200,000,000; provided that the Revolving Loan Commitments of Revolving Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 11.1B; and provided, further, that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii). Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  (v) BORROWING MECHANICS. Term Loans or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by the Swing Line Lender pursuant to subsection 2.1A(iii) for the purpose of repaying any Refunded Swing Line Loans and other than Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $5,000,000 (or the Alternative Currency Equivalent thereof) and integral multiples of $1,000,000 (or the Alternative Currency Equivalent thereof) in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than (q) 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurocurrency Rate Loan (other than an Alternative Currency Borrowing)), (r) no later than 12:00 noon (New York City time) at least one Business Day in advance of the proposed Funding Date (in the case of an Alternate Base Rate Loan) or (s) no later than 12:00 noon, local time of the jurisdiction of such Alternative Currency, at least four Business Days in advance of the proposed Funding Date (for an Alternative Currency Borrowing). Whenever Company desires that the Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (t) the proposed Funding Date (which shall be a Business
         Day), (u) the amount requested in Dollars or the applicable Alternative Currency, as the case may be, and Class of Loans requested, (v) in the case of Revolving Loans, whether such Borrowing is to be a Dollar Borrowing or an Alternative Currency Borrowing, (w) the currency of such Borrowing, (x) whether such Loans shall be Alternate Base Rate Loans or Eurocurrency Rate Loans (except in the case of Swing Line Loans which shall only be Alternate Base Rate Loans), (y) in the case of any Loans requested to be made as Eurocurrency Rate Loans, the initial Interest Period requested therefor and whether such Eurocurrency Rate Loan will be a LIBOR Loan or a EURIBOR Loan and (z) the entity which will be the Borrower for such Loan. Term Loans and Revolving Loans may be continued as or converted into Alternate Base Rate Loans and Eurocurrency Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date. If no election as to the currency of Borrowing is specified in any such notice, then the requested Borrowing shall be denominated in Dollars.

                  (vi) Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

                  (vii) Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

                  (viii) Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurocurrency Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable, and Company shall be bound to make a borrowing in accordance therewith.

                  B. PRIORITY OF DRAWS. Borrowings hereunder shall occur, to the extent of the respective Commitments, in the following order: FIRST, as a Tranche B Term Loan, SECOND, as a Tranche A Term Loan and THIRD, as either a Revolving Loan or a Swing Line Loan.

                  (i) DISBURSEMENT OF FUNDS. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular Class of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or the Swing Line Lender, as the case may be, of the proposed Borrowing. Each Lender, other than the Swing Line Lender, shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York City time) on the applicable Funding Date, in same day funds, in Dollars or the applicable Alternative Currency, at the Funding and Payment Office. Except as provided in subsection 2.1A(iii) with respect to Revolving Loans used to repay Refunded Swing Line Loans or subsection 3.3B with respect to Revolving Loans used to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.2 (in the case of initial Borrowings), 4.3 (in the case of Offer Borrowings) and 4.4 (in the case of Other Borrowings), Administrative Agent (or the Swing Line Lender, in the case of any Swing Line Loan) shall make the proceeds of such Loans available to the applicable Borrower on the applicable Funding Date by causing an amount of same day funds in Dollars or the Dollar Equivalent in an Alternative Currency equal to the proceeds of all such Loans either received by Administrative Agent from the Lenders for any Loan other than a Swing Line Loan, or directly from the Swing Line Lender for any Swing Line

Loan, to be credited to the account of such Borrower at the Funding and Payment Office.

                  (ii) Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. If such Lender does not pay such corresponding amount within three Business Days after such amount should have been made available, Administrative Agent shall promptly notify the Company and the applicable Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Alternate Base Rate Loans. Nothing in this subsection 2.1D shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                  (iii) THE REGISTER. Administrative Agent shall maintain, at its address referred to in subsection 11.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by the Borrowers at any reasonable time and from time to time upon reasonable prior notice.

                  (iv) Administrative Agent shall record in the Register the Term Loan Commitments and the Term Loans of each Term Lender, the Revolving Loan Commitment and the Revolving Loans from time to time of each Revolving Lender and each repayment or prepayment in respect of the principal amount of the Term Loans of each Term Lender and the Revolving Loans of each Revolving Lender. Any such recordation shall be prima facie evidence thereof, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or the Obligations in respect of any applicable Loans.

                  (v) Each Lender shall record on its internal records (including any Notes held by such Lender) the amount of each Term Loan and each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be prima facie evidence thereof, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Obligations in respect of any applicable Loans; and provided, further, that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                  (vi) The Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 11.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                  (vii) The Borrowers hereby designate CSFB to serve as their agent solely for purposes of maintaining the Register as provided in this subsection 2.1E, and each Borrower hereby agrees that, to the extent CSFB serves in such capacity, CSFB and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 11.3.

                  C. NOTES. At the request of any Lender, the Borrowers shall execute and deliver to that Lender each of the following, as appropriate: (i) a Tranche A Term Note substantially in the form of EXHIBIT IV annexed hereto to evidence that Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan Commitment and with other appropriate insertions,
(ii) a Tranche B Term Note substantially in the form of EXHIBIT V annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan Commitment and with other appropriate insertions,
(iii) a Swing Line Note substantially in the form of EXHIBIT VI annexed hereto to evidence the Swing Line Lender's Swing Line Loans, in the principal amount of that Swing Line Lender's Swing Line Loan Commitment and with other appropriate insertions, and (iv) a Revolving Note substantially in the form of EXHIBIT VII annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions. In the event a Lender requests such Notes prior to the Closing Date, the Borrowers shall execute and deliver the Notes on the Closing Date.

                  4.2 INTEREST ON THE LOANS.
                  A. RATE OF INTEREST. Subject to the provisions of subsections
2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Alternate Base Rate, Adjusted EURIBOR or Adjusted LIBOR. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made to the date repaid in full (whether by acceleration or otherwise) at a rate determined by reference to the Alternate Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loans or any Revolving Loans shall be selected by the Borrowers initially at the time a Notice of Borrowing is given with respect to such Loans pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loans or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Alternate Base Rate for any Loan made in Dollars and the 30-day Eurocurrency Rate for Alternative Currency Loans. Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                  (i) if an Alternate Base Rate Loan, then at the sum of the Alternate Base Rate and the applicable margin (the "BASE RATE MARGIN") set forth in the table below opposite the current Consolidated Leverage Ratio of the Company:

-----------------------------------------------------------------------------------------
                                                 APPLICABLE MARGIN
                                                    -------------------------------------
                       CONSOLIDATED                             TRANCHE A  TRANCHE B TERM
  CATEGORY            LEVERAGE RATIO                  REVOLVER  TERM LOANS     LOANS
-----------------------------------------------------------------------------------------
     1    greater than or equal to 4.25               +150 bps   +200 bps     +250 bps
-----------------------------------------------------------------------------------------
     2    greater than or equal 3.25 less than 4.25   +125 bps   +175 bps     +225 bps
-----------------------------------------------------------------------------------------
     3    greater than or equal 2.50 less than 3.25  +87.5 bps   +125 bps     +225 bps
-----------------------------------------------------------------------------------------
     4    greater than or equal 2.00 less than 2.50    +70 bps   +100 bps     +225 bps
-----------------------------------------------------------------------------------------
     5    less than 2.00                               +50 bps    +75 bps     +225 bps
-----------------------------------------------------------------------------------------

provided that for the first six months following the Closing Date, the Base Rate Margin shall be the applicable margin set forth in the table above opposite the Consolidated Leverage Ratio for category 2.

                  (ii) if a Eurocurrency Rate Loan, then at the sum of the Adjusted Eurocurrency Rate and the applicable margin (the "EUROCURRENCY RATE MARGIN") set forth in the table below, opposite the current Consolidated Leverage Ratio of the Company:

-----------------------------------------------------------------------------------------
                                         APPLICABLE MARGIN
                                                   --------------------------------------
                       CONSOLIDATED                   TRANCHE A  TRANCHE B TERM
 CATEGORY             LEVERAGE RATIO                  REVOLVER     TERM LOANS     LOANS
-----------------------------------------------------------------------------------------
      1   greater than or equal 4.25                   +250 bps     +300 bps     +350 bps
-----------------------------------------------------------------------------------------
      2   greater than or equal 3.25 less than 4.25    +225 bps     +275 bps     +325 bps
-----------------------------------------------------------------------------------------
      3   greater than or equal 2.50 less than 3.25  +187.5 bps     +225 bps     +325 bps
-----------------------------------------------------------------------------------------
      4   greater than or equal 2.00 less than 2.50    +170 bps     +200 bps     +325 bps
-----------------------------------------------------------------------------------------
      5   Less than 2.00                               +150 bps     +175 bps     +325 bps
-----------------------------------------------------------------------------------------

provided that for the first six months following the Closing Date, the Eurocurrency Rate Margin shall be the applicable margin set forth in the table above opposite the Consolidated Leverage Ratio for category 2.

                  Changes in the applicable margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date on which financial statements are received by the Administrative Agent pursuant to subsection 6.1(i) or 6.1(ii) (but in any event not later than the 60th day after the end of each of the first three Fiscal Quarters of each Fiscal

Year or the 90th day after the end of each Fiscal Year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this subsection 2.2A be deemed to be greater than 4.25 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this subsection 2.2A be deemed to be greater than 4.25 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the Calculation Period ending at the end of the period covered by the relevant financial statements.

         Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest to the date repaid in full at the sum of the Alternate Base Rate PLUS the Base Rate Margin for Revolving Loans.

                  B. INTEREST PERIODS. In connection with each Eurocurrency Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at the Borrowers' option, either a one, two, three or six month period or, if deposits in the relevant Eurocurrency interbank market are available to all Lenders for such period (as determined by each Lender), a nine or twelve month period (and, in the case of a Eurocurrency Rate Loan maturing or required to be repaid in less than one month, the date thereafter requested by the applicable Borrower and agreed to by Administrative Agent); provided that:

                            (i) the initial Interest Period for any Eurocurrency Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurocurrency Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurocurrency Rate Loan;

                            (ii) in the case of immediately successive Interest Periods applicable to a Eurocurrency Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                           (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                           (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond the Tranche A Term Loan Maturity Date, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond the Tranche B Term Loan Maturity Date and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

                           (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of such Term Loans unless the sum of (a) the aggregate principal amount of Term Loans of the Class to be repaid that are Alternate Base Rate Loans plus (b) the aggregate principal amount of Term Loans of the Class to be repaid that are Eurocurrency Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans of such Class on such date;

                           (vii) there shall be no more than 12 Interest Periods outstanding at any time; and

                           (viii) in the event Company fails to specify an Interest Period for any Eurocurrency Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

                  C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Revolving Loans that are Alternate Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Alternate Base Rate Loans (or, if earlier, at final maturity).

                  D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, the Borrowers shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans equal to $5,000,000 (or the Alternative Currency Equivalent thereof) and integral multiples of $1,000,000 (or the Alternative Currency Equivalent thereof) in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurocurrency Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 (or the Alternative Currency Equivalent thereof) and integral multiples of $1,000,000 (or the Alternative Currency Equivalent thereof) in excess of that amount as a Eurocurrency Rate Loan; provided, however, that a Eurocurrency Rate Loan may only be converted into an Alternate Base Rate Loan on the expiration date of an Interest Period applicable thereto.

               The Borrowers shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to an Alternate Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurocurrency Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and Class of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurocurrency Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurocurrency Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

               Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

               Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurocurrency Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

                  E. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum, in excess of the interest rate otherwise payable under this Agreement for Alternate Base Rate Loans); provided that in the case of Eurocurrency Rate Loans which are Dollar Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurocurrency Rate Loans shall thereupon become Alternate Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Alternate Base Rate Loans; provided, further, that in the case of Eurocurrency Rate Loans which are Alternative Currency Loans, upon the expiration of the Interest

Period in effect at the time any such increase in interest rate is effective such Eurocurrency Rate Loans shall continue as Eurocurrency Rate Loans with one month Interest Periods and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for such Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

                  F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year or, in the case of Alternate Base Rate Loans or Eurocurrency Rate Loans denominated in Sterling, a 365 or 366 day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to an Alternate Base Rate Loan being converted from a Eurocurrency Rate Loan the date of conversion of such Eurocurrency Rate Loan to such Alternate Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to an Alternate Base Rate Loan being converted to a Eurocurrency Rate Loan, the date of conversion of such Base Rate Loan to such Eurocurrency Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  4.3 FEES.
                  A. COMMITMENT AND FACILITY FEES. Company agrees to pay to Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, (x) a facility fee for the period from and including the Closing Date to but excluding the Revolving Loan Commitment Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate as provided herein) computed at the applicable rate set forth below opposite the applicable Consolidated Leverage Ratio on the daily average amount of such Lender's aggregate Revolving Loan Commitment and (y) a commitment fee for the period from and including the Closing Date to but excluding the date on which the Tranche A Term Loan Commitment is fully drawn or terminated in accordance with this Agreement computed at the applicable rate set forth below on the daily average amount of such Lender's undrawn Tranche A Term Loan Commitment. Such facility fees and commitment fees to be calculated on the basis of a 365 or 366 day year and the actual number of days elapsed and to be payable quarterly in arrears on the fourth

Business Day of each Janurary, April, July and October of each year, commencing on the first such date after the Closing Date, and on the Revolving Loan Commitment Termination Date or full utilization of the Tranche A Term Loan Commitment, respectively:

                                CONSOLIDATED                     COMMITMENT
  CATEGORY                     LEVERAGE RATIO                AND FACILITY FEE
------------------------------------------------------------------------------
     1           greater than or equal to 4.25                       +50 bps
------------------------------------------------------------------------------

     2           greater than or equal to 3.25     Less than  4.25   +50 bps
------------------------------------------------------------------------------

     3           greater than or equal to 2.50     Less than  3.25   +37.5 bps
------------------------------------------------------------------------------

     4           greater than or equal to 2.00     Less than  2.50   +30 bps
------------------------------------------------------------------------------

     5           greater than 2.00                                   +25 bps
------------------------------------------------------------------------------

provided that for the first six months following the Closing Date, the commitment and facility fee percentage shall be the fee set forth in the table above opposite the Consolidated Leverage Ratio for category 2.

         Changes in the applicable facility fee and commitment fee rates resulting from changes in the Consolidated Leverage Ratio shall become effective on the date on which financial statements are received by the Administrative Agent pursuant to subsection 6.1(i) or 6.1(ii) (but in any event not later than the 60th day after the end of each of the first three Fiscal Quarters of each Fiscal Year or the 90th day after the end of each Fiscal Year, as the case may
be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this subsection 2.3A be deemed to be greater than 4.25 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this subsection 2.3A be deemed to be greater than 4.25 to 1.00. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive Fiscal Quarters of the Company ending at the end of the period covered by the relevant financial statements.

                  B. OTHER FEES. Company agrees to pay to Administrative Agent such other fees in the amounts and at the times separately agreed upon between Company and CSFB and JP Morgan in the Fee Letter.

                  4.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.
                   A. SCHEDULED PAYMENTS OF TERM LOANS.

                  (i) Tranche A Term Loans: The Borrowers shall make principal payments on the Tranche A Term Loans beginning on the fourth Business Day following the seventh complete Fiscal Quarter commencing after the Closing Date in quarterly installments on the fourth Business Day following each Fiscal Quarter in the amounts set forth below:

               Year                               Principal Amount
            ---------------------------------------------------------
               1, 1st Quarter                           $0
               1, 2nd Quarter                           $0
               1, 3rd  Quarter                          $0
               1, 4th Quarter                           $0
            ---------------------------------------------------------
               1-TOTAL                                  $0
            ---------------------------------------------------------
               2, 1st Quarter                           $0
               2, 2nd Quarter                           $0
               2, 3rd  Quarter                          $37,500,000
               2, 4th  Quarter                          $37,500,000
            ---------------------------------------------------------
               2 -TOTAL                                  75,000,000
            ---------------------------------------------------------
               3, 1st Quarter                           $25,000,000
               3, 2nd Quarter                           $25,000,000
               3, 3rd Quarter                           $25,000,000
               3, 4th Quarter                           $25,000,000
            ---------------------------------------------------------
               3-TOTAL                                  100,000,000
            ---------------------------------------------------------
               4, 1st Quarter                           $25,000,000
               4, 2nd Quarter                           $25,000,000
               4, 3rd Quarter                           $25,000,000
               4, 4th Quarter                           $25,000,000
            ---------------------------------------------------------
               4-TOTAL                                  100,000,000
            ---------------------------------------------------------
               5, 1st Quarter                           $40,500,000
               5, 2nd Quarter                           $40,500,000
               5, 3rd Quarter                           $40,500,000
               5, 4th Quarter                           $40,500,000
            ---------------------------------------------------------
               5-TOTAL                                  162,500,000
            ---------------------------------------------------------
               6, 1st Quarter                           $40,500,000
               6, 2nd Quarter                           $40,500,000
               6, 3rd Quarter                           $40,500,000
               6, 4th Quarter                           $40,500,000
            ---------------------------------------------------------
               6-TOTAL                                  162,500,000
            ---------------------------------------------------------
                                                       $600,000,000

                  (ii) Tranche B Term Loans: The Borrowers shall make principal payments on the Tranche B Term Loans beginning on the fourth Business Day following the third complete Fiscal Quarter commencing after the Closing Date in quarterly installments on the fourth Business Day following each Fiscal Quarter in the amounts set forth below:

                     Year                              Principal Amount
                 ---------------------------------------------------------
                     1, 1st Quarter                          $0
                     1, 2nd Quarter                          $0
                     1, 3rd Quarter                          $1,250,000
                     1, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     1-TOTAL                                  2,500,000
                 ---------------------------------------------------------
                     2, 1st Quarter                          $1,250,000
                     2, 2nd Quarter                          $1,250,000
                     2, 3rd Quarter                          $1,250,000
                     2, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     2-TOTAL                                  5,000,000
                 ---------------------------------------------------------
                     3, 1st Quarter                          $1,250,000
                     3, 2nd Quarter                          $1,250,000
                     3, 3rd Quarter                          $1,250,000
                     3, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     3-TOTAL                                  5,000,000
                 ---------------------------------------------------------
                     4, 1st Quarter                          $1,250,000
                     4, 2nd Quarter                          $1,250,000
                     4, 3rd Quarter                          $1,250,000
                     4, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     4-TOTAL                                  5,000,000
                 ---------------------------------------------------------
                     5, 1st Quarter                          $1,250,000
                     5, 2nd Quarter                          $1,250,000
                     5, 3rd Quarter                          $1,250,000
                     5, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     5-TOTAL                                  5,000,000
                 ---------------------------------------------------------
                     6, 1st Quarter                          $1,250,000
                     6, 2nd Quarter                          $1,250,000
                     6, 3rd Quarter                          $1,250,000
                     6, 4th Quarter                          $1,250,000
                 ---------------------------------------------------------
                     6-TOTAL                                  5,000,000
                 ---------------------------------------------------------
                     7, 1st Quarter                          $59,062,500
                     7, 2nd Quarter                          $59,062,500
                     7, 3rd Quarter                          $59,062,500
                     7, 4th Quarter                          $59,062,500
                 ---------------------------------------------------------
                     7-TOTAL                                 236,250,000
                 ---------------------------------------------------------
                     8, 1st Quarter                          $59,062,500
                     8, 2nd Quarter                          $59,062,500
                     8, 3rd Quarter                          $59,062,500
                     8, 4th Quarter                          $59,062,500
                 ---------------------------------------------------------
                     8-TOTAL                                 236,250,000
                 ---------------------------------------------------------
                                                            $500,000,000

                  (iii) The scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided, further, that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the applicable Term Loan Maturity Dates, and the final installment payable by Company in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above in clause (i) or (ii), sufficient to repay all amounts owing by Company under this Agreement with respect to the respective Term Loans.


                  B. PREPAYMENTS AND UNSCHEDULED REDUCTIONS IN LOAN COMMITMENTS.

                  (i) VOLUNTARY PREPAYMENTS. The Borrowers may prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. In addition, so long as no Swing Line Loans are then outstanding, the Borrowers may, upon not less than one Business Day's prior written or telephonic notice, in the case of Alternate Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurocurrency Rate Loans, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $5,000,000 (or the Alternative Currency Equivalent thereof) and integral multiples of $1,000,000 (or the Alternative Currency Equivalent thereof) in excess of that amount; provided, however, that a Eurocurrency Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto and the Borrowers shall indemnify each Lender which is counterparty to a Hedging Agreement for any liquidation costs that arise with respect to such Hedging Agreement due to such prepayment. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

                  (ii) REDUCTION OF COMMITMENTS. The Borrowers may, upon not less than one Business Day's prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the applicable Commitments in an amount up to the amount by which such Commitment exceeds the aggregate principal amount of outstanding related Loans or in the case of the Revolving Loan Commitments, the Total Utilization of Revolving Loan Commitments, in each case, at the time of such proposed termination or reduction; provided that any such partial reduction of the Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount. The Borrowers' notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the applicable Commitments shall be effective on the date specified in the Borrowers' notice and shall reduce the applicable Commitment of each Lender proportionately to its Pro Rata Share; provided that the Commitments shall not be reduced below an amount necessary to purchase 100% of the Shares and consummate the Refinancing.

                  (iii) MANDATORY PREPAYMENTS. The Loans shall be prepaid in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as more specifically provided in subsection 2.4B(iv):

                           (a) PREPAYMENTS FROM EXCESS CASH FLOW. No later than
                  100 days after the end of each Fiscal Year of Company, commencing with the Fiscal Year ending December 31, 2001, Borrowers shall prepay Loans in an aggregate principal amount equal to 50% of Excess Cash Flow for such Fiscal Year; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on any such date, Borrowers may elect not to prepay the Loans by
                  (i) so notifying Administrative Agent in writing of such election and (ii) paying such amount of Excess Cash Flow to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Class of Loans to be repaid; provided, further, that no prepayments from Excess Cash Flow shall be required under this subsection 2.4B(iii)(a) (x) for any Fiscal Year in respect of which Company has delivered to Administrative Agent a Compliance Certificate pursuant to subsection 6.1(iii) which reflects a Consolidated Leverage Ratio of less than or equal to 2.5 to 1.0 or (y) if at the time such prepayment would otherwise be required to be made the Company's Rating is at least Investment Grade.

                           (b) PREPAYMENTS AND REDUCTIONS FROM NET ASSET SALE
                  PROCEEDS. No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Borrowers shall prepay the Loans in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such first Business Day after receipt, Borrowers may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing of such election and
                  (ii) paying such Net Asset Sale Proceeds to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Class of Loans to be repaid; provided, further, that, except as set forth in the following proviso, no prepayments from Net Asset Sale Proceeds shall be required under this subsection 2.4B(iii)(b) for any Fiscal Year in respect of which Company has delivered to Administrative Agent a Compliance Certificate pursuant to subsection 6.1(iii) which reflects a Consolidated Leverage Ratio of less than or equal to 2.5 to 1.0 and, if at the time such prepayment would otherwise be required to be made, the Company's Rating is at least Investment Grade; provided, further, that if any of the Term Loan Prepayment Amount is outstanding, prepayments from Net Asset Sale Proceeds shall be required as set forth above irrespective of the Consolidated Leverage Ratio or the Company's Rating.

                            (c) PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF
                  DEBT SECURITIES. On the first Business Day following receipt by Company or a Subsidiary of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "NET DEBT SECURITIES PROCEEDS") from the issuance of debt Securities of Company or such Subsidiary after the Closing Date other than Indebtedness permitted under subsection 7.1 (other than subsection 7.1(ix), in which case the Borrowers shall prepay the Loans in an aggregate amount equal to 50% of such Net Debt Security Proceeds from such senior subordinated Indebtedness) and Borrowers shall prepay the Loans in an aggregate amount equal to such Net Debt Securities Proceeds; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such first Business Day after receipt, Borrowers may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing to such election and (ii) paying such Net Debt Securities Proceeds to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Class of Loans to be repaid; provided, further, that except as set forth in the following proviso no mandatory prepayments shall be required from, and Net Debt Securities Proceeds shall not include proceeds from, the issuance of debt Securities at any time when (x) the most recent Compliance Certificate delivered by Company to Administrative Agent pursuant to subsection 6.1(iii) reflects a Consolidated Leverage Ratio of less than or equal to 2.5 to 1.0 and (y) if, at the time of such issuance of debt Securities, the Company's Rating is at least Investment Grade; provided, further, that if any of the Term Loan Prepayment Amount is outstanding, prepayments from Net Debt Securities Proceeds shall be required as set forth above irrespective of the Consolidated Leverage Ratio or the Company's Rating; provided, further, that for the purposes of this paragraph (c), Net Debt Securities Proceeds shall not include any proceeds from the issuance of the Takeout Debt except in accordance with subsection 7.1(iii).

                           (d) PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF
                  EQUITY SECURITIES. On the first Business Day following receipt by Company or a Subsidiary of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "NET EQUITY SECURITIES PROCEEDS") from the issuance of equity Securities of Company or such Subsidiary after the Closing Date other than to the Company or any of its Subsidiaries (including, for avoidance of doubt, Target and its Subsidiaries), including any hybrid equity Securities, Borrowers shall prepay the Loans in an aggregate amount equal to 50% of such Net Equity Securities Proceeds; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such first Business Day after receipt, Borrowers may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing of such election and (ii) paying such Net Equity Securities Proceeds to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Class of Loans to be repaid; provided, further, that, except as set forth in the following proviso, no mandatory prepayments shall be required from Net Equity Securities Proceeds issued at any time when (x) the most recent Compliance Certificate delivered by Company to Administrative Agent pursuant to subsection 6.1(iii) reflects a Consolidated Leverage Ratio of less than or equal to 2.5 to
                  1.0 or (y) if at the time of such issuance, Company's Rating is at least Investment Grade; provided, further, that notwithstanding anything to the contrary set forth above, to the extent any of the Term Loan Prepayment Amount is outstanding, Company shall be required to prepay an amount up to the amount of such Net Equity Securities Proceeds until the Term Loan Prepayment Amount has been prepaid in full irrespective of the Consolidated Leverage Ratio or the Company's Rating, with any amount of Net Equity Securities Proceeds in excess of the amount of the outstanding Term Loan Prepayment Amount being applied as otherwise set forth in this subsection 2.4B(iii)(d); provided, further, that, for purposes of this paragraph (d), Net Equity Securities Proceeds shall not include any proceeds from the issuance of (I) the Permitted Bridge Period Equity, (II) equity issued as consideration for the Planned Acquisition of Genesis Systems, Ltd or (III) equity issued to employees in lieu of cash compensation.

                           (e) PREPAYMENTS AND REDUCTIONS FROM NET INSURANCE
                  PROCEEDS. No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Insurance Proceeds in respect of any Insurance or Condemnation Event, Borrowers shall prepay the Loans in an aggregate amount equal to such Net Insurance Proceeds; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such first Business Day after receipt, Company may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing of such election and (ii) paying such Net Insurance Proceeds to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Class of Loans to be repaid; provided, further, that no prepayments from Net Insurance Proceeds shall be required under this subsection 2.4B(iii)(e) at any time when (x) the most recent Compliance Certificate delivered by Company to the Administrative Agent pursuant to subsection 6.1(iii) reflects a Consolidated Leverage Ratio of less than or equal to 2.5 to 1.0 and (y) if at the time such prepayment would otherwise be required to be made, the Company's Rating is at least Investment Grade.

                           (f) CALCULATIONS OF NET PROCEEDS AMOUNTS; ADDITIONAL
                  PREPAYMENTS AND REDUCTIONS BASED ON SUBSEQUENT CALCULATIONS. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds, Net Insurance Proceeds, Net Debt Securities Proceeds or Net Equity Securities Proceeds that gave rise to such prepayment and/or reduction. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                           (g) PREPAYMENTS DUE TO REDUCTIONS OR RESTRICTIONS OF
                  LOAN COMMITMENTS. The Borrowers shall from time to time prepay the Swing Line Loans and/or Revolving Loans and Tranche A Term Loans to the extent necessary so that (i) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect,
                  (ii) the Alternative Currency Exposure with respect to any Alternative Currency shall not at any time exceed the sublimits for such Alternative Currency or the aggregate sublimit for all Alternative Currencies as set forth on
                  SCHEDULE 2.1A(i), (iii) the Foreign Borrower Exposure shall not at any time exceed the sublimits for such Foreign Borrower set forth on SCHEDULE 2.1A(iii) and (iv) the aggregate principal amount of all outstanding Swing Line Loans shall not at any time exceed the Swing Line Loan Commitment then in effect. All Swing Line Loans shall be prepaid in full prior to the prepayment of any Revolving Loans pursuant to this subsection 2.4B(iii)(g).

                           (h) PREPAYMENTS DUE TO CURRENCY FLUCTUATIONS. If on
                  any Calculation Date in respect of an Alternative Currency Loan which exceeds the applicable Commitment due to currency fluctuations by more than 5% of the Revolving Loan Commitments, Administrative Agent shall give notice thereof to Company and Borrowers shall on the date falling two Business Days thereafter prepay such Revolving Loans to the extent necessary so that after giving effect to such prepayment, the aggregate exposure for such Loans shall not exceed the Revolving Loan Commitment therefor; provided, however, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such second Business Day after receipt of notice, Company may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing of such election and (ii) paying such excess to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment on the first Interest Payment Date thereafter with respect to the Revolving Loans to be repaid.

                           (i) ELECTION TO PREPAY PRIOR TO END OF THE INTEREST
                  PERIOD. Notwithstanding the provisos of subsections 2.4B(iii)(a)-(e) and (h) above, the Borrowers may also elect, by notifying Administrative Agent in writing, to cause the Loans to be prepaid prior to the end of the Interest Period or Interest Periods referred to therein (subject to subsection 2.6D). Any amounts held by Administrative Agent pursuant to the election referred to in such subsections 2.4(B)(iii)(a)-(e) and (h) shall be invested in investments agreed upon by Administrative Agent and the Borrowers in writing for the account of the Borrowers, which investments shall mature no later than the end of the appropriate Interest Period.

                  (iv) APPLICATION OF PREPAYMENTS AND UNSCHEDULED REDUCTIONS OF LOAN COMMITMENTS.

                           (a) APPLICATION OF VOLUNTARY PREPAYMENTS BY CLASS OF
                  LOANS AND MATURITY. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied first, pro rata between Tranche A Term Loans and Tranche B Term Loans based upon the aggregate amounts then outstanding to the full extent thereof, second, to outstanding Swing Line Loans to the full extent thereof and third, to outstanding Revolving Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied PRO RATA to reduce the remaining scheduled installments of principal of the Tranche A Term Loans and the Tranche B Term Loans set forth in subsections 2.4A.

                           (b) APPLICATION OF MANDATORY PREPAYMENTS BY CLASS OF
                  LOANS. Any amount required to be applied as a mandatory prepayment of the Loans pursuant to subsection 2.4B(iii) (the "APPLIED AMOUNT") shall be applied, first, to the outstanding Tranche A Term Loan Prepayment Amount, if any, to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Tranche A Term Loans and the Tranche B Term Loans pro rata between Tranche A Term Loans and Tranche B Term Loans based upon the aggregate amounts then outstanding to the full extent thereof, third, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and, fourth, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof.

                           (c) APPLICATION OF MANDATORY PREPAYMENTS OF TERM
                  LOANS. Any mandatory prepayments of the Tranche A Term Loans and the Tranche B Term Loans pursuant to subsection 2.4B(iii) in accordance with subsection 2.4B(iv) (b) shall be applied to reduce the scheduled installments of principal of such Tranche A Term Loans and Tranche B Term Loans (as the case may be) set forth in subsection 2.4A on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each such scheduled installment that is unpaid at the time of such prepayment, except as applied to the Tranche A Term Loan Prepayment Amount in accordance with the definition thereof.

                           (d) Notwithstanding anything to the contrary herein,
                  Tranche B Term Lenders may decline any mandatory prepayment or voluntary prepayment of the Tranche B Term Loans, in the event and to the extent that any Tranche A Term Loans remain outstanding. Any mandatory prepayment or voluntary prepayment of Tranche B Term Loans declined by a Tranche B Term Lender will be applied to prepay Tranche A Term Loans of all Lenders until all Tranche A Term Loans have been repaid in full.

                  C. GENERAL PROVISIONS REGARDING PAYMENTS.

                            (i) MANNER AND TIME OF PAYMENT. All payments by the
                  Borrowers of principal, interest, fees and other Obligations hereunder and under the Notes denominated in Dollars shall be made in Dollars or denominated in an Alternative Currency shall be made in such Alternative Currency, each in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by the Borrowers on the next succeeding Business Day. The Borrowers hereby authorize Administrative Agent to charge its accounts with Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                            (ii) APPLICATION OF PAYMENTS TO PRINCIPAL AND
                  INTEREST. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

                            (iii) APPORTIONMENT OF PAYMENTS. Subject to
                  subsection 2.4B(iv)(d), aggregate principal and interest payments in respect of Tranche A Term Loans, Tranche B Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Agent and the commitment fees of such Lender when received by Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Alternate Base Rate Loans in lieu of its Pro Rata Share of any Eurocurrency Rate Loans, Agent shall give effect thereto in apportioning payments received thereafter.

                            (iv) PAYMENTS ON BUSINESS DAYS. Whenever any payment
                  to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall, subject to Section 2.2B(iii) and (iv), be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                            (v) NOTATION OF PAYMENT. Each Lender agrees that
                  before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of the Borrowers hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

                  D. APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER SUBSIDIARY GUARANTY.

                           (i) APPLICATION OF PROCEEDS OF COLLATERAL. All
                  proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of the Collateral Agent, be held by Collateral Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by the Collateral Agent against, the applicable secured obligations (as defined in such Collateral Document, the "SECURED OBLIGATIONS" ) in the following order of priority:

                           (a) To the payment of all costs and expenses of such
                  sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification under such Collateral Document and all advances made by Collateral Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy under such Collateral

                  Document, all in accordance with the terms of this Agreement and such Collateral Document;

                           (b) thereafter, to the extent of any excess such
                  proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof;

                           (c) thereafter, to the extent of any excess such
                  proceeds, to the payment of Cash collateral for Letters of Credit for the ratable benefit of the Issuing Lenders thereof and holders of participations therein; and

                           (d) thereafter, to the extent of any excess such
                  proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (ii) APPLICATION OF PAYMENTS UNDER SUBSIDIARY GUARANTY. All payments received by Administrative Agent under the Subsidiary Guaranty shall be applied promptly from time to time by Agent in the following order of priority:

                           (a) to the payment of the costs and expenses of any
                  collection or other realization under the Subsidiary Guaranty, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and the Subsidiary Guaranty;

                           (b) thereafter, to the extent of any excess such
                  payments, to the payment of all other Guarantied Obligations (as defined in the Subsidiary Guaranty) for the ratable benefit of the holders thereof;

                           (c) thereafter, to the extent of any excess such
                  payments, to the payment of Cash collateral for Letters of Credit for the ratable benefit of the Issuing Lenders thereof and holders of participations therein; and

                           (d) thereafter, to the extent of any excess such
                  payments, to the payment to the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  4.5 USE OF PROCEEDS.

                  A. TERM LOANS. The proceeds of the Term Loans shall be applied by the Borrowers:

                           (i) to refinance the Scheduled Indebtedness in an
                  amount of approximately $365 million with respect to Target (net of proceeds from Asset Sales with respect to Target and its Subsidiaries) and approximately $135 million with respect to Lincoln and its Subsidiaries;

                           (ii) for the financing of the Offer, the purchase of
                  Shares in the market, the purchase of Shares pursuant to the Compulsory Acquisition, and the purchase or cancellation of outstanding options in respect of Shares; and

                           (iii) to pay fees, expenses and Transaction costs in
                  connection with the Acquisition and Refinancing (and their financing) in an aggregate amount of approximately $150 million.

                  B. REVOLVING LOANS AND SWING LINE LOANS. Revolving Loans in the amount of $100,000,000 (or the Dollar Equivalent of such amounts in an Alternative Currency) may be drawn on or after the Closing Date to be applied by Borrowers for the purposes set forth in subsections 2.5A(i)-(iii). Thereafter, Revolving Loans and Swing Line Loans shall be applied by Borrowers for working capital requirements and general corporate purposes and, subject to a sublimit of $25,000,000, to issue Letters of Credit.

                  C. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by any of the Borrowers to purchase or carry Margin Stock or in any other manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

                  4.6 SPECIAL PROVISIONS GOVERNING EUROCURRENCY RATE LOANS.

                  Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurocurrency Rate Loans as to the matters covered:

                  A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurocurrency Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers and each Lender.

                  B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error), on any Interest Rate Determination Date with respect to any Eurocurrency Rate Loans, that by reason of circumstances affecting the relevant Eurocurrency interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurocurrency Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Borrowers and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurocurrency Rate Loans until such time as Administrative Agent notifies the Borrowers and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrowers with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by the Borrowers.

                  C. ILLEGALITY OR IMPRACTICABILITY OF EUROCURRENCY RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error but shall be made only after consultation with Administrative Agent) that the making, maintaining or continuation of its Eurocurrency Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the relevant Eurocurrency interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrowers and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurocurrency Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurocurrency Rate Loan then being requested by a Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) an Alternate Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurocurrency Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Alternate Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurocurrency Rate Loan then being requested by a Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, such Borrower shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurocurrency Rate Loans in accordance with the terms of this Agreement.

                  D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. The Borrowers shall compensate each Lender, upon written request by that Lender (which request shall set forth in reasonable detail the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurocurrency Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurocurrency Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurocurrency Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation,
(ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurocurrency Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurocurrency Rate Loans is not made on any date specified in a notice of prepayment given by any Borrower, or
(iv) as a consequence of any other default by any Borrower in the repayment of its Eurocurrency Rate Loans when required by the terms of this Agreement.

                  E. BOOKING OF EUROCURRENCY RATE LOANS. Any Lender may make, carry or, subject to Section 11, transfer Eurocurrency Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender; provided that such making, carrying or transferring Eurocurrency Rate Loans does not result in any costs or taxes to the Borrowers pursuant to subsection 2.7.

                  F. ASSUMPTIONS CONCERNING FUNDING OF EUROCURRENCY RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurocurrency Rate Loans through the purchase of a deposit in dollars or in an Alternative Currency, as applicable, bearing interest at the rate obtained pursuant to the definition of Eurocurrency Rate in an amount equal to the amount of such Eurocurrency Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurocurrency deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurocurrency Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

                  G. EUROCURRENCY RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) except as provided in subsection 2.2(E), the Borrowers may not elect to have a Loan be made or maintained as, or converted to, a Eurocurrency Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by the Borrowers.

                  4.7 INCREASED COSTS; TAXES; CAPITAL ADEQUACY.
                  A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                           (i) subjects such Lender (or its applicable lending
                  office) to any additional Tax (other than any Tax on the Overall Net Income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                           (ii) imposes, modifies or holds applicable any
                  reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurocurrency Rate Loans that are reflected in the definitions of Adjusted EURIBOR and Adjusted LIBOR); or

                           (iii) imposes any other condition (other than with
                  respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto;

         then, in any such case, the Borrowers shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any increased cost or reduction incurred more than six months prior to the date that such Lender notifies the Borrowers of such change giving rise to such increased cost or reduction and of such Lender's intention to claim compensation therefor; provided, further, that, if such change giving rise to such increased cost or reduction is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Such Lender shall deliver to the Borrowers (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  B. WITHHOLDING OF TAXES.

                           (i) PAYMENTS TO BE FREE AND CLEAR. All sums payable
                  by the Borrowers under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the Overall Net Income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from which a payment is made by or on behalf of the Borrowers or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                           (ii) GROSSING-UP OF PAYMENTS. If the Borrowers or any
                  other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Borrowers to Administrative Agent or any Lender under any of the Loan Documents:

                           (a) the Borrowers shall notify Administrative Agent
                  of any such requirement or any change in any such requirement as soon as any Borrower becomes aware of it;

                           (b) the Borrowers shall pay any such Tax before the
                  date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrowers) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                           (c) the sum payable by the Borrowers in respect of
                  which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                           (d) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, the Borrowers shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change in any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) affecting any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (iii) EVIDENCE OF EXEMPTION FROM U.S. WITHHOLDING TAX.

                           (a) Each Lender that is not a United States person as
                  defined in Section 7701(a)(30) of the Internal Revenue Code (for purposes of this subsection 2.7B(iii), a "NON-US LENDER") shall deliver to Administrative Agent for transmission to the Borrowers, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrowers or Administrative Agent (each in the reasonable exercise of their discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause
                  (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8BEN (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption requested by the Borrowers required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                           (b) Each Lender required to deliver any forms,
                  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent and the Borrowers two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8BEN, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption requested by the Borrowers required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and the Borrowers of its inability to deliver any such forms, certificates or other evidence.

                           (c) Company shall not be required to pay any
                  additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve the Borrowers of their obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

                  C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by the Borrowers from such Lender of the statement referred to in the next sentence, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any reduction incurred more than six months prior to the date that such Lender notifies the Borrowers of such change giving rise to such reduction and of such Lender's intention to claim compensation therefor; provided, further, that, if such change giving rise to such reduction is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Such Lender shall deliver to the Borrowers (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  D. REFUND AND CONTEST. If Administrative Agent or any Lender receives a refund with respect to Tax deducted, withheld or paid by the Borrowers and with respect to which the Borrowers have been required to and have paid an additional amount under this subsection 2.7, which in the good faith judgment of such Lender is allocable to such deduction, withholding or payment, it shall promptly pay such refund, together with any other amount paid by the Borrowers in connection with such refunded Tax, to the Borrowers, net of all reasonable out-of-pocket expenses of such Lender incurred in obtaining such refund, provided, however, that the Borrowers agree to promptly return such refund to Administrative Agent or the applicable Lender, as the case may be, if the Borrowers receive notice from Administrative Agent or applicable Lender that such Administrative Agent or Lender is required to repay such refund. Each of Administrative Agent and such

Lender agrees that it will contest such Tax or liabilities paid by the Borrowers if Agent or such Lender determines, in good faith and in its sole discretion, that it would not be materially disadvantaged or prejudiced as a result of such contest.

                  4.8 OBLIGATION OF LENDERS AND ISSUING LENDERS TO MITIGATE; REPLACEMENT.

                  A. MITIGATION. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless the Borrowers agree to pay all reasonable incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by the Borrowers pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) shall be submitted by such Lender or Issuing Lender to the Borrowers (with a copy to Administrative Agent) and such certificate shall be prima facie evidence thereof manifest error.

                  B. REPLACEMENT. In the event (a) of a refusal by a Lender to consent to a proposed change, waiver, discharge or termination with respect to this

Agreement which has been approved by Requisite Lenders (but requires consent of all Lenders) as provided in subsection 11.6, (b) any Lender becomes an Affected Lender or requests compensation under subsection 2.7A, 2.7C or 3.6,
(c) the Borrowers are required to pay any additional amount to any Lender or any governmental authority for the account of any Lender pursuant to subsection 2.7B, or (d) any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, if no Potential Event of Default or Event of Default then exists, replace such Lender (a "REPLACED LENDER") with one or more Eligible Assignees (collectively, the "REPLACEMENT LENDER") reasonably acceptable to Administrative Agent, provided that (i) at the time of any replacement pursuant to this subsection 2.8 the Replacement Lender shall enter into one or more Assignment Agreements pursuant to subsection 11.1B (and with all fees payable pursuant to such subsection 11.1B to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the outstanding Loans and Commitments of, and participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all unpaid drawings with respect to Letters of Credit that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender with respect thereto and (y) the appropriate Issuing Lender an amount equal to such Replaced Lender's Pro Rata Share of any unpaid drawings with respect to Letters of Credit (which at such time remains an unpaid drawing) issued by it to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations (including without limitation all such amounts, if any, owing under subsection 2.6D) of the Borrowers owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid), shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment Agreements and the acceptance thereof by Administrative Agent pursuant to subsection 11.1B, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder except with respect to indemnification provisions under this Agreement which by the terms of this Agreement survive the termination of this Agreement, which indemnification provisions shall survive as to such

Replaced Lender. Notwithstanding anything to the contrary contained above, no Issuing Lender may be replaced hereunder at any time while it has Letters of Credit outstanding hereunder unless arrangements satisfactory to such Issuing Lender (including the furnishing of a Standby Letter of Credit in form and substance, and issued by an issuer satisfactory to such Issuing Lender or the furnishing of cash collateral in amounts and pursuant to arrangements satisfactory to such Issuing Lender) have been made with respect to such outstanding Letters of Credit. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

                  4.9 BORROWING SUBSIDIARIES.

                  Company, may, from time to time, designate any Person which is or becomes a Domestic Subsidiary or Material Foreign Subsidiary (if such Material Foreign Subsidiary becomes a Subsidiary Guarantor) to be a Domestic Borrower or a Foreign Borrower, as the case may be, pursuant to this subsection
2.9 effective on a date not later than thirty days after written notice to Administrative Agent accompanied by (a) an Assumption Agreement in the form of
Exhibit XIV attached hereto executed by such Subsidiary and acknowledged by Company and each Subsidiary Guarantor, (b) a certificate of good standing (or equivalent thereof, if any) of such Subsidiary in the jurisdiction of its organization, (c) certified resolutions of the Board of Directors of such Subsidiary authorizing the execution and delivery of the Assumption Agreement, and any other documents required to be delivered by this subsection 2.9, subsection 6.8 or subsection 6.9, and (d) such other information, certificates or legal opinions as Administrative Agent reasonably may request. Unless Administrative Agent notifies Company prior to the effective date specified in the designation notice that the Joint Lead Arrangers have decided that such Subsidiary shall not become a Borrower, such Subsidiary shall become a Borrower on the effective date specified in the designation notice or such earlier date agreed to by the Joint Lead Arrangers. In respect of each Foreign Borrower, Company shall, with the approval of the Administrative Agent (which approval shall not be withheld or delayed), specify the relevant sublimit for Borrowings under this Agreement by such Foreign Borrower and shall update Schedule 2.1(a)(iv) accordingly.


5                                    SECTION

                                LETTERS OF CREDIT

                  6.1 ISSUANCE OF LETTERS OF CREDIT AND LENDERS' PURCHASE OF PARTICIPATIONS THEREIN.

                  A. LETTERS OF CREDIT. In addition to any Borrower requesting that Revolving Lenders make Revolving Loans pursuant to subsection 2.1A(ii) and that the Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iii), Company and Domestic Borrowers may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to, but excluding the date that is 30 days prior to the Revolving Loan Commitment Termination Date, that one or more Revolving Lenders issue Letters of Credit for the account of Company or a Domestic Borrower for the purposes specified in the definition of Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, any one or more Revolving Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that such Letters of Credit shall be issued on a sight basis only and Borrowers shall not request that any Revolving Lender issue (and no Revolving Lender shall issue):

                           (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

                           (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $25,000,000;

                           (iii) any Letter of Credit denominated in a currency other than Dollars;

                           (iv) any Letter of Credit having an expiration date later than the earlier of (a) the date that is ten Business Days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further, that such Issuing Lender shall elect not to extend such Letter of Credit if it has knowledge that an Event of Default or Potential Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 11.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

                           (v) any Letter of Credit for the account of a Foreign Borrower.

                  B. MECHANICS OF ISSUANCE.

                           (i) NOTICE OF ISSUANCE. Whenever Company or a Domestic Borrower desires the issuance of a Letter of Credit, Company shall deliver to Administrative Agent a Notice of Request to Issue Letter of Credit in the form of EXHIBIT III annexed hereto no later than 12:00 Noon (New York City time) at least three Business Days or in any case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Request to Issue Letter of Credit shall specify
         (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, (e) the account party, and (d) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents.

                  Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which the applicable Borrower is required to certify in the applicable Notice of Request to Issue Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which the applicable Borrower is required to certify in the applicable Notice of Request to Issue Letter of Credit.

                           (ii) DETERMINATION OF ISSUING LENDER. Upon receipt by Administrative Agent of a Notice of Request to Issue Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify the applicable Borrower, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify the applicable Borrower, whereupon the applicable Borrower may request any other Revolving Lender to issue such Letter of Credit by delivering to such Revolving Lender a copy of the applicable Notice of Request to Issue Letter of Credit. Any Revolving Lender so requested to issue such Letter of Credit shall promptly notify the applicable Borrower and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Revolving Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Revolving Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect.

                           (iii) ISSUANCE OF LETTER OF CREDIT. Upon satisfaction or waiver (in accordance with subsection 11.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

                           (iv) NOTIFICATION TO REVOLVING LENDERS. Upon the issuance of any Letter of Credit, the applicable Issuing Lender shall promptly notify Administrative Agent and the Administrative Agent shall notify each other Revolving Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Revolving Lender of the amount of such Revolving Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

                           (v) REPORTS TO REVOLVING LENDERS. Within 3 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Administrative Agent a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

                  C. REVOLVING LENDERS' PURCHASE OF PARTICIPATIONS IN LETTERS OF CREDIT. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Revolving Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

                  6.2 LETTER OF CREDIT FEES.

                  The Borrowers agree to pay the following amounts with respect to Letters of Credit issued hereunder:

                           (i) with respect to each Letter of Credit, (a) a
                  fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to (i) the greater of $500 or 0.1875% per annum of the daily amount available to be drawn under such Letter of Credit or (ii) such lesser amount as is negotiated between the applicable Borrower and the applicable Issuing Lender and (b) a letter of credit fee, payable to Administrative Agent for the account of Revolving Lenders, equal to the applicable Eurocurrency Rate Margin per annum of the daily amount available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the fourth Business Day of April, July, October and January of each year and computed on the basis of a 360 day year for the actual number of days elapsed;

                           (ii) with respect to the issuance, amendment or
                  transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (a) and (b) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

                  For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) of this subsection 3.2, Administrative Agent shall distribute to each Revolving Lender its Pro Rata Share of such amount.

                  6.3 DRAWINGS AND REIMBURSEMENT OF AMOUNTS PAID UNDER LETTERS OF CREDIT.

                  A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

                  B. REIMBURSEMENT BY THE BORROWERS OF AMOUNTS PAID UNDER LETTERS OF CREDIT. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify the Borrowers and Administrative Agent, and the Borrowers shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless the Borrowers shall have notified Administrative Agent and such Issuing Lender prior to 10:00 A.M. (New York City time) on the date such drawing is honored that the Borrowers intend to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, the Borrowers shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Revolving Lenders to make Revolving Loans that are Alternate Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsections 4.3 and 4.4, Revolving Lenders shall, on the Reimbursement Date, make Revolving Loans that are Alternate Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further, that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, the Borrowers shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Revolving Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and the Borrowers shall retain any and all rights they may have against any Revolving Lender resulting from the failure of such Revolving Lender to make such Revolving Loans under this subsection 3.3B.

                  C. PAYMENT BY REVOLVING LENDERS OF UNREIMBURSED AMOUNTS PAID UNDER LETTERS OF CREDIT.

                           (i) PAYMENT BY REVOLVING LENDERS. In the event that the Borrowers shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify the Administrative Agent which shall promptly notify each other Revolving Lender of the unreimbursed amount of such honored drawing and of such other Revolving Lender's respective participation therein based on such Revolving Lender's Pro Rata Share. Each Revolving Lender shall make available to the Administrative Agent for the benefit of such Issuing Lender which the Administrative Agent shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (New York City time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Revolving Lender fails to make available to the Administrative Agent for the benefit of such Issuing Lender on such business day the amount of such Revolving Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover through the Administrative Agent such amount on demand from such Revolving Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Alternate Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any

         Revolving Lender to recover from any Issuing Lender through the Administrative Agent any amounts made available by such Revolving Lender through the Administrative Agent to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Revolving Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

                           (ii) DISTRIBUTION TO REVOLVING LENDERS OF
         REIMBURSEMENTS RECEIVED FROM THE Borrowers. In the event any Issuing Lender shall have been reimbursed by other Revolving Lenders through the Administrative Agent pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to the Administrative Agent who shall distribute to each other Revolving Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Revolving Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from the Borrowers in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Revolving Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Revolving Lender may request.

                  D. INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.

                           (i) PAYMENT OF INTEREST BY THE BORROWERS. The Borrowers agree to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by the Borrowers (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Alternate Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Alternate Base Rate Loans. Interest payable pursuant to this subsection

         3.3D(i) shall be computed on the basis of a 365 or 366 day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

                           (ii) DISTRIBUTION OF INTEREST PAYMENTS BY ISSUING LENDER. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to the Administrative Agent for distribution to each other Revolving Lender, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Revolving Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Revolving Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to the Administrative Agent for distribution to each other Revolving Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Revolving Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Revolving Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Revolving Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by the Borrowers. Any such distribution shall be made to a Revolving Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Revolving Lender may request.

                  6.4 OBLIGATIONS ABSOLUTE.
                  The obligation of the Borrowers to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Revolving Lenders pursuant to subsection 3.3B and the obligations of Revolving Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

                           (i) any lack of validity or enforceability of any Letter of Credit;

                           (ii) the existence of any claim, set-off, defense or other right which the Borrowers or any Revolving Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Revolving Lender or any other Person or, in the case of a Revolving Lender, against the Borrowers, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrowers or any of their Subsidiaries and the beneficiary for which any Letter of Credit was procured);

                           (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

                           (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                           (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                           (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                           (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

                  6.5 INDEMNIFICATION; NATURE OF ISSUING LENDERS' DUTIES.

                  A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, the Borrowers hereby agree to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

                  B. NATURE OF ISSUING LENDERS' DUTIES. As between the Borrowers and any Issuing Lender, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for:
(i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of

Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrowers.

                  Notwithstanding anything to the contrary contained in this subsection 3.5, the Borrowers shall retain any and all rights they may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

                  6.6 INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Revolving Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Revolving Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                           (i) subjects such Issuing Lender or Revolving Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the Overall Net Income of such Issuing Lender or Revolving Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this
         Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                           (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Revolving Lender; or

                           (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Revolving Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Revolving Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Revolving Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, the Borrowers shall promptly pay to such Issuing Lender or Revolving Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Revolving Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any increased cost or reduction incurred more than six months prior to the date that such Lender notifies the Borrowers of such change giving rise to such increased cost or reduction and of such Lender's intention to claim compensation therefor; provided, further, that, if such change giving rise to such increased cost or reduction is retroactive, then the six months period referred to above shall be extended to include the period of retroactive effect thereof. Such Issuing Lender or Revolving Lender shall deliver to the Borrowers (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Revolving Lender under this subsection 3.6, which statement shall be prima facie evidence thereof absent manifest error.


7                                   SECTION

8                                  CONDITIONS

                  8.1 ANNOUNCEMENT DATE AND EFFECTIVENESS OF COMMITMENTS.

                  The effectiveness of each Lender's Commitment was subject to the following conditions precedent, each of which was satisfied on or prior to the Announcement Date (and the Administrative Agent's written confirmation that the following conditions were satisfied was conclusive evidence thereof for purposes of this subsection 4.1 but does not deny Administrative Agent or the Lenders of the exercise of any remedies, which exercise shall not be inconsistent with the confirmation to be given for the purposes of compliance with Rule 24.7 of the City Code):

                  A. Administrative Agent received all of the following, each of which was an original unless otherwise specified, was properly executed by each party thereto, was dated as of the Announcement Date and was in form and substance reasonably satisfactory to Administrative Agent and its legal counsel:

                           (i) at least one (1) executed counterpart of this Agreement, together with arrangements satisfactory to Administrative Agent for additional executed counterparts, sufficient in number for distribution to the Lenders and Borrowers together with all Exhibits thereto;

                           (ii) (x) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of such Loan Party's organization (other than for Newco); (y) a certificate of the Secretary or Assistant of each Loan Party dated the Announcement Date and certifying (A) that attached thereto is a true and complete copy of the articles or certificate of incorporation, the by-laws or memorandum and articles of association and other organizational documents of such Loan Party as in effect on the Announcement Date and at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or a Committee of the Board of Directors of such Loan Party, as applicable, authorizing the execution, delivery and performance of the Loan Documents to which such person is a party (including in the case of each Borrower, the borrowings hereunder and in the case of Company, the Company Guaranty of the borrowings hereunder), and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of Company have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, and (D) as to the incumbency and specimen signature of each officer authorized, to the extent applicable, to act with respect to the Loan Documents and each of the other documents related thereto; and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above;

                           (iii) a Solvency Certificate of the chief financial officer of the Company; and

                  B. Administrative Agent received, on behalf of itself and the Lenders and the Issuing Bank, a favorable written opinion of each of (i) Jones, Day, Reavis & Pogue, special United States counsel for the Loan Parties, substantially to the effect set forth in EXHIBIT IX-A, (ii) General Counsel of Company to the effect set forth in EXHIBIT IX-B and (iii) Allen & Overy, special United Kingdom counsel for the Loan Parties, substantially to the effect set forth in EXHIBIT IX-C.

                  C. Administrative Agent's fees payable pursuant to subsection
2.3 and other amounts due and payable prior to the Announcement Date were paid.

                  D. Except as set forth on SCHEDULE 5.6 or the most recent Form 10-K filed by the Company, no material action, suit, proceeding or investigation was pending against any Borrower; no law, regulation, judgment or court order was applicable that constrained, prevented or imposed materially adverse conditions upon the Offer or the making of the Loans; and each Borrower received all governmental and material third party approvals and consents necessary and advisable in connection with the Transactions (other than those relating to antitrust and competition requirements) and all such approvals and consents were in full force and effect.

                  E. No circumstance or event occurred that constitutes a Material Adverse Effect since December 31, 1999.

                  F. The reasonable costs and expenses of Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to subsection 11.2 as identified in writing to Company were paid.

                  G. The representations and warranties of each Borrower contained in Section 5 were true and correct in all material respects.

                  H. Administrative Agent received evidence that the Offer was recommended by the Board of Directors of Target.

                  I. Administrative Agent received copies, certified as being true and complete copies by an authorized officer of Company, of the Press Release (in sufficient quantity for each Lender) which was issued for the purposes of and in accordance with Rule 2.5 of the City Code prior to May 30, 2000.

                  J. Administrative Agent received evidence that the resolutions of the Board of Directors of Company necessary to launch the Offer were obtained.

                  K. No Potential Event of Default or Event of Default occurred.

                  L. Administrative Agent received evidence of satisfactory insurance coverage for the Company and its Subsidiaries after giving effect to the Acquisition.

                  M. Administrative Agent received (i) historical audited financial statements of Company and Target, (ii) 1999 pro forma financial statements of Company after giving effect to the Acquisition and (iii) five year projections of Company after giving effect to the Acquisition.

                  N. Administrative Agent received evidence that satisfactory arrangements have been implemented in order to downstream proceeds of Offer Borrowings made to the Company.

                  O. Administrative Agent received evidence that the Bridge Loan Documents which were to have been executed as of the Announcement Date were executed.

                  8.2 CONDITIONS TO CLOSING.

                  The obligation of each Lender to make the initial Borrowing on the Closing Date is subject to the Announcement Date having occurred, and to the satisfaction of the following conditions precedent (unless all of the Lenders, in their sole and absolute discretion, shall agree otherwise):

                           (i) Administrative Agent shall have received a copy, certified as being a true and complete copy by an authorized officer of

         Company, of the Offer Document reflecting the terms of the Press Release previously approved by the Joint Lead Arrangers;

                           (ii) Administrative Agent shall have received a copy of the announcement that the Offer has been declared or become unconditional in all respects together with an Officer's Certificate that no condition to the Offer has been knowingly waived except to the extent permitted by this Agreement;

                           (iii) Administrative Agent shall have received evidence that any actions of the shareholders of Company required to implement the Offer have been taken or confirmation from the Company that no such action is required;

                           (iv) All fees and other amounts due and payable by the Company under the Loan Documents prior to the Closing Date and notified in writing to Company (including pursuant to any fee letter signed by Company) shall have been paid in full;

                           (v) To the extent requested, Notes executed by each Borrower in favor of each Lender with respect to each Class of Loan, each in a principal amount equal to that Lender's Commitment with respect to each Class of Loan;

                           (vi) Execution and delivery to the Collateral Agent of the Pledge Agreement (together with all stock certificates and notes the subject thereof), the UK Share Charge and the UK Debenture;

                           (vii) Execution of the Subsidiary Guaranty by each of Lincoln Electric International Holding Company, The Lincoln Electric Company, Lincoln Global, Inc. and Harris Calorific, Inc.;

                           (viii) The condition in the Offer relating to the obtaining of all anti-trust and competition Governmental Authorizations necessary in connection with the Offer shall have been satisfied (or waived with the consent of the Joint Lead Arrangers);

                           (ix) All Scheduled Indebtedness shall have been repaid in full or shall be repaid in full with the proceeds of the initial Loans, except as otherwise agreed by the Requisite Lenders and except for Scheduled Indebtedness of Target or its Subsidiaries; and

                           (x) Administrative Agent shall have received evidence that funding has occurred (or will occur simultaneously) under the Bridge Loan Documents or that the Takeout Debt has been or will simultaneously be) issued under the Takeout Debt Documents.

                  8.3 CONDITIONS TO OFFER BORROWINGS.

                  The obligation of each Lender to make any Offer Borrowing is subject to the Announcement Date and the Closing Date having occurred (or having occurred simultaneously therewith), and to the following conditions precedent, each of which shall be satisfied prior to the making of any Offer Borrowing (unless the Requisite Lenders, in their sole and absolute discretion, shall agree otherwise):

                           (i) Prior to or contemporaneously with such Offer Borrowing, Newco shall have received acceptances for or acquired and/or agreed to acquire, whether pursuant to the Offer or otherwise, Shares carrying in aggregate at least equal to a percentage previously agreed to by Company and the Joint Lead Arrangers of the voting rights of Target;

                           (ii) No Event of Default pursuant to subsections 8.6, 8.7, 8.9 or 8.12 shall have occurred and be continuing in respect of Target or any Borrower;

                           (iii) Newco shall not (without the consent of the Requisite Lenders) have waived any of the material conditions or varied any of the material terms of the Offer (other than those as required by the City Code) as set forth in the Announcement, other than any waiver of the Acceptance Condition (but not below the agreed percentage referred to in (i) above) or an extension of the time for acceptance of the Offer (but not later than the Offer Termination Date, without the consent of the Requisite Lenders) or any waiver of the conditions referred to in subsection 4.2(viii) with the consent of the Joint Lead Arrangers;

                           (iv) The price payable per share of Target common stock pursuant to the Offer shall not, without the consent of the Requisite Lenders, have been increased above a price per share agreed to in writing with the Joint Lead Arrangers; and

                           (v) Administrative Agent's receipt of a Notice of Borrowing for such Offer Borrowing.

                           8.4 CONDITIONS TO OTHER BORROWINGS.

                  The obligation of each Lender to make any Other Borrowing, and the obligation of the Issuing Lender to issue any Letter of Credit, is subject to the Announcement Date and the Closing Date having occurred, and to the following conditions precedent (unless the Requisite Lenders or, in any case where the approval of all of the Lenders is required pursuant to subsection 11.6, all of the Lenders in their sole and absolute discretion, shall agree otherwise):

                           (i) Administrative Agent shall have received prior written Notice of Borrowing;

                           (ii) The representations and warranties contained in
         Section 5 shall be true and correct in all material respects on and as of the date of the Loan as though made on that date;

                           (iii) No Potential Event of Default or Event of Default shall have occurred and be continuing; and

                           (iv) No circumstance or event shall have occurred that constitutes a Material Adverse Effect since the Closing Date.


9                                  SECTION

10                      REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, each Borrower: (i) represented and warranted to each Lender (both before and after giving effect to the Acquisition and the transactions in connection therewith), on the date of the Existing Agreement, that the following statements were true, correct and complete and (ii) represents and warrants to each Lender (both before and after giving effect to the Acquisition and the transactions in connection therewith), on the date of this Agreement, on each

Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

                  10.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.

                  A. ORGANIZATION AND POWERS. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified in
SCHEDULE 5.1 annexed hereto. The Company and each of its Subsidiaries has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

                  B. QUALIFICATION AND GOOD STANDING. The Company and each of its Subsidiaries is qualified to do business and in good standing in every jurisdiction in which it owns or leases real property and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to have a Material Adverse Effect.

                  C. CONDUCT OF BUSINESS. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.14.

                  D. SUBSIDIARIES. All of the Subsidiaries of Company are identified in SCHEDULE 5.1 annexed hereto, as said SCHEDULE 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xv). The capital stock of each of the Subsidiaries of Company identified in SCHEDULE
5.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens except liens created by the Loan Documents and liens permitted thereunder and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in SCHEDULE 5.1 annexed hereto (as so supplemented) is an entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where it owns or leases real property and wherever necessary to carry out its business and operations, in each case except where the failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and could not reasonably be expected to have a Material Adverse Effect. SCHEDULE 5.1 annexed hereto (as so supplemented) correctly sets forth the ownership interests of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

                  10.2 AUTHORIZATION OF BORROWING, ETC.

                  A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto.

                  B. NO CONFLICT. The execution, delivery and performance by any Loan Party of the Loan Documents to which it is a party and the consummation of the Transactions do not and will not (i) violate any provision of any law, statute, or any governmental rule or regulation applicable to such Loan Party, the Certificate or Articles of Incorporation or Bylaws, or any comparable organizational document, of such Loan Party or any order, judgment, writ, injunction or decree of any court or other agency of government binding on such Loan Parties, (ii) conflict with, be inconsistent with, result in a breach of any of the terms, covenants, conditions or provisions of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Loan Party (except for the Material Contracts referred to on Schedule 2.5, with respect to performance, but not execution and delivery, are violations),
(iii) result in or require the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of such Loan Party (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which such Loan Party is a party or by which any of its property or assets is bound or to which it may be subject, or (iv) require any approval of stockholders or any approval or consent of any Person under any Material Contract of such Loan Party (except for the Material Contracts referred to on Schedule 2.5, with respect to which performance of the Loan Documents, but not execution and delivery thereof, are violations), except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

                  C. GOVERNMENTAL CONSENTS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with
(i) the execution,
delivery and performance of any Loan Document by any Loan Party that is a party thereto or the consummation of the Acquisition or (ii) the legality, validity, binding effect or enforceability of any Loan Document with respect to any Loan Party that is a party thereto, except (x) those listed on SCHEDULE 5.2C that (I) have already been duly made or obtained and remain in full force and effect or
(II) will have been made or obtained and be in full force and effect on the date of the initial Borrowings hereunder and (y) the filing of UCC-1 financing statements in the appropriate filing offices and the recording of the Mortgages in the appropriate recording offices and in the case of the UK Share Charge and the UK Debenture, the registrations under section 395 Companies Act, and otherwise, compliance with and registration under any analogous requirements in any other relevant jurisdiction in respect of any Loan Documents.

                  D. BINDING OBLIGATION. Subject to compliance with any formalities referred to in 5.2 C above, each of the Loan Documents has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

                  10.3 FINANCIAL CONDITION.
                  Company has heretofore delivered to Lenders, at Lenders' request, the audited financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of Company and its Subsidiaries for the fiscal year ended December 31, 1999. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated basis) of the entities described in such financial statements as at the date thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for the period then ended. Company does not (and will not immediately following the funding of the initial Loans) have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or financial condition of Company and its Subsidiaries taken as a whole.

                  10.4 NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR
PAYMENTS.

                  Since December 31, 1999, no event, act, condition or change has occurred that has caused, evidences or could reasonably be expected to have, either in any case or in the aggregate, a Material Adverse Effect. Since December 31, 1999, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

                  10.5 TITLE TO PROPERTIES; LIENS.
                  Company and its Subsidiaries have (i) good and marketable title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good and marketable title to (in the case of all other personal property), all of their respective real properties, personal properties and assets necessary or useful for the conduct of their business, in each case except for assets disposed of since the date of the most recent financial statements received by Administrative Agent in the ordinary course of business or as otherwise permitted under subsection 7.7 and except where failure to have such title would not, individually or in the aggregate, have a Material Adverse Effect. Except as permitted under subsection 7.2, all such properties and assets are free and clear of Liens. Company and its Subsidiaries enjoy peaceful and undisturbed possession under all of their respective leases, except where any failure could not reasonably be expected to have a Material Adverse Effect.

                  10.6 LITIGATION; ADVERSE FACTS.
                  Except as set forth on SCHEDULE 5.6, there are no actions, suits, proceedings, arbitrations or investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property, license or registration of Company or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  10.7 PAYMENT OF TAXES.
                  Except to the extent permitted by subsection 6.3, all Tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes shown on such Tax returns to be due and payable and Taxes imposed on Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable, except for Taxes that are being contested in good faith by appropriate proceedings for which Company or relevant Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP. Neither Company nor any of its Subsidiaries knows of any proposed Tax assessment against Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings (but only to the extent such assessment or the failure to pay the same could reasonably be expected to have a Material Adverse Effect); provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.


                  10.8 PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL CONTRACTS.

                  A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

                  B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  C. SCHEDULE 5.8 contains a true, correct and complete list of all the Material Contracts in effect on the Announcement Date and on the date hereof. Except as described on SCHEDULE 5.8, all such Material Contracts are in full force and effect and no defaults currently exist thereunder.

                  10.9 GOVERNMENTAL REGULATION; ACCREDITATION.

                  Neither Company nor any of its Subsidiaries is (x) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  10.10 SECURITIES ACTIVITIES.

                  Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  10.11 EMPLOYEE BENEFIT PLANS.

A. Except as would not reasonably be expected to result in a Material Adverse
Effect: (i) Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and with respect to each Employee Benefit Plan and have performed all their obligations under each Employee Benefit Plan and (ii) each Pension Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

                  B. No ERISA Event that would reasonably be expected to result in a Material Adverse Effect has occurred or is reasonably expected to occur.

                  C. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which if amortized over ten years, would not reasonably be expected, after considering the financial condition of all of the ERISA Affiliates, to result in a Material Adverse Effect.

                  D. For each Multiemployer Plan as of the most recent valuation date for which an actuarial report has been received, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, would not reasonably be expected, after considering the financial condition of all of the ERISA Affiliates, to result in a Material Adverse Effect.

                  10.12 CERTAIN FEES.

                  Other than certain fees payable to CSFB or its affiliates, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and the Borrowers hereby indemnify Lenders against, and agree that they will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

                  10.13 ENVIRONMENTAL PROTECTION.

                           (a) Except as set forth in SCHEDULE 5.13, (i) Company
                  and each of its Subsidiaries have been and are in compliance with all applicable Environmental Laws, (ii) Company and each of its Subsidiaries have all Environmental Approvals required to operate their businesses as presently conducted or as reasonably anticipated to be conducted, all such Environmental Approvals are in effect, no appeal or other action is pending to revoke any such Environmental Approval, and Company and each of its Subsidiaries are in full compliance with all terms and conditions of such Environmental Approvals, (iii) neither Company, any of its Subsidiaries nor any of their Environmental Affiliates has received any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that Company, any of its Subsidiaries or any of their Environmental Affiliates are not in full compliance with all Environmental Laws, and (iv) to the Loan Parties' best knowledge after due inquiry, there are no circumstances that may prevent or interfere with such full compliance in the future, except to the extent any of the circumstances described in the foregoing clauses (i) through (iv) could not reasonably be expected to have a Material Adverse Effect.

                           (b) Except as set forth in SCHEDULE 5.13, and except
                  for any Environmental Claims which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, there is no Environmental Claim pending or threatened against Company, any of its Subsidiaries or any of their Environmental Affiliates.

                           (c) There are no past or present actions, activities,
                  circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Hazardous Materials, that could form the basis of any Environmental Claims against Company, any of its Subsidiaries or any of their Environmental Affiliates, which Environmental Claims, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                           (d) No Release or Cleanup has occurred at any
                  property currently or formerly owned or leased by Company or any of its Subsidiaries that could reasonably be expected to result in the assertion or creation of a Lien on said property by any governmental body or agency with respect thereto, nor has any such assertion of a Lien been made by any governmental body or agency with respect thereto, except for any such Liens which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (e) Company is not aware of any current or pending
                  Environmental Laws, including Environmental Approvals that are subject to renewal, that are reasonably likely to require Company or its Subsidiaries, individually or in the aggregate, to incur, over the six fiscal years commencing with the year 2000, costs for capital expenditures for the purposes of maintaining or coming into compliance with said current or pending Environmental Laws, except for capital expenditures that could not, individually or in the aggregate, have a Material Adverse Effect.

                  10.14 EMPLOYEE MATTERS.

                  Except as set forth on SCHEDULE 5.14, there are currently no collective bargaining agreements or Multiemployer Plans covering the employees of Company or any of its Subsidiaries. There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

                  10.15 SOLVENCY.
                  Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

                  10.16 MATTERS RELATING TO COLLATERAL.
                  A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by each Loan Party which is a party to such Collateral Documents on any date on which this representation is made, together with (i) if applicable, the actions to be taken pursuant to subsections
6.8 and 6.9A and (ii) the delivery to the Collateral Agent of any Pledged Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document by such Loan Party are or will be, as the case may be, effective to create in favor of the Collateral Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral covered by such Collateral Documents, and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect or will be duly made or taken and remain in full force and effect at the time of execution and delivery of such Collateral Documents by such Loan Party.

                  B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens with respect to the Pledged Collateral purported to be created in favor of the Collateral Agent pursuant to any of the Collateral Documents to which such Loan Party is a party or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings (x) contemplated by subsections 5.16A and, if applicable, 6.9A, (y) as may be required in connection with the disposition of any Collateral, by laws generally affecting the offering, sale or disposition of property of the same type as the Collateral and (z) such authorizations, approvals or other actions, filings or recordings which will have been obtained or made at the time of execution and delivery of such Collateral Documents by the applicable Loan Party.

                  C. MARGIN REGULATIONS. Neither (i) the making of any Loan nor the use of proceeds thereof, nor (ii) the pledge of the Pledged Collateral pursuant to the Collateral Documents will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  D. INFORMATION REGARDING COLLATERAL. All information supplied to the Collateral Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

                  10.17 DISCLOSURE.
                  A. No representation or warranty of any Borrower contained in any Loan Document or in any other document, certificate or written statement furnished to any Lender by or on behalf of any Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by any Borrower) necessary in order to make the statements contained herein or therein, taken as a whole, not misleading in light of the circumstances in which the same were made; provided that no representation is made as to projections or pro forma financial information except as set forth in the next sentence. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrowers to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known to the Borrowers (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

                  B. No information submitted to Administrative Agent in its due diligence investigation is known to any Borrower to contain any untrue statements of material fact, or omit material facts, which untrue statements or material omissions could reasonably be determined, when taken as a whole, to be material and adverse to the business, assets, financial position, operations or results of operations of Target and its Subsidiaries, taken as a whole.

                  10.18 INSURANCE.
                  The broker's insurance certificate and Officer's Certificate delivered to the Joint Lead Arrangers pursuant to subsection 4.1L set forth a complete and accurate description of all policies of insurance maintained by Company and its Subsidiaries as of the Announcement Date and as of the date hereof. The Borrowers have paid all premiums due on or prior to the Announcement Date and the date hereof in respect of such policies and all such policies are in full force and effect.

                  10.19 PATENTS, TRADEMARKS, ETC.
                  Company and its Subsidiaries have obtained and hold in full force and effect all patents, trademarks, servicemarks, trade names, copyrights and other such rights, free from burdensome restrictions, which are reasonably necessary for the operation of their businesses as presently conducted. No material product, process, method, substance, part or other material presently sold by or employed by Company or any of its Subsidiaries in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person. There is not pending or overtly threatened any claim or litigation against or affecting Company or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material which could be reasonably likely to have a Material Adverse Effect.

                  10.20 LICENSES, ETC.
                  Company and each of its Subsidiaries have obtained and hold in full force and effect, all material franchises, licenses, permits, certificates, authorizations, qualifications, easements, rights of way and other rights, consents and approvals which are reasonably necessary for the operation of their respective businesses as presently conducted.

                  10.21 COMPLIANCE WITH LAW.
                  Except as disclosed on Schedule 5.6, Company and each of its Subsidiaries is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees except where such non-compliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  10.22 ABSENCE OF UNDISCLOSED LIABILITIES.
                  Company and each of its Subsidiaries do not have any material liability or material contingent liability required under GAAP to be reflected or disclosed, which are not reflected or disclosed, in the balance sheet described in subsection 6.1, other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements.

                  10.23 PURPOSE OF LOANS.

                  The proceeds of the Loans shall be used (i) to refinance the Indebtedness set forth on SCHEDULE 2.5 hereof (the "SCHEDULED INDEBTEDNESS") in an amount of approximately $365 million with respect to Target (net of proceeds from Asset Sales with respect to Target and its Subsidiaries) and approximately $135 million with respect to Lincoln and its Subsidiaries; (ii) to finance the Offer, the purchase of Shares in the market, the purchase of Shares pursuant to the Compulsory Acquisition, and the purchase of outstanding options in respect of Shares; (iii) to pay fees and expenses in connection with the Acquisition and Refinancing (and their financing) in an aggregate amount of approximately $150 million; and (iv) for working capital requirements and general corporate purposes.

                  10.24 SENIOR INDEBTEDNESS. The Obligations constitute "Designated Senior Debt" under and as defined in the Bridge Loan Documents.


11                                SECTION

                         COMPANY'S AFFIRMATIVE COVENANTS

                  Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, each Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

                  12.1 FINANCIAL STATEMENTS AND OTHER REPORTS.
                  Each Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent and each of the Lenders:

                           (i) QUARTERLY FINANCIAL: as soon as available and in any event within 60 days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter in the Fiscal Year), (a) the consolidated balance sheets of Company and its Subsidiaries and consolidating balance sheets for each of the following divisions, or combination of divisions, of Company and its Subsidiaries: (i) the Howden group and the Specialty engineering business group, (ii) the ESAB welding business and (iii) Company and its Subsidiaries immediately prior to the Closing Date, as at the end of such Fiscal Quarter and the related consolidated statements of operations, changes in stockholders' equity and cash flows and consolidating statements of operations of the three divisions referred to in clauses (i) - (iii) above for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) beginning with the first Fiscal Quarter ending after the Closing Date, a statement of operations and any narrative report for Company and its Subsidiaries as provided to the Board of Directors of Company with respect to such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in comparative form the corresponding figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Quarter, certified by the chief financial officer of Company as aforesaid;

                           (ii) YEAR-END FINANCIAL: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries and consolidating balance sheets for each of the following divisions of Company and its Subsidiaries: (i) the Howden group and the Specialty engineering business group, (ii) the ESAB welding business and (iii) Company and its Subsidiaries immediately prior to the Closing Date, as at the end of such Fiscal Year and the related consolidated statements of operations, changes in stockholders' equity and cash flows and consolidating statements of operations of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) beginning the first Fiscal Year ending after the Closing Date, a statement of operations and any narrative report for Company and its Subsidiaries as provided to the Board of Directors of Company for such Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, certified by the chief financial officer of Company as aforesaid, and (c) in the case of such consolidated financial statements, a report thereon of Ernst & Young, any other "big four" accounting firm or any other independent certified public accountants of recognized national standing selected by Company, which report shall be unqualified, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements), and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                           (iii) OFFICERS' AND COMPLIANCE CERTIFICATES: Together with each delivery of the consolidated financial statements of Company and its Subsidiaries pursuant to subdivisions (i) or (ii) above, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and as at the end of the applicable accounting periods with the restrictions contained in Section 7;

                           (iv) RECONCILIATION STATEMENTS: If, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements most recently delivered pursuant to subsection 5.3 or this subsection 6.1, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i) or (ii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then together with the first delivery of financial statements pursuant to subdivision (i) or
         (ii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

                           (v) ACCOUNTANTS' CERTIFICATION: Together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (ii) above, a written statement by the independent certified public accountants giving the report thereon
         (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause
         (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                           (vi) ACCOUNTANTS' REPORTS: Promptly upon receipt thereof, copies of the annual letter to management prepared by Company's independent certified public accountants;

                           (vii) SEC FILINGS AND PRESS RELEASES: Promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the SEC or any governmental or private regulatory authority (other than filings in the ordinary course of business to maintain Company's licenses and permits), and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

                           (viii) EVENTS OF DEFAULT, ETC.: Promptly and in any event within two Business Days after any officer of Company obtains knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the SEC on Form 8-K (Items 1, 2, 3, 4 and 6 of such Form as in effect on the date hereof) if Company or any of its Subsidiaries were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect (including, without limitation, termination or modification of customer contracts), an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company or any of its Subsidiaries has taken, are taking and propose to take with respect thereto;

                           (ix) LITIGATION OR OTHER PROCEEDINGS: Promptly and in any event within two Business Days after any officer of Company obtains knowledge of (a) the institution of any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property, license or registration of Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Company or any of its Subsidiaries to Lenders or not disclosed in any report referred to in subsection 6.1(viii) furnished to the Lenders or (b) any material development in any Proceeding that, in any case:

                           (1) if adversely determined, could reasonably be
                  expected to have a Material Adverse Effect; or

                           (2) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof together with such other information as may be reasonably available to Company or any of its Subsidiaries to enable Lenders and their counsel to evaluate such matters;

                           (x) ERISA EVENTS: Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that would reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, what action Company or any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                           (xi) ERISA NOTICES: With reasonable promptness, copies of (a) all notices received by Company or any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event that would reasonably be expected to result in a Material Adverse Effect; and (b) copies of such other documents or governmental reports or filings relating to any Pension Plan as Administrative Agent shall reasonably request;

                           (xii) FINANCIAL PLANS: As soon as practicable and in any event no later than 45 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (the "FINANCIAL PLAN"), the form of which is attached hereto as EXHIBIT XVIII, including (a) forecasted consolidated balance sheet as of the last day of such Fiscal Year and forecasted consolidated statement of operations and a forecasted consolidated statement of cash flows of Company and its Subsidiaries for such Fiscal Year, accompanied by a written explanation of the assumptions on which such forecasts are based, together with an Officers' Certificate prepared by the chief financial officer of Company to the effect that such financial forecasts and assumptions are reasonable and represent Company's good faith estimate of its financial requirements and performance for such Fiscal Year (b) forecasted consolidated statements of operations and cash flows of Company and its Subsidiaries for each Fiscal Quarter of such Fiscal Year, accompanied by a written explanation of the assumptions on which such forecasts are based, together with an Officers' Certificate prepared by the chief financial officer of Company to the effect that such financial forecasts and assumptions are reasonable and represent Company's good faith estimate of its future financial requirements and performance and (c) such other information and projections as any Lender through Administrative Agent may reasonably request;

                           (xiii) INSURANCE: As soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

                           (xiv) BOARD OF DIRECTORS: With reasonable promptness, written notice of any change in the Board of Directors of Company;

                           (xv) NEW SUBSIDIARIES: Promptly upon any Person becoming a Subsidiary of Company or any of its Subsidiaries, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company or any of its Subsidiaries and (b) all of the data required to be set forth in SCHEDULE 5.1 annexed hereto with respect to all Subsidiaries of the Company (it being understood that such written notice shall be deemed to supplement
         SCHEDULE 5.1 annexed hereto for all purposes of this Agreement);

                           (xvi) LICENSING, REGISTRATION AND ACCREDITATION: With reasonable promptness, information regarding proceedings regarding any licensing, registration or accreditation of Company or any of its Subsidiaries by or with any Governmental Authority, if failure to obtain or maintain such license, registration or accreditation could reasonably be expected to have a Material Adverse Effect;

                           (xvii) ENVIRONMENTAL. Promptly and in any event within two Business Days after the existence of any of the following conditions becomes known to any officer of Company, an Officers' Certificate of Company specifying in detail the nature of such condition and Company's or the applicable Subsidiary's proposed response thereto: (i) the receipt by any Loan Party of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that Company or any of its Subsidiaries or an Environmental Affiliate is not in compliance with applicable Environmental Laws but only to the extent such non-compliance could reasonably be expected to have a Material Adverse Effect, or (ii) Company or any of its Subsidiaries shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against Company or any of its Subsidiaries or Environmental Affiliates, but only to the extent such Environmental Claim could reasonably be expected to have a Material Adverse Effect; and

                           (xviii) OTHER INFORMATION: With reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender through Administrative Agent.

                  12.2 CORPORATE EXISTENCE, ETC.

                  Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however, that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof could not reasonably be expected to have a Material Adverse Effect.

                  12.3 PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.
                  A. Company will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) adequate reserves or other appropriate provisions have been established with respect thereto, in conformity with GAAP and (2) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim.

                  B. Company will not, nor will Company permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of their Subsidiaries).

                  12.4 MAINTENANCE OF PROPERTIES; INSURANCE.
                  A. MAINTENANCE OF PROPERTIES. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

                  B. INSURANCE. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry; provided that Company will maintain or cause to be maintained, with financially sound and reputable insurers, the insurance described in the Officer's

Certificate of the Company delivered pursuant to subsection 4.1L at no less than the levels as of the Announcement Date.

                  12.5 INSPECTION RIGHTS; LENDER MEETING.

                  A. INSPECTION RIGHTS. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by Administrative Agent (on its behalf or on behalf of any Lender), or if an Event of Default has occurred and is continuing, the Lenders, to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

                  B. LENDER MEETING. The Borrowers will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Agents and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by the Borrowers and Administrative Agent) at such time as may be agreed to by the Borrowers and Administrative Agent to discuss topics including, but not limited to, the current Fiscal Year's Financial Plan and the outlook and projections for the Borrowers for the next two Fiscal Years.

                  12.6 COMPLIANCE WITH LAWS, ETC.
                  A. COMPLIANCE. Company shall comply and operate in compliance, and shall cause each of its Subsidiaries to comply and to operate in compliance, with the requirements of all applicable laws, rules, statutes, decrees, regulations and orders of any Governmental Authority (including Environmental
Laws) at all times, noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

                  B. LICENSES. Company shall, and shall cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other rights, consents and approvals except where the failure to so preserve any of the foregoing (other than existence) could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and to the extent not obtained prior to the

Announcement Date or the date hereof, Company and its Subsidiaries will obtain all patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other rights, consents and approvals required to conduct the businesses conducted by Target and its Subsidiaries at the times required by applicable law, except those that the failure to obtain which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  12.7 ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL
LAWS.
                  Except as could not reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect, Company shall promptly take, and shall use best efforts to cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Company or its Subsidiaries, (ii) promptly Cleanup any Releases of Hazardous Materials at the properties owned, used or operated by the Company or any of its Subsidiaries; and (iii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

                  12.8 EXECUTION OF LOAN DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES.
                  A. EXECUTION OF SUBSIDIARY GUARANTY AND COLLATERAL DOCUMENTS. In the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Agents of that fact and (subject as follows) cause such Subsidiary to execute and deliver, at the appropriate time for such execution and delivery, to Collateral Agent the documents required in clauses (b), (c) and (d) of subsection 2.9, the Subsidiary Guaranty, the Pledge Agreement and any other Collateral Documents then required pursuant to subsection 6.9A hereof (in each case adapted appropriately for any Foreign Subsidiary), and to take all such further actions and execute all such further documents and instruments as may be necessary or, in the opinion of Collateral Agent, desirable to create in favor of Collateral Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the property of such Subsidiary described in the applicable forms of Collateral Documents (to the extent required by subsection 6.9A). All obligations set forth in this subsection 6.8A shall be required to the extent permitted by applicable law and in accordance with all applicable legal requirements (except where the Person becoming a Subsidiary after the date hereof shall be a Foreign Subsidiary, in which case the decision as to whether such Foreign Subsidiary shall comply with this subsection 6.8A shall also be determined based on an opinion of counsel to

Company in form and substance satisfactory to Company and Administrative Agent that compliance with the foregoing requirements will not have an adverse U.S. income tax effect on Company) and, if any legal requirement would prevent the satisfaction of any such obligation, Company will, and will cause its Subsidiaries to, use their commercially reasonable efforts to satisfy any such requirement. In addition, where the compliance with this subsection 6.8A in respect of a Foreign Subsidiary would involve excessive costs for Company or such Foreign Subsidiary, Administrative Agent shall consult with Company as to whether such compliance is required in all respects.

                  B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Substantially concurrent with the execution and delivery by a Subsidiary of the Loan Documents described under subsection 6.8A, Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation or comparable organizational document, together with a good standing certificate from the Secretary of State of the jurisdiction of its organization and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws or comparable organizational documents, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary, (b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents,
(c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative Agent and its counsel; provided, however, that nothing in this subsection shall require documents which are duplicative of documents delivered pursuant to subsection 2.9.

                  12.9 CERTAIN MATTERS REGARDING COLLATERAL.
                  A. ADDITIONAL COLLATERAL. Within two (2) Business Days following the Closing Date, and from time to time thereafter, Company shall grant or cause to be granted to the Collateral Agent on behalf of Lenders a valid and perfected First Priority Lien on substantially all tangible and intangible material assets of Company and its Subsidiaries (other than Target and its Subsidiaries) pursuant to the applicable Collateral Documents (adapted appropriately for any Foreign Subsidiaries). Such Liens shall secure the Domestic Obligations and/or the Foreign Obligations to the extent and in the manner provided in the applicable Collateral Document, it being understood and agreed that the intent of the parties hereto in respect of causing Foreign Subsidiaries (other than Target and its Subsidiaries) to comply with this subsection 6.9A is to avoid any adverse Tax consequence to the Company as a result of such compliance by any such Foreign Subsidiaries, with the determination as to whether any such adverse Tax consequences would result from such transaction to be based on an opinion of counsel to Company in form and substance satisfactory to Company and Administrative Agent. In addition, where the compliance with this subsection 6.9A in respect of a Foreign Subsidiary shall involve excessive costs for Company or such Foreign Subsidiary, Administrative Agent shall consult with Company as to whether such compliance is required in all respects.

                  At such time, Company and its Subsidiaries (other than Target and its Subsidiaries) shall, subject to the previous paragraph, execute and deliver to Administrative Agent a Security Agreement and Mortgages in respect of Company and its Subsidiaries granting First Priority Liens in all Collateral purported to be covered thereby (but so that in respect of Foreign Subsidiaries, no Mortgage shall be requested in respect of real property which is not of material value or which would result in material Taxes being paid by the relevant Foreign Subsidiary), which Security Agreement and Mortgages shall be in full force and effect (and all consents of third parties required for the effectiveness or enforceability of the Liens created by such Security Agreement and Mortgages, including the assignment of contract rights, shall be obtained), and each document (including each UCC financing statement and each filing with respect to intellectual property owned by Company and such Subsidiaries party to such Security Agreement required by law or reasonably requested by Collateral Agent to be filed, registered or recorded in order to create in favor of Collateral Agent for the benefit of Lenders a valid, legal and perfected First Priority Lien on the Collateral subject to such Security Agreement and Mortgages (subject to any Lien expressly permitted thereby) shall be so filed, registered or recorded and evidence thereof delivered to Agents. Agents shall receive consents from each person required under the terms of any agreement to which Company and its Subsidiaries (other than Target and its Subsidiaries) shall be party to consent to the assignment pursuant to the Security Agreement of the rights of Company and such Subsidiaries under such agreement in order for such assignment to be effective, which consents shall be executed and delivered in form and substance satisfactory to Agents. With respect to each Mortgage, Administrative Agent shall have received with respect to the Mortgaged Property covered thereby (i) a report as to the compliance of such Mortgaged Property with all Environmental Laws, except to the extent any noncompliance could not reasonably be expected to have a Material Adverse Effect, (ii) a recent survey of such Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent and
(iii) title insurance in form and substance and from a title issuer reasonably satisfactory to the Administrative Agent. Agents may request such other certificates, instruments and opinions as Agents may reasonably believe necessary to confirm the Liens required to be granted under this subsection 6.9A. Administrative Agent shall also have received a copy of, or a certificate as to coverage under, the insurance policies required by applicable provisions of the Collateral Documents, each of which shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement (or an appropriate foreign equivalent) and to name Collateral Agent as additional insured, in form and substance satisfactory to Agents. Notwithstanding the foregoing, such Security Agreement and Mortgages will not encumber any property or assets of a Foreign Subsidiary if the creation of a Lien on such property or assets could result in adverse Tax consequences to Company (the determination of same to be made in the manner described in the immediately preceding paragraph).

                  B. RELEASE OF COLLATERAL. Any Collateral with respect to which a Lien shall have been granted pursuant to subsection 6.9A shall be released pursuant to the terms of the applicable Collateral Document.

                  12.10 BOOKS, RECORDS AND INSPECTIONS.
                  Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities.

                  12.11 PERFORMANCE OF OBLIGATIONS.

                  Company shall, and shall cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, debt instrument, lease, undertaking and contract by which it or any of its properties is bound or to which it is a party if the failure to so perform, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  12.12 FURTHER ASSURANCES.
                  At any time or from time to time upon the request of Administrative Agent or Collateral Agent, Company will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents. In furtherance and not in limitation of the foregoing, Company shall take, and cause each of its Subsidiaries to take, such actions as Administrative Agent or Collateral Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, landlord's consents and estoppels, stock powers, financing statements and other documents, the delivery of any UCC searches not received by Administrative Agent prior to Announcement Date, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets of Company and its Subsidiaries. Notwithstanding the foregoing or anything else in this Agreement or any other Loan Document to the contrary,
(i) no Foreign Subsidiary (other than Newco) shall enter into, or be required to enter into, a Subsidiary Guaranty or any other guaranty or Collateral Document (or, in any case, grant any Lien) in favor of the Collateral Agent or any Lenders in respect of any Company Obligations or any Domestic Obligations if doing so would result in adverse Tax consequences to Company, with the determination of same to be made based upon an opinion of counsel to Company in form and substance satisfactory to Company and Administrative Agent, and (ii) none of Target or any of its Subsidiaries shall enter into, or be required to enter into, a Subsidiary Guaranty or any other guaranty or Collateral Document (or, in any case, grant any Lien) in favor of the Collateral Agent or any Lenders in respect of any Company Obligations, any Domestic Obligations or any Foreign Obligations (other than Foreign Obligations of Target and its Subsidiaries).

                  12.13 USE OF PROCEEDS.
                  All proceeds of each Loan will be used by Company and its Subsidiaries only in accordance with the provisions of subsection 2.5 and no part of such proceeds shall be used to purchase or carry Margin Stock.

                  12.14 MAINTENANCE OF CORPORATE SEPARATENESS.
                  Company will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. Other than pursuant to any Company Guaranty or Subsidiary Guaranty entered into pursuant to this Agreement, neither Company nor any of its Subsidiaries shall make any payment to a creditor of any other Subsidiary in respect of any liability of any such Subsidiary, and no bank account of any Subsidiary shall be commingled with any bank account of Company or any other Subsidiary. Any financial statements distributed to any creditors of any Subsidiary shall clearly establish or indicate the corporate separateness of such Subsidiary from Company and its other Subsidiaries. Finally, neither Company nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Company or any of its Subsidiaries being ignored, or in the assets and liabilities of Company or any of its Subsidiaries being substantively consolidated with those of any other such Person in a bankruptcy, reorganization or other insolvency proceeding.

                  12.15 COMPLIANCE WITH MATERIAL CONTRACTS.
                  Company shall, and shall cause each of its Subsidiaries to, promptly and fully comply with all Material Contracts to which any one or more of them is a party.

                  12.16 SYNDICATION PROCESS.
                  After the Announcement Date, Company will cooperate in all such respects as may be requested by Joint Lead Arrangers in connection with the syndication of the Commitments under this Agreement, including the provision of information for inclusion in written materials furnished to respective syndicate members and the participation by those Persons eligible to sign Officers' Certificates on behalf of Company in meetings with respective syndicate members. The Company agrees to enter into such amendments hereto as may be requested by the Joint Lead Arrangers in the event the Joint Lead Arrangers exercise their right to change any of the terms hereof to the extent and in the manner provided in the Fee Letter.

                  12.17 OFFER.
                           (i) Promptly upon the occurrence of the Offer Termination Date, Company will give notice to Administrative Agent (who shall notify the Lenders) that the same has occurred.

                           (ii) Promptly upon satisfaction of the condition specified in Section 429 (1) or (2) of the Companies Act for giving a notice under that Section in respect of any Shares and the Offer becoming or being declared unconditional in all respects, Company shall if it is entitled to do so cause Newco to (a) implement the procedures set out in Section 429 et seq. of the Companies Act to acquire any outstanding Shares and (b) use all commercially reasonable endeavors to acquire 100 per cent of the Shares as promptly as practicable.

                           (iii) Company and Newco covenant and agree that without the prior written agreement of Administrative Agent neither Company nor Newco will (a) issue or cause to be issued (or permit any other Affiliate of Company to issue) any press release or other public statement, the relevant portion of the text of which has not been previously approved by Administrative Agent (which such approval shall not be unreasonably withheld or delayed), which makes reference to this Agreement or to some or all of the Lenders unless the public statement is required by applicable law, the City Code or any stock exchange (in which case Company shall notify Administrative Agent and the Lenders as soon as practicable upon becoming aware that the public statement is required) (provided that Administrative Agent and the Lenders acknowledge that, pursuant to the City Code, (x) a summary of the principal terms of this Agreement will be disclosed in the Offer Document, and (y) this Agreement will be available for public inspection while the Offer remains open for acceptance) or (b) take or permit to be taken any step as a result of which the offer price stated in the Offer Document is, or may be required to be, increased beyond the level agreed between Company and Joint Lead Arrangers from time to time; or

                           (iv) Each of Company and Newco covenants and agrees that, in respect of the Offer, it will comply with the City Code (subject to any applicable waivers by the Panel), the Financial Services Act 1986, the Companies Act and all other applicable laws.

                           (v) Unless to do so would be a breach of any other provision of this subsection 6.17, Newco covenants and agrees that it will keep Administrative Agent informed as to the status and progress of the Offer and, in particular, will from time to time and promptly on request give to Administrative Agent reasonable details as to the current level of acceptances of the Offer (including a copy of every certificate concerning the level of acceptances delivered by the receiving banker in respect of the Offer to Newco, Company, or their respective advisers pursuant to the City Code) and such other matters relevant to the Offer as Administrative Agent may reasonably request.

                  12.18 REFINANCING. Company shall use, and shall cause its Subsidiaries and Target and its Subsidiaries to use, commercially reasonable efforts to refinance the Scheduled Indebtedness of Target and its Subsidiaries as promptly as practicable but in no event later than the end of the Clean-up Period. In any event, Company shall deliver to the Lenders its formal plan of Refinancing with respect to the Indebtedness of Target and its Subsidiaries within thirty (30) days following the Closing Date, after which time the Requisite Lenders shall have fourteen (14) days to approve such plan of Refinancing. If such plan is not approved by the Requisite Lenders, a revised plan addressing the concerns of the Requisite Lenders must continue to be resubmitted as promptly as practicable until such time as the approval of the Requisite Lenders has been received and, in any event, within such time period to allow for the Refinancing to take place within the Clean-up Period.

                  12.19 RESTRUCTURING. If any Restructuring shall be undertaken by Company, Company shall use, and shall cause its Subsidiaries and Target and its Subsidiaries to use, commercially reasonable efforts to complete such Restructuring as promptly as practicable after the Closing Date; provided, that, if a Restructuring is undertaken, Company shall deliver to the Lenders its formal plan of Restructuring within the Clean-up Period, after which time the Required Lenders shall have fourteen (14) days to approve such plan of Restructuring. If such plan is not approved by the Requisite Lenders, a revised plan addressing the concerns of the Requisite Lenders must be resubmitted as promptly as practicable until such time as the approval of the Requisite Lenders has been received and, in any event, within such time period to allow for the Restructuring to take place as promptly as practicable. If any Restructuring shall be undertaken by Company, Company shall complete the Restructuring in accordance with the plan of Restructuring prepared by

Company in all material respects and any amendment or modification of the material aspects of such plan shall require the approval of the Requisite Lenders (which approval shall not be unreasonably withheld or delayed).

                  12.20 RATINGS PROCESS.
                  In the event the initial Rating is not received prior to the Announcement Date, Company shall use commercially reasonable efforts to obtain a Rating as promptly as practicable and shall cooperate to the fullest extent possible as may be reasonably requested by the Joint Lead Arrangers in connection with the process of obtaining such Rating, including the provision of information for inclusion in written materials furnished to S&P and Moody's and the participation by officers of Company in meetings with S&P and Moody's.

                  12.21 FINANCIAL ASSISTANCE.
                  Any Subsidiaries of the Company to which Section 151 et seq. Companies Act applies shall at all times comply with the provisions thereof (including, where appropriate, by following the Whitewash Procedure).

                  12.22 INTERCOMPANY LOANS.
                  In connection with any Intercompany Loan made by Newco to Target, Company and Newco shall cause Target to (i) grant to Newco a valid and perfected First Priority Lien on substantially all tangible and intangible assets of Target pursuant to applicable documentation and (ii) promptly execute, deliver and acknowledge such further documents and do such other acts and things as reasonably requested by the Administrative Agent to fully effect such security interest.

                  12.23 HEDGING.
                  Within ninety (90) days after the Closing Date, Borrowers shall enter into and shall maintain in full force and effect arrangements which hedge interest rate exposure with respect to an amount equal to no less than $450,000,000 either through one or more Hedging Agreements or the issuance of the Takeout Debt. Each Hedging Agreement shall be in form and substance, and with counterparties acceptable to, the Joint Lead Arrangers.

13                                  SECTION

                          COMPANY'S NEGATIVE COVENANTS

                  Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, each Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

                  14.1 INDEBTEDNESS.
                  Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                           (i) Company and its Subsidiaries may become and remain liable with respect to the Obligations;

                           (ii) Company may become and remain liable with respect to the Bridge Loans;

                           (iii) Company may become and remain liable with respect to the Takeout Debt; provided that (A) the terms and conditions of such Takeout Debt and the related Takeout Debt Documents relating to the interest rate, fees, maturity (provided such Indebtedness shall not mature or have . mandatory prepayments or sinking fund provisions prior to the date which is ten years after the Closing Date), redemption, covenants, collateral, guarantees, events of default and remedies shall be reasonably satisfactory in all respects to the Joint Lead Arrangers and (B) the proceeds therefrom are applied to pay fees and expenses of issuance of such Takeout Debt and to refinance or replace (whether before or after the Closing Date) the Bridge Facility and, to the extent of any such proceeds in respect of Takeout Debt in excess of the fees and expenses of issuance paid with such proceeds and the principal amount of Bridge Loans so refinanced or replaced, to prepay Loans as provided in subsection 2.4B(iii).

                           (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

                           (v) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and other purchase money Indebtedness, in each case incurred to finance Consolidated Capital Expenditures permitted under subsection 7.8, not in excess of $30,000,000 in the aggregate at any one time outstanding; provided that any such Indebtedness shall not exceed the purchase price or the fair market value of the asset so financed;

                           (vi) Company may become and remain liable with respect to Indebtedness to any of its Subsidiaries, (x) any Wholly Owned Subsidiary Guarantor that is a Domestic Subsidiary may become and remain liable with respect to Indebtedness to Company or any other Wholly Owned Subsidiary Guarantor that is a Domestic Subsidiary, (y) any non-Wholly Owned Subsidiary Guarantor that is a Domestic Subsidiary may become and remain liable with respect to Indebtedness of any other non-Wholly Owned Subsidiary Guarantor that is a Domestic Subsidiary, and (z) any Subsidiary of Company which is not a Subsidiary Guarantor may become and remain liable with respect to Indebtedness to any other Subsidiary of Company which is not a Subsidiary Guarantor, provided that, in each case, (a) all such intercompany Indebtedness shall be evidenced by promissory notes which (other than in the case of any such promissory notes issued to Subsidiaries which are not Subsidiary Guarantors) shall have been pledged to Collateral Agent pursuant to the Collateral Documents, (b) all such intercompany Indebtedness owed by Company to any of its respective Subsidiaries shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, (x) include provisions as to waiver of any subrogation rights until after the Obligations have been paid in full and (y) are reasonably satisfactory to Administrative Agent and (c) any payment by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

                           (vii) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness under facilities described in SCHEDULE 7.1 annexed hereto and extensions, renewals, and replacement of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided, however, that if collateral arrangements required pursuant to this Agreement and the Collateral Documents with respect to the tangible and intangible assets, including real property, of the applicable borrower of such existing Indebtedness are not reasonably satisfactory to the Requisite Lenders as a result of any existing Liens securing such Indebtedness or limitations on Liens under the terms of such Indebtedness, the underlying Indebtedness must be repaid in full as promptly as practicable;

                           (viii) Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the acquisition in which such Person becomes a subsidiary is a Permitted Acquisition;

                           (ix) Company may become and remain liable with respect to senior subordinated Indebtedness other than the Bridge Loans in the form of debt securities in an aggregate principal amount not to exceed $200,000,000 at any time outstanding, provided, however, that the proceeds of such Indebtedness shall be applied in the manner set forth in subsection 2.4B(iii)(c), provided, further, such Indebtedness does not mature or have mandatory prepayments or sinking fund provisions prior to the date which is ten years after the Closing Date; provided, however, that any such Indebtedness does not have covenants requiring the maintenance of specified financial ratios and otherwise has covenants no more restrictive than those set forth in this Agreement or in the Takeout Debt as previously approved by the Joint Lead Arrangers (other than a provision requiring redemption of such Indebtedness in the event of a change of control of Company substantially the same as contemplated by subsection 8.11 hereof);

                           (x) Foreign Subsidiaries may become and remain liable with respect to Foreign Subsidiary Financings in an aggregate principal amount outstanding at any time not to exceed at any time $35,000,000 (or the equivalent thereof in any foreign currency; provided, however, that at no time shall the aggregate outstanding amounts permitted pursuant to this subsection 7.1(x) and subsection 7.1(xii) exceed $50,000,000);

                           (xi) any Scheduled Indebtedness listed on Schedule
         2.5 until such time as such Indebtedness is required to be repaid under subsection 6.18;

                           (xii) any Borrower and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $25,000,000 at any time outstanding provided, however, that at no time shall the aggregate outstanding amounts permitted pursuant to subsection 7.1(x) and this subsection 7.1(xii) exceed $50,000,000;

                           (xiii) Company and its Subsidiaries may become and remain liable with respect to any Investments permitted by 7.3; and

                           (xiv) the Borrowers may become and remain liable with respect to Indebtedness outstanding under the Hedging Agreements.

                           14.2 PROHIBITION ON LIENS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist, directly or indirectly, any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of any Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any state or under any similar recording or notice statute, except:

                           (i) Permitted Encumbrances;

                           (ii) Liens granted pursuant to the Collateral Documents;

                           (iii) Liens described in SCHEDULE 7.2 annexed hereto; provided that such Liens shall secure only those obligations secured on the date hereof and extensions, renewals, and replacements thereof that do not increase the outstanding principal amount thereof;

                           (iv) Any Lien existing on any property or asset prior to the acquisition thereof by Company or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (B) such Lien shall not apply to any other property or assets of Company or any of its Subsidiaries and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                           (v) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Subsidiary, provided that (A) such security interests secure Indebtedness permitted by subsection 7.1(v), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 75% (100% of the Indebtedness if in the form of a Capital Lease) of the cost of acquiring, constructing or improving such fixed or capital assets and
         (D) such security interests shall not apply to any other property or assets of any Borrower or any Subsidiary; and

                           (vi) Other Liens securing Indebtedness in an aggregate amount not to exceed $15,000,000 at any time outstanding.

                  14.3 INVESTMENTS; JOINT VENTURES.
                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

                           (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

                           (ii) Company and its Wholly Owned Subsidiary
         Guarantors may make and own Investments in each other and Investments in other Subsidiaries in connection with the Refinancing and other Subsidiaries of the Company may make and own Investments in the Company or any Wholly Owned Subsidiary Guarantor;

                           (iii) Company and its Subsidiaries may make
         Consolidated Capital Expenditures permitted by subsection 7.8;

                           (iv) Company and its Subsidiaries may continue to own the Investments owned by them and described in SCHEDULE 7.3 annexed hereto and extensions, renewals and replacements of any such Investments that do not increase the amount thereof;

                           (v) Company and its Subsidiaries may own promissory notes given in payment of the purchase price of assets purchased from Company and its Subsidiaries as permitted by subsection 7.7;

                           (vi) Company and Wholly Owned Subsidiary Guarantors may make Permitted Acquisitions permitted by subsection 7.7(v); and

                           (vii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $25,000,000.

                  14.4 CONTINGENT OBLIGATIONS.

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                           (i) Company may become and remain liable with respect to the Company Guaranty and Subsidiaries of Company may become and remain liable with respect to the Subsidiary Guaranty;

                           (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit and Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of other letters of credit in an aggregate amount not to exceed at any time $15,000,000;

                           (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets permitted by subsection 7.7;

                           (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of obligations to suppliers, customers, franchisees and licensees of Company and its Subsidiaries;

                           (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1;

                           (vi) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in
         SCHEDULE 7.4 annexed hereto and extensions, renewals and replacements of any such Contingent Obligations that do not increase the amount thereof; and

                           (vii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $15,000,000.

                  14.5 RESTRICTED JUNIOR PAYMENTS.
                  Except as set forth on Schedule 7.5 hereto, the Borrowers shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment at any time on or prior to the date on which the Company's Rating is Investment Grade; provided, however the Company may make any payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (and refinancings and repayments of Bridge Loans pursuant to the following proviso), other than payments in respect of any Alternate Financing prohibited by the subordination provisions thereof; PROVIDED that any payment of principal in respect of any Alternate Financing shall not be permitted, other than pursuant to refinancings or repayments, as the case may be, of Bridge Loans with (A) Takeout Debt or (B) the proceeds of any Permitted Bridge Equity Financing; PROVIDED FURTHER, that no Potential Event of Default or Event of Default exists at the time of such refinancing or repayment.

                  14.6 FINANCIAL COVENANTS.

                  A. MINIMUM INTEREST COVERAGE RATIO. The Borrowers shall not permit the ratio of

                           (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any Calculation Period to be less than the correlative ratio indicated below for the date on which such period ends:

              --------------------------------------------------------------
                      END OF CALCULATION              MINIMUM INTEREST
                            PERIOD                     COVERAGE RATIO
              --------------------------------------------------------------
                    12/31/2000 - 3/31/2001             2.00 : 1.00
              --------------------------------------------------------------
                      4/1/2001 - 9/30/2001             2.25 : 1.00
              --------------------------------------------------------------
                     10/1/2001 - 3/31/2002             2.50 : 1.00
              --------------------------------------------------------------
                      4/1/2002 - 9/30/2002             2.75 : 1.00
              --------------------------------------------------------------
                     10/1/2002 - 3/31/2003             3.00 : 1.00
              --------------------------------------------------------------
                      4/1/2003 - 9/30/2003             3.25 : 1.00
              --------------------------------------------------------------
                     10/1/2003 - 3/31/2004             3.50 : 1.00
              --------------------------------------------------------------
                      4/1/2004 - 9/30/2004             3.75 : 1.00
              --------------------------------------------------------------
                     10/1/2004 - 6/30/2010             4.00 : 1.00
              --------------------------------------------------------------

                  B. MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Company shall not permit the Consolidated Fixed Charge Coverage Ratio for any Calculation Period to be less than the correlative amount indicated below for the date on which such period ends:

              --------------------------------------------------------------
                                                          MINIMUM
                                                    FIXED CHARGE COVERAGE
                    END OF CALCULATION PERIOD              RATIO
              --------------------------------------------------------------
                     12/31/2000 - 6/30/2001            1.10 : 1.00
              --------------------------------------------------------------
                       7/1/2001 - 6/30/2010            1.15 : 1.00
              --------------------------------------------------------------

                  C. MAXIMUM LEVERAGE RATIO. Company shall not permit the Consolidated Leverage Ratio as of the last day of any Fiscal Quarter to exceed the correlative ratio indicated below for the date on which such Fiscal Quarter ends:

              --------------------------------------------------------------
                                                         MAXIMUM
                     END OF FISCAL QUARTER            LEVERAGE RATIO
              --------------------------------------------------------------
                     12/31/2000 - 3/31/2001            4.60 : 1.00
              --------------------------------------------------------------
                       4/1/2001 - 9/30/2001            4.30 : 1.00
              --------------------------------------------------------------
                      10/1/2001 - 3/31/2002            4.00 : 1.00
              --------------------------------------------------------------
                       4/1/2002 - 9/30/2002            3.70 : 1.00
              --------------------------------------------------------------

              --------------------------------------------------------------
                      10/1/2002 - 3/31/2003            3.35 : 1.00
              --------------------------------------------------------------
                       4/1/2003 - 9/30/2003            3.10 : 1.00
              --------------------------------------------------------------
                      10/1/2003 - 3/31/2004            2.85 : 1.00
              --------------------------------------------------------------
                       4/1/2004 - 9/30/2004            2.75 : 1.00
              --------------------------------------------------------------
                      10/1/2004 - 6/30/2010            2.50 : 1.00
              --------------------------------------------------------------

                  14.7 RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.
                  Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate or legal structure of Company or any of its Subsidiaries, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sublease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

                           (i) any Subsidiary of Company may be merged with or into Company or any Wholly Owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Wholly Owned Subsidiary Guarantor; provided that, in the case of such a merger involving Company, Company shall be the continuing or surviving corporation, in the case of any such merger involving a Domestic Subsidiary (but not Company), a Domestic Subsidiary shall be the continuing or surviving corporation and in the case of any such merger involving a Wholly Owned Subsidiary Guarantor (but not Company), a Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation;

                           (ii) any Borrower and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

                           (iii) any Borrower and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

                           (iv) any Borrower and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales;

         provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of the Company) and no less than 80% thereof shall be paid in cash;

                           (v) any Borrower and its Wholly Owned Subsidiary Guarantors may make Permitted Acquisitions, provided, that except for the Acquisition and the Planned Acquisitions, (i) such acquisition is reasonably related to a significant line of business carried out by Company and/or any Subsidiary as of the date of such acquisition, (ii) such acquisition does not occur prior to the date of repayment or refinancing in full of the Bridge Loans and prior to the date upon which $200 million of the Term Loans have been prepaid pursuant to subsections 2.4B(iii)(b) and 2.4B(iii)(c), (iii) no single acquisition or acquisitions which are reasonably determined by Administrative Agent to be part of the same overall transaction may exceed $20,000,000 and
         (iv) all such acquisitions may not exceed, in the aggregate, $50,000,000 since the Announcement Date;

                           (vi) the Company and its Subsidiaries may engage in those transactions contemplated by the Restructuring; and

                           (vii) subject to subsection 7.13, any Borrower and its Subsidiaries may make Asset Sales, the aggregate value of all such sales having a book value not exceeding 15% of the consolidated total assets of the Company on the date of such sale, provided that (x) the consideration received for such assets in each such Asset Sale shall
         (i) be in an amount at least equal to the fair market value thereof and
         (ii) consists of not less than 75% in Cash or Cash Equivalents; (y) no more than $40,000,000 of the consideration received in the aggregate for all such sales shall be non-cash; and (z) the Net Asset Sale Proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(b).

                  14.8 CONSOLIDATED CAPITAL EXPENDITURES.
                 No Borrower shall, and no Borrower shall permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year, in an aggregate amount in excess of $125 million (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT"); provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year

(as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year; provided, further, that in no event shall the amount of such increase exceed 25% of the Maximum Consolidated Capital Expenditures Amount (prior to any adjustment in accordance with this proviso).

                  14.9 FISCAL YEAR.
                  Company shall not change its Fiscal Year-end from December 31.

                  14.10 SALES AND LEASE-BACKS.
                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease except that Company and its Subsidiaries may enter into sale and lease-back transactions with respect to the properties listed on SCHEDULE 7.10 annexed hereto.

                  14.11 SALE OR DISCOUNT OF RECEIVABLES.
                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable, other than the sale or discount without recourse of past due accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof.

                  14.12 TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.
                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or any of its Subsidiaries or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its Wholly Owned Subsidiary Guarantors or between any of its Wholly Owned Subsidiary Guarantors or (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries.

                  14.13 DISPOSAL OF SUBSIDIARY STOCK.

                  Except for any sale in compliance with the provisions of subsections 7.7(vi) and (vii) of 100% of the capital stock or other equity Securities of any of its Subsidiaries or pursuant to the Collateral Documents, Company shall not:

                           (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

                           (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law.

                  14.14 CONDUCT OF BUSINESS.
                  From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries and Target and its Subsidiaries on the Announcement Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

                  14.15 CERTAIN RESTRICTIONS.
                  Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement (other than the Loan Documents and agreements evidencing Indebtedness outstanding on the Announcement Date, in each case as in effect on the Announcement Date) which restricts the ability of Company or any of its Subsidiaries to (a) enter into amendments, modifications or waivers of the Loan Documents, (b) sell, transfer or otherwise dispose of its assets (other than as permitted hereunder), (c) create, incur, assume or suffer to exist any Lien upon any of its property, (d) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness (other than as permitted hereunder), or (e) make any Restricted Junior Payment (other than in connection with unsecured Indebtedness pursuant to subsection 7.1(viii)), provided that Capital Leases or agreements governing purchase money Indebtedness which contain restrictions of the types referred to in clauses (b) or (c) with respect to the property covered thereby shall be permitted. The Company shall use commercially reasonable efforts to ensure that the amount of Cash and Cash Equivalents held by any of its Subsidiaries that are not Loan Parties does not exceed the amounts which Company reasonably considers necessary for the needs and anticipated needs of the business of such Subsidiary.

                  14.16 MATERIAL SUBSIDIARIES.
                  The Company shall not at any time permit the total assets and net sales of all Subsidiaries that are not Material Subsidiaries (including for this purpose the total assets and net sales of all Subsidiaries of each Material Subsidiary) to exceed ten percent (10%) of the consolidated assets of Company and its Subsidiaries or the consolidated net sales of Company and its Subsidiaries for any period of four (4) consecutive Fiscal Quarters.


15                                   SECTION

                                EVENTS OF DEFAULT

                  If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

                  16.1 FAILURE TO MAKE PAYMENTS WHEN DUE.

                  Failure by the Borrowers to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by the Borrowers to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by the Borrowers to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

                  16.2 DEFAULT IN OTHER AGREEMENTS.
                           (i) Failure of the Company or any of its Material Subsidiaries or (after the Closing Date) Target or any of its Subsidiaries which is a Material Subsidiary to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent

         Obligations in an aggregate principal amount of $10,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Material Subsidiaries or (after the Closing Date) Target or any of its Subsidiaries which is a Material Subsidiary with respect to any other term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                  16.3 BREACH OF CERTAIN COVENANTS.
                  Failure of any Borrower to perform or comply with any term or condition contained in subsections 2.5, 6.1 (viii) or 6.2 (with respect to corporate existence) or Section 7 of this Agreement; or

                  16.4 BREACH OF WARRANTY.
                  Any representation, warranty, certification or other statement made by any Borrower or any of their Subsidiaries in any Loan Document or in any certificate, document or financial or other statement at any time furnished to Administrative Agent under or in connection with this Agreement shall be false in any material respect on, the date or as of made or deemed made; or

                  16.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS.
                  Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this
Section 8, and such default shall continue unremedied for a period of 30 days;
or

                  16.6 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
                           (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Material Subsidiaries or Target or any of its Subsidiaries which is a Material Subsidiary in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed within 60 days of the entry thereof; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Company or any of its Material Subsidiaries or Target or any of its Subsidiaries which is a Material Subsidiary under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Material Subsidiaries or Target or any of its Subsidiaries which is a Material Subsidiary, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any of its Material Subsidiaries or Target or any of its Subsidiaries which is a Material Subsidiary for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Company or any of its Material Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

                  16.7 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
                           (i) The Company or any of its Material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Company or any of its Material Subsidiaries shall make any assignment for the benefit of creditors; or
         (ii) the Company or any of its Material Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of the Company or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

                  16.8 JUDGMENTS AND ATTACHMENTS.

                  Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $25,000,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Company or any of its Material Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

                  16.9 DISSOLUTION.
                  Any order, judgment or decree shall be entered against the Company or any of its Material Subsidiaries decreeing the dissolution or split up of the Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 60 days; or

                  16.10 EMPLOYEE BENEFIT PLANS.
                  There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans, which could reasonably be expected to result in a Material Adverse Effect.

                  16.11 CHANGE IN CONTROL.
                  Any Person or any two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of Securities of Company (or other Securities convertible into such Securities) representing 30% or more of the combined voting power of all Securities of Company entitled to vote in the election of directors, other than Securities having such power only by reason of the happening of a contingency.

                  16.12 INVALIDITY OF LOAN DOCUMENTS.
                  At any time after the execution and delivery thereof, (i) this Agreement or any other Loan Document other than the Collateral Documents for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the Collateral Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any material portion of the Collateral purported to be covered thereby, in each case for any reason other than as contemplated by subsection 6.9B or the failure of any Agent or any Lender to take any action within its control, or
(iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party.

                  Then, subject to the second proviso set forth below (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrowers, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to the Borrowers, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i); provided further, that notwithstanding any other provision of the Loan Documents, during the period commencing with the Announcement Date and ending on the Offer Termination Date, Administrative Agent and the Lenders (or any of them or any other party) shall not be entitled to (i) terminate the Commitments related to Offer Borrowings, (ii) rescind this Agreement nor, (iii) declare the Loans due and payable (or due and payable on demand) or accelerate any principal amounts outstanding hereunder howsoever described, in whole or in part or exercise any set off or similar right arising on the basis of breach of contract, misrepresentation or Event of Default or otherwise unless an Event of Default described in subsection 8.6, 8.7, 8.9 or 8.12 shall have occurred and be continuing.

                  Notwithstanding anything to the contrary in the preceding paragraph, during the Clean-up Period, none of Administrative Agent, Collateral Agent or any Lender may (i) terminate the Commitments, (ii) rescind this Agreement or (iii) declare the Loans to be due and payable (or due and payable on demand) or accelerate any principal amounts outstanding hereunder, howsoever described, as a result solely of one or more Potential Events of Defaults or Events of Defaults described in subsections 8.2, 8.3 (other than with respect to subsection 7.6), 8.4 or 8.5; provided that the event or circumstance giving rise to such Potential Event of Default or Event of Default, or the result of such Potential Event of Default or Events of Default, (i) directly relates to Target or any of its Subsidiaries (or any of their businesses, assets or liabilities) and has occurred as a result of transactions that occurred or conditions that existed prior to the Closing Date or occurred as a result of binding contractual obligations entered into by Target or any of its Subsidiaries prior to the Closing Date, (ii) is capable of being cured or remedied during the Clean-up Period and (iii) was not known by a responsible officer of Company prior to the Announcement Date; provided, further, that Administrative Agent, Collateral Agent and the Lenders shall be entitled to exercise any and all rights and remedies granted to them hereunder and under the Loan Documents with respect to an occurrence or continuation of any such Potential Event of Default or Event of Default after the expiration of the Clean-up Period.

                  Notwithstanding anything contained in the preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph the Borrowers shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 11.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit the Borrowers, and such provisions shall not at any time be construed so as to grant the Borrowers the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Agents or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.


17                                   SECTION

                                     AGENTS

                  18.1 APPOINTMENT.
                  A. APPOINTMENT OF AGENT. CSFB is hereby appointed as Joint Lead Arranger, Administrative Agent, Collateral Agent and Bookrunner and J.P. Morgan is appointed as Syndication Agent and Joint Lead Arranger hereunder and under the other Loan Documents, and each Lender hereby authorizes each Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrowers or any of their Subsidiaries. Upon the conclusion of the Initial Period, all obligations of the Joint Lead Arrangers hereunder shall terminate and thereafter the Joint Lead Arrangers (in such capacities) shall have no obligations or liabilities under any of the Loan Documents.

                  B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the intent of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

                  In the event that the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 11.2 and 11.3 that refer to the Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Collateral Agent shall be deemed to be references to Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from the Borrowers or any other Loan Party be required by any Supplemental Collateral Agent so appointed by the Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrowers shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.

                  18.2 POWERS AND DUTIES; GENERAL IMMUNITY.
                  A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. An Agent shall have only those duties and responsibilities that are expressly specified in this Agreement with respect to such Agent and the other Loan Documents. An Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. An Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. NO RESPONSIBILITY FOR CERTAIN MATTERS. An Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of the Borrowers to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrowers or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, an Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

                  C. EXCULPATORY PROVISIONS. None of Agents or any of their respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. An Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other

Lenders as may be required to give such instructions under subsection 11.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) an Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrowers and their Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 11.6).

                  D. AGENTS ENTITLED TO ACT AS LENDERS. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, an Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with any Borrower or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

                  18.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.
                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrowers and their Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrowers and their Subsidiaries. Agents shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Agents shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

                  18.4 RIGHT TO INDEMNITY.
                  Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by the Borrowers, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Agent, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to an Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                  18.5 SUCCESSOR AGENT AND SWING LINE LENDER.
                  Any Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and the Borrowers. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days' notice to the Borrowers, to appoint a successor to such Agent. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, as the case may be, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

                  Any resignation of Administrative Agent pursuant to this subsection 9.5 shall also constitute the resignation of CSFB or its successor as the Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection

9.5 shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of EXHIBIT VI annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

                  18.6 COLLATERAL DOCUMENTS AND GUARANTIES.
                  Each Lender hereby further authorizes Collateral Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under the Subsidiary Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and the Subsidiary Guaranty; provided that Collateral Agent shall not (i) enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document or the Subsidiary Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 11.6, all Lenders); provided, further, however, that, without further written consent or authorization from Lenders, Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrowers, Collateral Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Collateral Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.


19                                   SECTION

                                COMPANY GUARANTY

                  20.1 THE COMPANY GUARANTY.
                  In order to induce Administrative Agent and the Lenders to enter into this Agreement and to extend credit hereunder, and in recognition of the direct benefits to be received by Company from the proceeds of the Loans and the issuance of the Letters of Credit, Company hereby agrees with the Lenders as follows: Company hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of Newco, any Domestic Borrower or any Foreign Borrower to the Lenders. If any or all of the Guaranteed Obligations of Newco, any Domestic Borrower or any Foreign Borrower to the Lenders becomes due and payable hereunder, Company irrevocably and unconditionally promises to pay such indebtedness to the Lenders, or order, on demand, together with any and all expenses which may be incurred by the Lenders in collecting any of the Guaranteed Obligations. Notwithstanding the foregoing provisions of this subsection 10.1, no amount shall be payable hereunder in respect of Offer Borrowings at any time when the Administrative Agent is not permitted to accelerate the Loans in accordance with the provisions of Section 8. If claim is ever made upon any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including Newco, any Domestic Borrower or any Foreign Borrower), then and in such event Company agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Company, notwithstanding any revocation of this Company Guaranty, and Company shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20.2 BANKRUPTCY.
                  Additionally, Company unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Lenders whether or not due or payable by Newco, any Domestic Borrower or any Foreign Borrower upon the occurrence of any of the events specified in subsection 8.6 or subsection 8.7, and unconditionally promises to pay such indebtedness to the Lenders, or order, on demand, in lawful money of the United States.

                  20.3 NATURE OF LIABILITY.
                  The liability of Company hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by Company, any other guarantor or by any other party, and the liability of Company hereunder is not affected or impaired by (a) any direction as to application of payment by Newco, any Domestic Borrower or any Foreign Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by Newco, any Domestic Borrower or any Foreign Borrower, or (e) any payment made to any Lender on the Guaranteed Obligations which any such Lender repays to Newco, any Domestic Borrower or any Foreign Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Company waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  20.4 INDEPENDENT OBLIGATION.
                  The obligations of Company hereunder are independent of the obligations of any other guarantor, any other party, Newco, any Domestic Borrower or any Foreign Borrower, and a separate action or actions may be brought and prosecuted against Company whether or not action is brought against any other guarantor, any other party, Newco, any Domestic Borrower or any Foreign Borrower and whether or not any other guarantor, any other party, Newco, any Domestic Borrower or any Foreign Borrower be joined in any such action or actions. Company waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by Newco or other circumstance which operates to toll any statute of limitations as to Newco, any Domestic Borrower or any Foreign Borrower shall operate to toll the statute of limitations as to Company. This Company Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

                  20.5 AUTHORIZATION.
                  Company authorizes the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Company Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                            (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                            (c) exercise or refrain from exercising any rights against Newco, any other Loan Party or others or otherwise act or refrain from acting;

                            (d) release or substitute any one or more endorsers, guarantors, Newco, any Domestic Borrower, any Foreign Borrower or other obligors;

                            (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Newco, any Domestic Borrower or any Foreign Borrower to its creditors other than the Lenders;

                            (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Newco, any Domestic Borrower or any Foreign Borrower to the Lenders regardless of what liability or liabilities of the Company, Newco, any Domestic Borrower or any Foreign Borrower remain unpaid;

                            (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                            (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Company from its liabilities under this Company Guaranty.

                  20.6 RELIANCE.
                  It is not necessary for any Lender to inquire into the capacity or powers of Newco, any Domestic Borrower or any Foreign Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  20.7 SUBORDINATION.
                  Any of the indebtedness of Newco, any Domestic Borrower or any Foreign Borrower now or hereafter owing to Company, is hereby subordinated to the Guaranteed Obligations of Newco, each Domestic Borrower and each Foreign Borrower owing to the Lenders; and if Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of Newco, any Domestic Borrower or any Foreign Borrower to Company shall be collected, enforced and received by Company for the benefit of the Lenders and be paid over to the Administrative Agent on behalf of the Lenders on account of the Guaranteed Obligations of Newco, each Domestic Borrower and each Foreign Borrower to the Lenders, but without affecting or impairing in any manner the liability of Company under the other provisions of this Company Guaranty. Prior to the transfer by Company of any note or negotiable instrument evidencing any of the indebtedness of Newco, any Domestic Borrower or any Foreign Borrower to Company, Company shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Company hereby agrees with the Lenders that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Company Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                 20.8 WAIVER.
                 A. Company waives any right (except as shall be required by applicable statute and cannot be waived) to require any Lender to (i) proceed against Newco, any Domestic Borrower, any Foreign Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from Newco, any Domestic Borrower, any Foreign Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Lender's power whatsoever. Company waives any defense based on or arising out of any defense of Newco, any Domestic Borrower, any Foreign Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of Newco, any Domestic Borrower, any Foreign Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Newco, any Domestic Borrower or any Foreign Borrower other than payment in full of the Guaranteed Obligations. The Lenders may, at their election, foreclose on any security held by the Collateral Agent, or any other Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Lenders may have against Newco, any Domestic Borrower, any Foreign Borrower, any other party or any security, without affecting or impairing in any way the liability of Company hereunder except to the extent the Guaranteed Obligations have been paid. Company waives any defense arising out of any such election by the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Company against Newco, any Domestic Borrower, any Foreign Borrower, any other party or any security.

                  B. Company waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Company Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Company assumes all responsibility for being and keeping itself informed of Newco's, each Domestic Borrower's and each Foreign Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Company assumes and incurs hereunder, and agrees that neither the Agents nor any Bank shall have any duty to advise Company of information known to them regarding such circumstances or risks.


21                                   SECTION

                                  MISCELLANEOUS

                  22.1 ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.
                  A. GENERAL. Subject to subsection 11.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or in any case its rights or obligations with respect thereto or participations therein or any other interest herein or in any other obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of the Borrowers, require any Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further, that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 11.1B(ii); provided, further, that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation. Except as otherwise provided in this subsection 11.1, no Lender shall, as between the Borrowers and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

                  B. ASSIGNMENTS.

                           (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Each
         Commitment, Loan, Letter of Credit or participation therein, or other Credit Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender or to an Approved Fund or by either of the Joint Lead Arrangers, with the giving of notice to the Company and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of the Company and Administrative Agent (which consent of the Company and Administrative Agent shall not be unreasonably withheld or delayed); provided that assignment to an Affiliate of the assigning Lender (or an Approved Fund) that would result in increased costs to the Company shall also require the prior written consent of the Company and such prior written consent of the Company would not be unreasonably withheld if the same is conditioned on the Eligible Assignee agreeing not to require reimbursement from Company of such increased costs; provided, further, that after an Event of Default occurs and is continuing, the consent of the Borrowers shall not be required for assignment to an Eligible Assignee. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 11.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and/or to the assigning Lender, substantially in the form of EXHIBIT IV, EXHIBIT V, EXHIBIT VI or EXHIBIT VII annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans, as the case may be, of the assignee and/or the assigning Lender.

                           (ii) ACCEPTANCE BY ADMINISTRATIVE AGENT; RECORDATION IN REGISTER. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 11.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 11.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to the Borrowers. Administrative Agent shall maintain a copy of each Assignment

         Agreement delivered to and accepted by it as provided in this subsection 11.1B(ii).

                            C. PARTICIPATIONS. The holder of any participation,
other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by the Borrowers hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. The Borrowers and each Lender hereby acknowledge and agree that, solely for purposes of subsections 11.4 and 11.5, (a) any participation will give rise to a direct obligation of the Borrowers to the participant and (b) the participant shall be considered to be a "Lender."

                            D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition
to the assignments and participations permitted under the foregoing provisions of this subsection 11.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between the Borrowers and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                            E. ASSIGNMENTS TO SPECIAL PURPOSE FUNDING VEHICLES.
In addition to the assignments and participations permitted under the foregoing provisions of this subsection 11.1, any Lender (a "GRANTING LENDER") may grant to special purpose funding vehicle (an "SPV"), identified as such in writing from time to time by the Granting Lender to Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make the Borrowers pursuant to this Agreement; provided (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this subsection 11.1E(i), any SPV may (i) with notice to, but without the prior written consent of, the Borrowers and Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit liquidity enhancement to such SPV. After the date of a grant to any SPV, this section may not be amended without the written consent of such SPV.

                            F. INFORMATION. Each Lender may furnish any
information concerning the Borrowers and their Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignee and participants), subject to subsection 11.19.

                            G. REPRESENTATIONS OF LENDERS. Each Lender listed on
the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of or investing in loans such as the Loans; and (iii) that it will make or invest in its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 11.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such

Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

                  22.2 EXPENSES.
                  Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to pay promptly (i) all the actual and reasonable costs and expenses of Agents in connection with the preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all reasonable costs of furnishing all opinions by counsel for the Borrowers (including any opinions requested by Lenders as to any legal matters arising hereunder) and of the Borrowers' performance of and compliance with all agreements and conditions on their part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Agents (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by the Borrowers; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Collateral Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Collateral Agent and of counsel providing any opinions that Collateral Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) the custody or preservation of any of the Collateral; (vi) all other actual and reasonable costs and expenses incurred by Agents in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (vii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

                  22.3 INDEMNITY.
                  In addition to the payment of expenses pursuant to subsection 11.2, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents and Lenders, and the officers, directors, employees, trustee, agents and affiliates of Agents and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that the Borrowers shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.
                  As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including costs related to Cleanups), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty), (ii) the statements contained in the commitment letter delivered by any Lender to the Borrowers with respect thereto, or (iii) the current, former or future operations of Company or its Subsidiaries, including, but not limited to, the current, former or future ownership or use of any real property.

                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 11.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

                  22.4 SET-OFF.
                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of any Borrower against and on account of the obligations and liabilities of the Borrowers to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

                  22.5 RATABLE SHARING.
                  Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the

Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Borrowers expressly consent to the foregoing arrangement and agree that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by any Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

                  22.6 AMENDMENTS AND WAIVERS.
                  A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by the Borrowers therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: reduces the principal amount of any of the Loans; changes in any manner the definition of "Pro Rata Share" or the definition of "Requisite Lenders;" changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date of any of the Loans (but not the date of any scheduled installment of principal); postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of any Letter of Credit; extends the required expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date; changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit; releases any Lien granted in favor of Administrative Agent with respect to all or substantially all of the Collateral; releases any Subsidiary Guarantor from its obligations under the

Subsidiary Guaranty, in each case other than in accordance with the terms of the Loan Documents; or changes in any manner the provisions contained in subsection
8.1 or this subsection 11.6 shall be effective only if evidenced by a writing signed by or on behalf of each Lender affected thereby; provided, further, that no such amendment, modification, termination, waiver or consent shall increase the Commitments of a Lender over the amount hereof then in effect without the consent of such Lender; provided, further, that if any matter described in the first proviso of this subsection 11.6A relates only to (a) all Term Loans, the approval of all Term Lenders shall be sufficient, and (b) a Revolving Loan or Revolving Loan Commitment, the approval of all Revolving Lenders shall be sufficient. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any Letter of Credit and no amendment, modification, termination or waiver of Section 3 that changes in any manner the rights and obligations of an Issuing Lender with respect to an outstanding Letter of Credit shall be effective without the written concurrence of the Issuing Lender of such Letter of Credit, (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent, (v) any amendment, modification, termination or waiver of any provision of this Agreement that adversely affects the rights of Lenders holding Loans of any Class differently than those holding Loans of any other Class shall not be effective without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class (vii) any amendment which
(a) adds a new tranche of term loans to this Agreement, (b) changes the Base Rate Margin or the Eurocurrency Rate Margin applicable to any Class or (c) amends the interim amortization of any Class, shall not be effective without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each Class and (viii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(iii) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of the Swing Line Lender. Each such amendment, modification, waiver or consent shall indicate with respect to each Lender party thereto whether such Lender is executing in the capacity of a Requisite Lender and/or as a member of a Class, with separate signatures with respect to each such capacity. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 11.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by the Borrowers, on the Borrowers.

                  B. REPLACEMENT OF LENDER. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by the first proviso contained in the first sentence of subsection 11.6A, the consent of the Requisite Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Company shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to subsection 2.8 so long as at the time of such replacement each outstanding Loan of each such Lender being replaced is repaid in full and so long as each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitments and/or repay in full each outstanding Loan of such Lender, provided that, unless the Commitments that are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Requisite Lenders (determined after giving effect to the proposed action) shall specifically consent thereto; provided, further, that no Borrower shall have the right to terminate such non-consenting Lender's Commitments and repay in full its outstanding Loans pursuant to clause
(B) if, immediately after the termination of such Lender's Revolving Loan Commitment, the Revolving Loan Exposure of all Lenders would exceed the Revolving Loan Commitments of all Lenders; and provided, further, that in any event Administrative Agent shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso contained in the first sentence of subsection 11.6A.

                  22.7 INDEPENDENCE OF COVENANTS.
                  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

                  22.8 NOTICES.
                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service or electronic mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agents shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to any Borrower and any Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

                  22.9 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Borrowers set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 11.2, 11.3 and 11.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 11.5 shall to the extent set forth therein survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

                  22.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  22.11 MARSHALLING; PAYMENTS SET ASIDE.
                  Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrowers or any other party or against or in payment of any or all of the Obligations. To the extent that a Borrower makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

                  22.12 SEVERABILITY.
                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  22.13 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.
                  The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

                  22.14 HEADINGS.
                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  22.15 APPLICABLE LAW.
                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  22.16 SUCCESSORS AND ASSIGNS.
                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 11.1). None of the Borrowers' rights or obligations hereunder nor any interest therein may be assigned or delegated by any Borrower without the prior written consent of all Lenders.

                  22.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                           (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                           (ii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED,

         TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 11.8;

                  (iii) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (iv) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (v) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 11.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

                  22.18 WAIVER OF JURY TRIAL.
                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN

WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 11.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  22.19 CONFIDENTIALITY.
                  Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, if applicable, it being understood and agreed by the Borrowers that in any event a Lender may make disclosures to the accountants, auditors, attorneys, and Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein if and to the extent such assignee, transferee or participant is made aware of the confidential nature of such non-public information and agrees to be bound by the provisions of this subsection 11.19 or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process or the City Code; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with any routine compliance examination or examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further, that in no event shall any Lender be obligated or required to return any materials furnished by the Borrowers or any of their Subsidiaries.

                  22.20 JUDGMENT. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may lawfully do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency in the city in which it normally conducts its foreign exchange operation for the first currency on the Business Day preceding the day on which final judgment is given.

(b) The obligation of each Borrower in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Judgment Currency such Lender may in accordance with the normal banking procedures purchase the Agreement Currency with the Judgment Currency; if the amount of Agreement Currency so purchased is less than the sum originally due to such Lender in the Agreement Currency, such Borrower agrees notwithstanding any such judgment to indemnify such Lender against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Lender, such Lender agrees to remit to such Borrower such excess.

                  22.21 COUNTERPARTS; EFFECTIVENESS.
                  This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            COMPANY:

                                            LINCOLN ELECTRIC HOLDINGS, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:
                                            22801 St. Clair Avenue
                                            Cleveland, Ohio 44117-1199
                                            Attention: Chief Financial Officer

                                               (H. Jay Elliott)
                                            Facsimile: (216) 383-4744


                                            THE LINCOLN ELECTRIC COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:
                                            22801 St. Clair Avenue
                                            Cleveland, Ohio 44117-1199
                                            Attention: Chief Financial Officer

                                               (H. Jay Elliott)
                                            Facsimile: (216) 383-4744

                                            LINCOLN ELECTRIC GLOBAL LIMITED


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:
                                            22801 St. Clair Avenue
                                            Cleveland, Ohio 44117-1199
                                            Attention: Chief Financial Officer

                                               (H. Jay Elliott)
                                            Facsimile: (216) 383-4744

                                            CREDIT SUISSE FIRST BOSTON
                                            as Joint Lead Arranger,
                                            Administrative Agent, Collateral
                                            Agent and Bookrunner


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Eleven Madison Avenue
                                            New York, New York  10010
                                            Attention:



                                            J.P. MORGAN SECURITIES INC.
                                            as Joint Lead Arranger


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            60 Wall Street
                                            New York, NY  10260
                                            Attention:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK
                                            as Syndication Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            60 Wall Street
                                            New York, NY  10260
                                            Attention:



                                            LENDERS:

                                            CREDIT SUISSE FIRST BOSTON
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Eleven Madison Avenue
                                            New York, New York  10010
                                            Attention:

                                            MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            60 Wall Street
                                            New York, NY  10260
                                            Attention:
















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